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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05773

ING Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2012 to December 31, 2012

ITEM 1.                          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	15
Report of Independent Registered Public Accounting Firm	17
Statements of Assets and Liabilities	18
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	29
Summary Portfolios of Investments	49
Tax Information	95
Director/Trustee and Officer Information	96
Advisory Contract Approval Discussion	101

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled "Global Trends 2030: Alternative Worlds." The report identifies four "megatrends" that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It's important to remember that these are projections and subject to change, but they point to the value of keeping one's portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors' frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product ("GDP") growth was revised up to 3.1%, but it didn't feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain's shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank ("ECB") President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, "Operation Twist" was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece's next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities' slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi's July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan's parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan's export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI EAFE® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measuredeveloped market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
NYSE Arca Tech 100 Index

A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies. iMoneyNet First Tier Retail Index An unmanaged index that includes the most broadly based money market funds.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Heather Hackett, CFA, and Paul Zemsky, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 13.64% compared to the S&P Target Risk Growth Index, Barclays Capital U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 11.72%, 4.21%, 17.32% and 16.42%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies was additive over the year. During May, we initiated an overweight to large-cap core, with a corresponding underweight to emerging markets, which we held until the middle of September. Over this time, domestic equity outperformed international equity and, therefore, this position was additive to performance. Toward the end of the year, we initiated a large-cap value overweight with a large-cap growth underweight, which was slightly beneficial. Certain valuation metrics supported this position. Specifically, growth stocks outperformed for four years in a period of slow growth and deleveraging in the United States.

We believe private sector deleveraging to be complete and anticipate a continued U.S. cyclical recovery, which would aid value stocks. We also believe value's overweight to financials to be supported by continued quantitative easing from the U.S. Federal Reserve (the "Fed"), strength in recovering U.S. housing and expectations of gradual improvement in European financial stocks. We believe the continued negative earnings momentum in technology, overweighted in growth, could reward our underweight growth position.

At the beginning of December, anticipating that fiscal support would be stronger in non-U.S. countries than in the U.S., where fiscal cliff-driven austerity measures were just beginning, we initiated an overweight to non-U.S. equity. This included MSCI EAFE® and emerging market equities, with a corresponding underweight to large-cap core domestic equity. We increased this position slightly toward the end of the year. We also initiated a modest high yield overweight, with a corresponding U.S. core fixed income underweight toward the end of 2012. With the "search for yield" a key investment theme; and with additional quantitative easing, continued low rates and diminished economic fears, these factors provided strong support for an overweight to high yield bonds relative to core bonds. At the beginning of May, we increased our strategic allocation to U.S. equities. We also initiated a strategic allocation to the ING Mid Cap Value sleeve, as well as the ING High Yield Bond sleeve. At the same time, we decreased our strategic allocation to international stocks and increased our allocation to emerging markets. We also decreased our allocation to U.S. domestic bonds.

The Portfolio beat its S&P Target Risk benchmark due partially to outperformance of the underlying funds as well as the Index holding a significant allocation to underperforming short term Treasuries. The Portfolio held a higher weighting to equities which was beneficial to performance. Among the underlying equity funds, the Large Cap Growth, International Equity and Emerging Markets Equity sleeves outperformed their individual benchmarks, while Growth and Income Portfolio, Large Cap Value, Mid Cap Value and Mid Cap Opportunities underperformed. The Portfolios underlying fixed income funds were additive to performance with the ING Intermediate Bond sleeve and the ING Global Bond sleeve outperforming over the period.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff, risks remain for 2013, but we continue to be optimistic. Global financial markets are currently indicating low levels of stress and turbulence. In addition, we anticipate that monetary and fiscal policies will be more expansionary outside the U.S. than within going forward. With many central banks expected to keep stimulating their economies, we could see further equity gains in 2013. We believe both European and Japanese valuations are more attractive than those in the United States, but there are still questions about 2013-14 economic growth in both regions. Chinese economic developments continue to support a recovery in the equity market, and China should be expected to continue to be a catalyst for emerging markets.

Looking ahead, we also believe that large cap value has relatively attractive valuations. It has a concentration in financials, which stand to benefit from improvements in U.S. housing and a continuation of open-ended quantitative easing from the Fed. Our current positioning reflects these views, with an overweight to value over growth, an overweight to non-U.S. equity, as well as an overweight to high yield bonds. Fundamentals in the high yield asset class are currently attractive, with low default rates. We expect returns for high yield bonds to come from the higher coupon rather than broad price movement going forward.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Common Stock	61.9%
Corporate Bonds/Notes	10.0%
U.S. Government Agency Obligations	6.8%
Exchange-Traded Funds	6.2%
Collateralized Mortgage Obligations	4.1%
Foreign Government Bonds	4.0%
U.S. Treasury Obligations	2.3%
Asset-Backed Securities	1.1%
Preferred Stock	0.1%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

iShares iBoxx $ High Yield Corporate Bond Fund	3.4%
SPDR Barclays Capital High Yield Bond ETF	2.6%
ExxonMobil Corp.	1.4%
Apple, Inc.	1.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1.2%
Fannie Mae, 3.000%, 11/25/42	0.9%
Pfizer, Inc.	0.8%
Google, Inc. — Class A	0.8%
Coca-Cola Enterprises, Inc.	0.8%
United States Treasury Bond, 2.750%, 08/15/42	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	13.64%	1.87%	5.62%	—
Class S	13.49%	1.63%	—	4.81%
S&P Target Risk Growth Index	11.72%	2.21%	7.20%	6.73	%(1)
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	4.97	%(1)
MSCI EAFE® Index	17.32%	(3.69)%	8.21%	7.83	%(1)
Russell 3000® Index	16.42%	2.04%	7.68%	6.83	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 7.89% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 16.00% and 21.40%, respectively, for the same period.

Portfolio Specifics: Portfolio returns were positive for the one year ended December 2012. The Portfolio's performance trailed both its Morningstar Technology peer group average, which returned 13.10%, and the NYSE Arca Tech 100 IndexSM.

The positive absolute performance of the Portfolio in 2012 was led primarily by positioning in three sub-industries; application software, data processing & outsources services and computer hardware. The stocks owned in these particular groups are benefiting from a number of factors including multi-year service trends in cloud-based computing, migration from cash-based to electronic-based payment transactions and a wealthier emerging market consumer. On a single names basis, Apple Inc. was the largest contributor as it rose nearly 33% and was held at an average portfolio weight of 10%, which was in-line with most Tech fund peers throughout the year. We have since reduced exposure to Apple given its strong run and evidence of growing competition in the smart-phone arena.

In a relative sense, underperformance came from stock selection in the communications equipment, internet software & services, semiconductors and systems software sub-industries. Additionally, the Portfolio's overweight to semiconductors and underweight to biotechnology were relative detractors from an allocation standpoint. In communications equipment, stocks such as F5 Networks and Ciena Corp came under significant pressure prior to their disposal from the Portfolio. Enterprise IT spending slowed during the second half of the year as companies took a more cautious view of the economic outlook. As a result, earnings estimates were trimmed for 2012 and 2013, disappointing investors. For the internet software space, we had positioned ourselves overweight to begin the year only to pull back exposure in the second half given concerns about the US 'fiscal cliff', declines in European growth and a deceleration in China. We still like the group, but rather than mining for smaller-caps with unproven business models, we have been drawn to more established players where cash flow metrics look most attractive, such as Google and eBay. Lastly, stock-specific performance volatility in the semiconductors and systems software sub-industry further hampered relative results.

Current Strategy and Outlook: At period end, there are two things the investment team believes will continue to shape the Portfolio's positioning. The first is that the world economy will continue to muddle along, just above stall speed, continuing to test investors' convictions. Secondly, macro-uncertainty and financial repression (i.e. low real yields) will continue to cause investors to crowd into higher quality shares on the margin, despite valuation spreads for this cohort of stocks that are at the high end of historical ranges. As a result, the Portfolio continues to have only a very modest bet on continued growth in the world economy, as the team maintains a careful balance of defensive and cyclical exposures.

Within the context of maintaining balance, an overweight to semiconductors is one area we are constructive on in the near-to-medium term. Inventory levels in the channel are well controlled as the industry has been under-shipping demand for a while. The share values did not reflect a cyclical upturn, which we believe is possible as the macroeconomic and political issues begin to be worked through. We believe the U.S. housing market is beginning to recover and should help drive a broader industrial recovery. This outlook coupled with reasonable valuations keeps us optimistic on the shares of analog semiconductor companies in particular given their greater exposure to the industrial end market.

Industry Diversification
as of December 31, 2012
(as a percentage of net assets)

Semiconductors & Semiconductor Equipment	19.9%
Information Technology	16.3%
IT Services	16.3%
Communications Equipment	13.4%
Internet Software & Services	10.4%
Computers & Peripherals	10.0%
Internet & Catalog Retail	4.9%
Software	2.6%
Electronic Equipment, Instruments & Components	2.2%
Health Care	1.3%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Apple, Inc.	8.4%
Cisco Systems, Inc.	5.4%
Google, Inc. — Class A	5.1%
Qualcomm, Inc.	4.9%
Visa, Inc.	3.9%
Salesforce.com, Inc.	3.4%
eBay, Inc.	3.0%
Oracle Corp.	2.6%
International Business Machines Corp.	2.5%
Xilinx, Inc.	2.4%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective September 25, 2012, Paul Ma was removed as a co-portfolio manager for the Portfolio. On December 12, 2012, the Board of Directors of the Portfolio approved a proposal to reorganize the Portfolio with and into ING MidCap Opportunities Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about March 12, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	7.30%	—	—	13.97%		—
Class I	7.89%	1.04%	7.99%	—		—
Class S(1)	7.63%	0.80%	2.15%	—		—
Class S2	7.41%	—	—	—		17.60%
S&P 500® Index	16.00%	1.66%	7.10%	14.58	%(2)	21.42	%(3)
NYSE Arca Tech 100 IndexSM	21.40%	7.63%	11.68%	21.85	%(2)	25.55	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Science and Technology Opportunities Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. LLC served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 15.78% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Despite a reporting period of fairly good investment results, the Portfolio slightly lagged its benchmark after the deduction of fees and expenses. During the period, stock selection benefited the Portfolio, notably selection within information technology and healthcare. Stock selection within financials and consumer staples detracted value.

Within information technology, an overweight in Seagate Technology Inc. was the largest contributor to performance. Shares of enterprise storage company Seagate Technology outperformed based on positive earnings revisions due to better supply-demand conditions and higher pricing, improved long-term profitability due to industry consolidation and $2 billion in dividends and share repurchases.

Our overweight position of apparel company Michael Kors outperformed the market after the company's same-store sales, licensing revenues and operating margins strongly exceeded expectations in 2012. In addition, the company raised fiscal year 2013 guidance over 100%. Furthermore, Michael Kors is rapidly gaining market share of the high-end women's handbag market.

In financials, not owning Bank of America Corp. was unfavorable to returns. In October, the company reported third quarter earnings that exceeded consensus. While the quarter was highlighted by strong commercial loan growth, capital ratio building, lower non-interest expense and margin expansion, the results also reflected weakness in consumer, banking, cards, trading, loans and brokerage. The Portfolio does not own Bank of America as we believe the firm's revenue picture remains muted despite improvements in capital structure and mortgage-related costs.

Allegheny Technologies is a specialty metals and components supplier. Its shares underperformed after disappointing earnings results for the third straight quarter. The earnings miss was driven by the impact of global economic weakness on customers' inventory management and on overall demand for the company's products.

Current Strategy and Outlook: We adhere to the investment process, and have been taking advantage of market volatility to add to existing positions during corrections or to initiate new positions. Currently the Portfolio is overweight in the energy, industrials and telecommunications sectors and underweight in financials, utilities and consumer discretionary sectors.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Information Technology	19.1%
Financials	14.4%
Energy	12.1%
Health Care	11.8%
Industrials	11.1%
Consumer Discretionary	10.8%
Consumer Staples	10.1%
Telecommunication Services	3.4%
Materials	3.4%
Utilities	1.6%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Apple, Inc.	5.5%
ExxonMobil Corp.	4.9%
Google, Inc. — Class A	4.3%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	2.8%
Oracle Corp.	2.6%
Comcast Corp. — Class A	2.5%
Verizon Communications, Inc.	2.4%
JPMorgan Chase & Co.	2.2%
Philip Morris International, Inc.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	15.24%	0.89%	—	1.79%		—		—
Class I	15.78%	1.37%	6.85%	—		—		—
Class S	15.47%	1.12%	—	—		5.59%		—
Class S2	15.30%	—	—	—		—		19.28%
S&P 500® Index	16.00%	1.66%	7.10%	2.29	%(1)	6.32	%(2)	21.42	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 9.39% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics: Fortunately, the world did not come to an end in December as the Mayans had predicted. In fact, fixed income investors continued to endorse risk assets and finished the year strongly, with most spread sectors rallying and driving up U.S. interest rates as the year ended. The Portfolio ended the year by delivering strong positive absolute returns as well as outperforming the benchmark over the period.

The Portfolio strongly outperformed the benchmark index in the first quarter of 2012 largely due to overweighting spread sector assets such as non-agency mortgage backed securities ("MBS") and high yield corporate bonds as the markets embraced risk-taking. Security selection within investment grade credit and emerging market debt helped performance.

In the second quarter, the Portfolio added back performance on a relative basis as risk aversion picked up, and the underweight exposure to U.S. Treasury assets hurt performance of the Portfolio in April and May.

The Portfolio's duration positioning was modestly short to U.S. interest rates during the second half of 2012 which, as interest rates moved higher and the U.S. yield curve steepened, had a positive impact on relative returns.

The second half of the year was more like the first quarter, where our overweights to investment grade and high yield credit, commercial mortgage-backed securities ("CMBS") and non-agency mortgages all helped relative returns as those spread sectors outperformed over the period. Overweighting agency mortgages and asset-backed securities were just a slight drag on relative performance as these underperformed. Underweighting U.S. Treasuries to fund other spread sector overweight positions helped as Treasuries underperformed. Lastly, security selection with investment grade corporates, agency mortgages and CMBS were all contributors to relative returns, while security selection in U.S. Treasuries was a drag on relative returns over the period.

Throughout the year, Treasury futures and swaps were used to manage duration. These holdings along with cash bonds led our duration and curve management to a net modest contribution over the period. Currency forwards were used for currency risk management which along with cash bonds added to the slight underperformance versus the benchmark as they were a net detractor. These together added slightly to outperformance versus the benchmark. Credit default swaps were used for both sector management and issue selection, which when combined with cash bonds were the largest contributors to excess returns for the year.

Current Strategy and Outlook: The New Year's celebrations are behind us, a fresh start is on the books for 2013, and it seems that a majority of the headwinds from 2012 have dissipated. However, we believe global imbalances are here to stay with minimal European growth being a drag on the global economy for the foreseeable future. In contrast, private sector growth in the U.S. appears to be sustainable against the backstop of highly accommodative monetary policy (substantial bond buying by the Federal Reserve). The stimulus cycle across emerging markets that featured broad rate cuts in 2012 is now paying dividends to investors. Despite the presence of political uncertainty and volatility likely induced at times by these global imbalances, our forecast is for sustained positive macro momentum and modest global growth in 2013.

Spread sectors for 2013 will largely be a different game than in 2012 given our base-case scenario of moderate economic growth, abundant financial liquidity, and good credit quality. Yields in the highest quality segments like U.S. Treasuries, agencies, agency mortgages and asset-backed securities look far less attractive relative to credit sensitive sectors like investment grade corporates, non-agency MBS, high yield corporates and emerging market sovereigns and corporates. The fixed income landscape has richened with valuations further stretched by capital flows from investors hungry for sources of sustainable yield and income. As such, we are maintaining constructive on these spread sensitive areas: investment grade and high yield credit, non-agency MBS and emerging market debt. These look to be areas better positioned to perform coming into 2013.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Corporate Bonds/Notes	31.0%
U.S. Government Agency Obligations	29.2%
Collateralized Mortgage Obligations	16.6%
Affiliated Mutual Funds	11.3%
U.S. Treasury Obligations	10.7%
Asset-Backed Securities	4.9%
Foreign Government Bonds	2.3%
Preferred Stock	1.0%
Purchased Options	0.2%
Liabilities in Excess of Other Assets*	(7.2)%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	4.7%
ING Emerging Markets Local Currency Debt Fund
Class P	3.7%
Ginnie Mae, 3.500%, 05/15/41	3.2%
ING Emerging Markets Corporate Debt Fund Class P	2.9%
United States Treasury Note, 0.250%, 11/30/14	2.9%
United States Treasury Bond, 2.750%, 08/15/42	2.4%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2.3%
United States Treasury Bond, 1.625%, 11/15/22	2.1%
Ginnie Mae, 3.000%, 08/15/42	1.6%
Fannie Mae, 3.500%, 06/25/42	1.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	8.85%	5.09%	—	5.09%		—
Class I	9.39%	5.72%	5.29%	—		—
Class S	9.08%	5.44%	5.02%	—		—
Class S2	8.93%	—	—	—		10.40%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.12	%(1)	6.74	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 0.03% compared to the iMoneyNet First Tier Retail Index, which returned 0.02% for the same period.

Portfolio Specifics: Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remain our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Portfolio's Adviser and Distributor continue to waive fees to the extent necessary to maintain a 0.00% net yield, as do most of our competitors due to the historically low level of rates on money market securities.

The first quarter of 2012 was highlighted by a modestly improving U.S. economy, including job creation, and a market-perceived reduction in risk from the European sovereign credit crisis due to new measures implemented by the various central banks and the European Central Bank ("ECB"). The most important action by the ECB was the introduction of the three-year Long Term Refinancing Operations during the fourth quarter of 2011, followed by a second round of funding in February 2012. This reduced the short-term funding needs for the European banks which struggled to maintain adequate low cost short-term funding, a large portion of which is normally supplied by U.S. money market funds. The Federal Reserve Board (the "Fed"), in attempt to increase transparency, announced new disclosure that included a summary of predictions of the next anticipated move in the federal funds rate. The initial disclosure was for the next anticipated move to come late in 2014. Short-term money market rates remained anchored in their historical low range due to the expectations for rates to remain at current levels for the foreseeable future.

The major themes during the second and third quarters were modest economic growth in the United States, a poor but improving job market in the U.S. and slowing growth in the euro zone. In addition, there continued to be elevated market risk from the euro zone due to Greece, Spain, Italy and other countries experiencing very difficult economic conditions and funding issues. While various central banks and the ECB addressed the euro zone problems, they continued to struggle to find a permanent solution. The Fed continued to view the U.S. economic recovery as slow and at risk without additional policy accommodation. At its September 13 meeting, the Fed extended the outlook for the federal funds rate to be kept in the 0% to 0.25% range until the middle of 2015, from 2014 previously.

The fourth quarter saw the unemployment rate hold steady at an elevated 7.8% and inflation remained below the Fed's longer-run objective. The housing market continued to improve as distressed sales as a percentage of overall sales dropped. At the Fed's final meeting of the year in December it announced it would continue with its quantitative easing by extending the purchase of securities beyond year-end. The political debates over the fiscal cliff issues and the raising of the debt ceiling became the hot topic once we got past the Presidential election in November. We believe that these issues, along with the need to reduce the U.S. debt, will be the primary drivers of the markets in the near-term. The rates for short-term money market securities traded in a narrow range at historically low levels throughout 2012, due in part to the Fed keeping the federal funds rate anchored between 0% to 0.25%.

During the reporting period, the Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 45 day weighted average maturity ("WAM"). This was slightly shorter than the peer average of 47 days for the iMoneyNet First Tier Retail category, but did have a higher WAM for the majority of the period.

The Portfolio maintained limited exposure to European banks during the reporting period by investing in those issuers that we had the highest confidence of being able to weather the deteriorating credit conditions in the euro zone, as well as a possible default by one or more countries such as Greece, Spain, Italy and other weak members of the European Union. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt in order to further reduce credit risk.

Outlook and Current Strategy: Our current strategy for the Portfolio will continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk, as these backups would be expected to be temporary in nature in light of the Fed's position. Exposure to European banks is expected to remain low or be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields. That being said, liquidity will not be as high as it was in the past, given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity securities, including U.S. government securities.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Asset Backed Commercial Paper	29.6%
Other Note	27.0%
Treasury Debt	14.1%
Government Agency Repurchase Agreement	8.8%
Financial Company Commercial Paper	7.8%
Certificate of Deposit	5.6%
Other Instrument	4.7%
Government Agency Debt	2.7%
Other Commercial Paper	0.7%
Liabilities in Excess of Other Assets	(1.0)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $50,000,556 to be received upon repurchase (Collateralized by $50,990,000, FHLB, 0.170%-0.300%, Market Value plus accrued interest $51,004,531 due 12/09/13-12/20/13)	5.1%
Treasury Bill, 0.030%, 01/17/13	5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/13	4.7%
Treasury Bill, 0.050%, 01/10/13	3.9%
Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $35,835,398 to be received upon repurchase (Collateralized by $26,212,263, FMNT and FNNT, 0.625%-6.090%, Market Value plus accrued interest $36,551,700 due 12/29/14-09/27/27)	3.7%
Treasury Bill, 0.060%, 01/03/13	3.4%
Wells Fargo Bank NA, 0.380%, 03/22/13	3.2%
Old Line Funding LLC, 0.321%, 04/22/13	3.1%
Barton Capital LLC, 0.187%, 01/03/13	3.0%
Concord Minutemen Capital Co., 0.652%, 04/02/13	2.9%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC — the Sub Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 14.52% compared to the Russell 2000® Index, which returned 16.35% for the same period.

Portfolio Specifics: Benchmark returns were strongest in the first quarter as the Russell 2000® Index advanced by 12.44%. The markets experienced a pullback in the second quarter, however, and the index declined by 3.47%. Positive performance followed in the third and fourth quarters, with returns of 5.25% and 1.85% respectively. Small-caps underperformed mid-caps and large-caps, which returned 17.28% and 16.42% as measured by the Russell Mid Cap and Russell 1000® indices, respectively. Stocks with higher returns on equity held up better during the period and stocks that were less sensitive to market risk (lower beta) outperformed higher beta stocks. For the Russell 2000® Index, the consumer durables and real estate sectors were the strongest performers for the year returning 49.20% and 25.75%% respectively. Insurance and industrial materials also had strong performance, with returns of 24.12% and 23.99% respectively. The only sector posting a negative return for the period was energy which declined by 3.69%.

Stock selection within consumer services was the largest contributor to returns for the period. The Portfolio's overweight allocation to banks and capital goods also added to performance. Stock selection within energy and diversified financials detracted most from performance for the period.

The main individual contributors to performance were Nationstar Mortgage Holdings Inc. and Ariba Inc. The Portfolio's position in Nationstar Mortgage Holdings Inc. was the largest contributor to returns for the period. The company is a non-bank residential mortgage servicer with a range of services across the residential mortgage product spectrum. Strong earnings and several accretive acquisitions contributed to the stock's outperformance during the period. The stock also benefited as banks jettisoned hundreds of billions of dollars of loans, to raise capital and cut costs as housing modestly rebounded. Ariba is a provider of collaborative business commerce solutions for buying and selling goods and services in the United States and internationally. The company agreed to be acquired by SAP for approximately $4.3 billion on May 22, which was a 19% premium to the prior day's close. SAP said the acquisition will establish it as the leading business network provider, adding business-to-business collaboration to its existing solutions. The deal is also anticipated to boost SAP's cloud application portfolio with the addition of Ariba's cloud-based procurement solutions.

Key detractors from performance were Bill Barrett Corp. and Thompson Creek Metals Co. Inc. Bill Barrett Corp., an independent exploration and production company focused on gas and oil, was the largest detractor from performance during the period. The stock experienced a large decline in the first half of the year for two main reasons. One, natural gas prices were under pressure due to oversupply of the commodity. Two, the company engaged in a large spending program to diversify its business and increase its exposure to oil and gas liquids. Investors displayed skepticism regarding the company's efforts and the markets became impatient with the speed of the transitions and the additional capital expenditures they required.

Thompson Creek Metals Co., Inc. operates two molybdenum mines in North America along with roasting facilities to further process the output. The company benefited from better than expected molybdenum pricing; however, the key driver to performance has been the construction of the Mt. Milligan copper mining project, which is now fully funded. As a result, investor concerns have moved away from the risks associated with capital expenditure budgeting to operational risks, which are less pronounced. We remain holders of the stock, and in fact have been aggressive buyers as we think current prices imbed significant negative value for the new copper mine. Mt. Milligan should be completed by the end of 2013. Once more tangible progress is apparent on such things as the mill facility or the tailings pond, we believe investors will shift their attention away from recent management missteps and begin assessing the value of a functional copper mine in a safe jurisdiction, with output expected in a year.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Portfolio's positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical companies our primary focus is on management quality, cash flows and the strength of the balance sheet. We believe the Portfolio is well positioned going forward, as we think that investors will continue to focus on companies' fundamentals due to increased economic uncertainty.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	23.0%
Industrials	18.1%
Information Technology	15.5%
Consumer Discretionary	13.9%
Health Care	10.8%
Materials	5.9%
Energy	5.6%
Utilities	2.7%
Consumer Staples	1.7%
Exchange-Traded Funds	1.2%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Acuity Brands, Inc.	1.2%
iShares Russell 2000 Index Fund	1.2%
Brady Corp.	1.1%
HB Fuller Co.	1.1%
Watts Water Technologies, Inc.	1.0%
Starwood Property Trust, Inc.	1.0%
Actuant Corp.	1.0%
Waste Connections, Inc.	1.0%
Unit Corp.	1.0%
Worthington Industries	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2012, James Hasso has been added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	14.01%	—	—	15.79%		—
Class I	14.52%	4.08%	10.11%	—
Class S	14.26%	3.83%	9.85%	—		—
Class S2	14.08%	—	—	—		22.51%
Russell 2000® Index	16.35%	3.56%	9.72%	15.81	%(1)	24.29	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class I	$1,000.00	$1,075.40	0.64%	$3.34	$1,000.00	$1,021.92	0.64%	$3.25
Class S	1,000.00	1,074.90	0.89	4.64	1,000.00	1,020.66	0.89	4.52
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$988.80	1.56%	$7.80	$1,000.00	$1,017.29	1.56%	$7.91
Class I	1,000.00	990.90	1.06	5.30	1,000.00	1,019.81	1.06	5.38
Class S	1,000.00	990.70	1.31	6.56	1,000.00	1,018.55	1.31	6.65
Class S2	1,000.00	990.70	1.46	7.31	1,000.00	1,017.80	1.46	7.41
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,066.10	1.04%	$5.40	$1,000.00	$1,019.91	1.04%	$5.28
Class I	1,000.00	1,068.50	0.59	3.07	1,000.00	1,022.17	0.59	3.00
Class S	1,000.00	1,066.80	0.84	4.36	1,000.00	1,020.91	0.84	4.27
Class S2	1,000.00	1,066.50	0.99	5.14	1,000.00	1,020.16	0.99	5.03

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,049.20	1.00%	$5.15	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	1,052.10	0.50	2.58	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,050.50	0.75	3.87	1,000.00	1,021.37	0.75	3.81
Class S2	1,000.00	1,050.10	0.90	4.64	1,000.00	1,020.61	0.90	4.57
ING Money Market Portfolio
Class I	$1,000.00	$1,000.10	0.34%	$1.71	$1,000.00	$1,023.43	0.34%	$1.73
Class S	1,000.00	1,000.00	0.36	1.81	1,000.00	1,023.33	0.36	1.83
ING Small Company Portfolio
Class ADV	$1,000.00	$1,055.20	1.35%	$6.97	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	1,057.10	0.85	4.40	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	1,056.20	1.10	5.69	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,055.50	1.25	6.46	1,000.00	1,018.85	1.25	6.34

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$508,074,090	$298,227,001	$3,802,703,827	$2,165,204,586
Investments in affiliates**	—	—	—	255,783,755
Short-term investments at fair value***	21,553,943	16,100,264	90,582,331	37,257,829
Total Investments at fair value	$529,628,033	$314,327,265	$3,893,286,158	$2,458,246,170
Short-term investments at amortized cost	—	—	—	34,748,672
Cash	3,980,260	—	522,382	65,071
Cash collateral for futures	2,370,390	—	—	1,828,543
Foreign currencies at value****	1,840,226	2,495	242,700	—
Foreign cash collateral for futures*****	34,267	—	—	—
Receivable for derivatives collateral (Note 2)	710,000	—	—	2,644,000
Receivables:
Investment securities sold	4,031,134	3,632,264	—	2,522
Investment securities sold on a delayed-delivery or when-issued basis	10,630,573	—	—	53,131,255
Fund shares sold	208	247,114	477,308	289,238
Dividends	527,457	4,423	3,824,560	113,168
Interest	1,437,643	—	—	15,065,727
Foreign tax reclaims	98,383	28,575	—	—
Unrealized appreciation on forward foreign currency contracts	969,254	14,365	—	1,001,422
Upfront payments paid on OTC swap agreements	44,320	—	—	592,551
Unrealized appreciation on OTC swap agreements	70,767	—	—	980,602
Prepaid expenses	9,295	5,831	72,103	39,206
Reimbursement due from manager	—	32,111	—	—
Total assets	556,382,210	318,294,443	3,898,425,211	2,568,748,147
LIABILITIES:
Payable for investment securities purchased	3,216,171	3,802,764	—	9,600,129
Payable for investment securities purchased on a delayed-delivery or when-issued basis	21,693,054	—	—	262,633,084
Payable for fund shares redeemed	161,257	3,566,760	2,028,662	8,790,158
Payable upon receipt of securities loaned	2,188,940	4,153,870	3,198,331	8,304,828
Unrealized depreciation on forward foreign currency contracts	1,053,422	112,929	—	2,883,726
Upfront payments received on OTC swap agreements	67,099	—	—	1,069,614
Unrealized depreciation on OTC swap agreements	1,750,251	—	—	9,321,246
Payable for derivatives collateral (Note 2)	60,000	—	—	2,300,000
Payable for investment management fees	221,971	247,969	1,660,956	768,901
Payable for administrative fees	24,416	14,356	182,701	105,721
Payable for distribution and shareholder service fees	1,222	47,709	643,551	274,629
Payable for directors fees	2,685	1,699	20,371	11,969
Payable for borrowings against line of credit	—	—	—	3,730,000
Other accrued expenses and liabilities	125,136	111,076	246,309	269,689
Written options, at fair value^	82	—	—	—
Total liabilities	30,565,706	12,059,132	7,980,881	310,063,694
NET ASSETS	$525,816,504	$306,235,311	$3,890,444,330	$2,258,684,453
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$603,810,990	$278,748,731	$3,921,289,064	$2,405,361,776
Undistributed (distributions in excess of) net investment income	11,818,189	86,139	(466,290)	(7,063,051)
Accumulated net realized gain (loss)	(116,753,848)	10,918,440	(654,350,288)	(226,326,073)
Net unrealized appreciation	26,941,173	16,482,001	623,971,844	86,711,801
NET ASSETS	$525,816,504	$306,235,311	$3,890,444,330	$2,258,684,453
+ Including securities loaned at value	$2,115,638	$4,067,380	$3,111,459	$8,110,165
* Cost of investments in securities	$479,672,907	$281,647,021	$3,178,732,778	$2,078,552,137
** Cost of investments in affiliates	$—	$—	$—	$246,663,414
*** Cost of short-term investments	$21,561,794	$16,100,264	$90,582,331	$37,257,829
**** Cost of foreign currencies	$1,844,659	$2,370	$241,906	$—
***** Cost of foreign cash collateral for futures	$34,267	$—	$—	$—
^ Premiums received on written options	$56,736	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
Class ADV:
Net Assets	n/a	$14,218,649	$1,251,577,470	$34,472,761
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	2,698,016	51,488,288	2,676,951
Net asset value and redemption price per share	n/a	$5.27	$24.31	$12.88
Class I:
Net Assets	$520,249,118	$97,314,772	$1,865,425,379	$1,001,254,906
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	42,384,105	17,939,946	76,019,601	77,281,247
Net asset value and redemption price per share	$12.27	$5.42	$24.54	$12.96
Class S:
Net Assets	$5,567,386	$193,262,863	$772,713,280	$1,221,679,519
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	456,502	36,262,312	31,772,756	94,786,331
Net asset value and redemption price per share	$12.20	$5.33	$24.32	$12.89
Class S2:
Net Assets	n/a	$1,439,027	$728,201	$1,277,267
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	272,159	30,240	98,861
Net asset value and redemption price per share	n/a	$5.29	$24.08	$12.92

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$570,467,801
Short-term investments at fair value**	—	31,169,550
Total Investments at fair value	$—	$601,637,351
Short-term investments at amortized cost	985,062,060	—
Cash	17,395	38,040
Receivables:
Investment securities sold	2,249,305	2,752,297
Fund shares sold	26,137	33,323
Dividends	789	490,981
Interest	1,021,922	—
Prepaid expenses	20,079	10,418
Total assets	988,397,687	604,962,410
LIABILITIES:
Payable for investment securities purchased	—	5,409,530
Payable for fund shares redeemed	12,433,589	740,980
Payable upon receipt of securities loaned	—	18,620,550
Payable for investment management fees	210,731	363,124
Payable for administrative fees	46,360	26,629
Payable for distribution and shareholder service fees	17	23,768
Payable for directors fees	5,338	3,002
Other accrued expenses and liabilities	98,072	52,765
Total liabilities	12,794,107	25,240,348
NET ASSETS	$975,603,580	$579,722,062
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$975,580,924	$478,464,983
Undistributed (distributions in excess of) net investment income	(131,928)	2,945,290
Accumulated net realized gain	154,584	36,904,760
Net unrealized appreciation	—	61,407,029
NET ASSETS	$975,603,580	$579,722,062
+ Including securities loaned at value	$—	$17,967,458
* Cost of investments in securities	$—	$509,060,772
** Cost of short-term investments	$—	$31,169,550
Class ADV:
Net Assets	n/a	$6,212,824
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	324,815
Net asset value and redemption price per share	n/a	$19.13
Class I:
Net Assets	$975,469,497	$472,254,050
Shares authorized	unlimited	100,000,000
Par value	$1.000	$0.001
Shares outstanding	975,188,713	24,054,164
Net asset value and redemption price per share	$1.00	$19.63
Class S:
Net Assets	$134,083	$101,041,001
Shares authorized	unlimited	100,000,000
Par value	$1.000	$0.001
Shares outstanding	134,040	5,222,839
Net asset value and redemption price per share	$1.00	$19.35
Class S2:
Net Assets	n/a	$214,187
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	11,143
Net asset value and redemption price per share	n/a	$19.22

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,071,806	$3,219,935	$92,157,364	$843,348
Interest, net of foreign taxes withheld*	8,024,526	—	42,267	98,202,270
Dividends from affiliated funds	—	—	—	3,210,661
Securities lending income, net	103,229	103,165	129,118	92,909
Total investment income	17,199,561	3,323,100	92,328,749	102,349,188
EXPENSES:
Investment management fees	2,685,112	3,228,393	20,371,271	9,574,921
Distribution and shareholder service fees:
Class ADV	—	66,820	6,454,658	133,934
Class S	15,040	539,661	2,016,218	3,105,176
Class S2	—	5,968	2,206	5,824
Transfer agent fees	749	495	13,480	7,431
Administrative service fees	295,356	186,903	2,240,180	1,316,519
Shareholder reporting expense	47,979	81,666	323,200	188,302
Professional fees	34,246	35,343	282,742	160,881
Custody and accounting expense	288,606	71,776	359,534	491,706
Directors fees	16,111	10,195	122,228	71,812
Miscellaneous expense	40,037	24,334	232,126	125,450
Merger expense	—	40,000	—	—
Interest expense	2,148	209	2,720	1,229
Total expenses	3,425,384	4,291,763	32,420,563	15,183,185
Net waived and reimbursed fees	—	(88,332)	(645,850)	(1,165)
Net expenses	3,425,384	4,203,431	31,774,713	15,182,020
Net investment income (loss)	13,774,177	(880,331)	60,554,036	87,167,168
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,094,809	15,756,146	200,741,438	91,559,873
Capital gain distributions from affiliated underlying funds	—	—	—	662,976
Foreign currency related transactions	(1,048,650)	73,011	(8,084)	(3,821,494)
Futures	643,673	—	1,188,416	(17,402,583)
Swaps	(3,966,112)	—	—	(18,163,517)
Written options	317,743	—	—	943,234
Net realized gain	22,041,463	15,829,157	201,921,770	53,778,489
Net change in unrealized appreciation (depreciation) on:
Investments	32,236,609	8,826,677	315,186,913	58,560,868
Affiliated funds	—	—	—	9,120,341
Foreign currency related transactions	122,763	(397,851)	(162)	(1,609,933)
Futures	85,126	—	—	3,744,051
Swaps	851,587	—	—	527,620
Written options	(99,026)	—	—	(667,022)
Net change in unrealized appreciation (depreciation)	33,197,059	8,428,826	315,186,751	69,675,925
Net realized and unrealized gain	55,238,522	24,257,983	517,108,521	123,454,414
Increase in net assets resulting from operations	$69,012,699	$23,377,652	$577,662,557	$210,621,582
* Foreign taxes withheld	$260,728	$9,972	$396,910	$687

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,059	$7,826,317
Interest	3,942,941	—
Securities lending income, net	—	537,498
Total investment income	3,959,000	8,363,815
EXPENSES:
Investment management fees	2,667,905	4,502,767
Distribution and shareholder service fees:
Class ADV	—	31,513
Class S	449	272,999
Class S2	—	1,090
Transfer agent fees	1,296	1,245
Administrative service fees	586,927	330,196
Shareholder reporting expense	92,449	42,172
Professional fees	77,821	49,131
Custody and accounting expense	124,781	80,520
Directors fees	32,031	18,011
Miscellaneous expense	60,824	46,724
Interest expense	100	1,318
Total expenses	3,644,583	5,377,686
Net waived and reimbursed fees	(29,840)	(218)
Net expenses	3,614,743	5,377,468
Net investment income	344,257	2,986,347
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	154,584	57,728,705
Net realized gain	154,584	57,728,705
Net change in unrealized appreciation (depreciation) on:
Investments	—	21,377,778
Net change in unrealized appreciation (depreciation)	—	21,377,778
Net realized and unrealized gain	154,584	79,106,483
Increase in net assets resulting from operations	$498,841	$82,092,830
* Foreign taxes withheld	$—	$3,389

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$13,774,177	$14,821,347	$(880,331)	$(1,389,324)
Net realized gain	22,041,463	23,761,184	15,829,157	47,315,931
Net change in unrealized appreciation (depreciation)	33,197,059	(46,020,484)	8,428,826	(89,371,300)
Increase (decrease) in net assets resulting from operations	69,012,699	(7,437,953)	23,377,652	(43,444,693)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(16,407,669)	(15,869,939)	(200,751)	—
Class S	(165,089)	(182,605)	—	—
Class S2	—	—	(1,921)	—
Net realized gains:
Class ADV	—	—	(818,701)	—
Class I	—	—	(6,632,653)	—
Class S	—	—	(13,511,496)	—
Class S2	—	—	(83,251)	—
Total distributions	(16,572,758)	(16,052,544)	(21,248,773)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,421,064	6,609,523	40,689,804	82,557,188
Reinvestment of distributions	16,572,757	16,052,544	21,248,773	—
	19,993,821	22,662,067	61,938,577	82,557,188
Cost of shares redeemed	(77,456,866)	(90,525,985)	(79,779,419)	(118,727,363)
Net decrease in net assets resulting from capital share transactions	(57,463,045)	(67,863,918)	(17,840,842)	(36,170,175)
Net decrease in net assets	(5,023,104)	(91,354,415)	(15,711,963)	(79,614,868)
NET ASSETS:
Beginning of year or period	530,839,608	622,194,023	321,947,274	401,562,142
End of year or period	$525,816,504	$530,839,608	$306,235,311	$321,947,274
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$11,818,189	$16,685,110	$86,139	$(75,611)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$60,554,036	$46,966,555	$87,167,168	$103,984,079
Net realized gain	201,921,770	21,471,346	53,778,489	126,279,384
Net change in unrealized appreciation (depreciation)	315,186,751	(157,910,038)	69,675,925	(54,653,578)
Increase (decrease) in net assets resulting from operations	577,662,557	(89,472,137)	210,621,582	175,609,885
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(17,283,832)	(10,844,280)	(1,377,112)	(712,832)
Class I	(33,859,750)	(24,719,662)	(46,331,028)	(53,618,661)
Class S	(12,215,984)	(9,460,294)	(52,405,250)	(52,930,354)
Class S2	(11,472)	(1,636)	(52,316)	(43,906)
Total distributions	(63,371,038)	(45,025,872)	(100,165,706)	(107,305,753)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	211,287,361	207,918,700	315,624,658	464,216,980
Proceeds from shares issued in merger (Note 14)	—	1,845,801,824	—	—
Reinvestment of distributions	63,344,871	45,005,585	100,145,495	107,285,977
	274,632,232	2,098,726,109	415,770,153	571,502,957
Cost of shares redeemed	(788,623,530)	(814,449,911)	(738,335,864)	(683,342,402)
Net increase (decrease) in net assets resulting from capital share transactions	(513,991,298)	1,284,276,198	(322,565,711)	(111,839,445)
Net increase (decrease) in net assets	300,221	1,149,778,189	(212,109,835)	(43,535,313)
NET ASSETS:
Beginning of year or period	3,890,144,109	2,740,365,920	2,470,794,288	2,514,329,601
End of year or period	$3,890,444,330	$3,890,144,109	$2,258,684,453	$2,470,794,288
Undistributed (distributions in excess of) net investment income at end of year or period	$(466,290)	$1,954,141	$(7,063,051)	$10,996,298

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$344,257	$8,033	$2,986,347	$2,016,387
Net realized gain	154,584	40,348	57,728,705	69,793,435
Net change in unrealized appreciation (depreciation)	—	149,401	21,377,778	(89,171,385)
Increase (decrease) in net assets resulting from operations	498,841	197,782	82,092,830	(17,361,563)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	—	(22,163)
Class I	(344,254)	(8,033)	(1,896,687)	(1,919,855)
Class S	—	—	(158,247)	(267,549)
Class S2	—	—	(158)	(696)
Net realized gains:
Class ADV	—	—	(231,384)	—
Class I	—	(46,849)	(16,798,543)	—
Class S	—	(11)	(4,016,404)	—
Class S2	—	—	(8,048)	—
Return of capital:
Class I	—	(165,438)	—	—
Class S	—	(40)	—	—
Total distributions	(344,254)	(220,371)	(23,109,471)	(2,210,263)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,169,901	396,127,327	50,498,757	126,373,173
Reinvestment of distributions	344,254	220,371	23,109,471	2,210,263
	105,514,155	396,347,698	73,608,228	128,583,436
Cost of shares redeemed	(306,536,128)	(290,114,374)	(150,976,912)	(140,231,718)
Net increase (decrease) in net assets resulting from capital share transactions	(201,021,973)	106,233,324	(77,368,684)	(11,648,282)
Net increase (decrease) in net assets	(200,867,386)	106,210,735	(18,385,325)	(31,220,108)
NET ASSETS:
Beginning of year or period	1,176,470,966	1,070,260,231	598,107,387	629,327,495
End of year or period	$975,603,580	$1,176,470,966	$579,722,062	$598,107,387
Undistributed (distributions in excess of) net investment income at end of year or period	$(131,928)	$(131,931)	$2,945,290	$2,014,035

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—
Class S
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-12	5.20	(0.03)		0.43	0.40	—	0.33	—
12-31-11	5.83	(0.03)		(0.60)	(0.63)	—	—	—
12-31-10	4.94	(0.03	)•	0.92	0.89	—	—	—
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—
12-16-08(5)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—
Class I
12-31-12	5.32	(0.01)		0.45	0.44	0.01	0.33	—
12-31-11	5.94	(0.01)		(0.61)	(0.62)	—	—	—
12-31-10	5.01	(0.01)		0.94	0.93	—	—	—
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—
Class S
12-31-12	5.24	(0.02)		0.44	0.42	—	0.33	—
12-31-11	5.86	(0.03)		(0.59)	(0.62)	—	—	—
12-31-10	4.96	(0.02)		0.92	0.90	—	—	—
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—
Class S2
12-31-12	5.22	(0.02)		0.43	0.41	0.01	0.33	—
12-31-11	5.85	(0.02)		(0.61)	(0.63)	—	—	—
12-31-10	4.95	(0.03	)•	0.93	0.90	—	—	—
02-27-09(5)-12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—
Class I
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—
Class S
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—
						Ratios to average net assets						Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000's)	(%)
ING Balanced Portfolio
Class I
12-31-12	0.36	—	12.27	13.64		0.64	0.64		0.64		2.57	520,249	234
12-31-11	0.31	—	11.13	(1.40)		0.65	0.65		0.65		2.51	524,887	259
12-31-10	0.30	—	11.58	14.22		0.62	0.62	†	0.62	†	2.47 †	614,261	328
12-31-09	0.43	—	10.42	19.23		0.63	0.63	†	0.63	†	2.55 †	631,106	337
12-31-08	1.60	—	9.18	(28.10)		0.62	0.62	†	0.62	†	2.97 †	602,815	294
Class S
12-31-12	0.33	—	12.20	13.49		0.89	0.89		0.89		2.32	5,567	234
12-31-11	0.28	—	11.05	(1.66)		0.90	0.90		0.90		2.25	5,953	259
12-31-10	0.28	—	11.50	13.87		0.87	0.87	†	0.87	†	2.22 †	7,933	328
12-31-09	0.40	—	10.36	18.94		0.88	0.88	†	0.88	†	2.30 †	7,374	337
12-31-08	1.56	—	9.12	(28.28)		0.87	0.87	†	0.87	†	2.73 †	6,684	294
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-12	0.33	—	5.27	7.30		1.58	1.56		1.56		(0.56)	14,219	264
12-31-11	—	—	5.20	(10.81)		1.56	1.55		1.55		(0.66)	9,905	148
12-31-10	—	—	5.83	18.02		1.55	1.55		1.55		(0.66)	5,609	52
12-31-09	—	—	4.94	52.00		1.57	1.55		1.55		(0.92)	54	74
12-16-08(5)-12-31-08	—	—	3.25	(1.22)		1.58	1.56		1.56		(2.08)	3	137
Class I
12-31-12	0.34	—	5.42	7.89		1.08	1.06		1.06		(0.08)	97,315	264
12-31-11	—	—	5.32	(10.44)		1.06	1.05		1.05		(0.18)	105,891	148
12-31-10	—	—	5.94	18.56		1.05	1.05		1.05		(0.20)	121,443	52
12-31-09	—	—	5.01	52.74		1.07	1.05		1.05		(0.13)	100,726	74
12-31-08	—	—	3.28	(39.82)		1.08	1.06		1.06		0.09	55,899	137
Class S
12-31-12	0.33	—	5.33	7.63		1.33	1.31		1.31		(0.33)	193,263	264
12-31-11	—	—	5.24	(10.58)		1.31	1.30		1.30		(0.43)	205,905	148
12-31-10	—	—	5.86	18.15		1.30	1.30		1.30		(0.45)	274,471	52
12-31-09	—	—	4.96	52.62		1.32	1.30		1.30		(0.41)	230,138	74
12-31-08	—	—	3.25	(40.04)		1.33	1.31		1.31		(0.02)	89,548	137
Class S2
12-31-12	0.34	—	5.29	7.41		1.58	1.46		1.46		(0.43)	1,439	264
12-31-11	—	—	5.22	(10.77)		1.56	1.45		1.45		(0.56)	246	148
12-31-10	—	—	5.85	18.18		1.55	1.45		1.45		(0.51)	40	52
02-27-09(5)-12-31-09	—	—	4.95	64.45		1.57	1.45		1.45		(0.56)	5	74
ING Growth and Income Portfolio
Class ADV
12-31-12	0.34	—	24.31	15.24		1.09	1.04		1.04		1.23	1,251,577	57
12-31-11	0.19	—	21.39	(0.72)		1.08	1.03		1.03		1.03	1,221,084	75
12-31-10	0.19	—	21.74	13.55		1.10	1.10	†	1.10	†	0.77 †	6,037	117
12-31-09	0.20	—	19.31	29.69		1.11	1.11	†	1.11	†	1.10 †	1,302	104
12-31-08	0.22	—	15.04	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14 †	791	169
Class I
12-31-12	0.45	—	24.54	15.78		0.59	0.59		0.59		1.68	1,865,425	57
12-31-11	0.29	—	21.59	(0.27)		0.58	0.58		0.58		1.39	1,873,712	75
12-31-10	0.23	—	21.94	14.14		0.60	0.60	†	0.60	†	1.12 †	2,253,794	117
12-31-09	0.26	—	19.42	30.24		0.61	0.61	†	0.61	†	1.60 †	2,090,019	104
12-31-08	0.32	—	15.11	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64 †	1,622,085	169
Class S
12-31-12	0.39	—	24.32	15.47		0.84	0.84		0.84		1.42	772,713	57
12-31-11	0.26	—	21.40	(0.51)		0.83	0.83		0.83		1.13	795,131	75
12-31-10	0.17	—	21.77	13.81		0.85	0.85	†	0.85	†	0.87 †	480,529	117
12-31-09	0.23	—	19.28	30.03		0.86	0.86	†	0.86	†	1.34 †	481,897	104
12-31-08	0.30	—	15.00	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44 †	290,152	169

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)		($)	($)		($)		($)
ING Growth and Income Portfolio (continued)
Class S2
12-31-12	21.23	0.35	•	2.90		3.25	0.40		—		—
12-31-11	21.52	0.41	•	(0.54)		(0.13)	0.16		—		—
12-31-10	19.26	0.14		2.28		2.42	0.16		—		—
02-27-09(5)-12-31-09	12.69	(0.06	)•	6.72		6.66	0.09		—		—
ING Intermediate Bond Portfolio
Class ADV
12-31-12	12.34	0.42	•	0.67		1.09	0.55		—		—
12-31-11	12.04	0.47	•	0.38		0.85	0.55		—		—
12-31-10	11.62	0.57	•	0.48		1.05	0.63		—		—
12-31-09	11.12	0.47		0.76		1.23	0.73		—		—
12-31-08	13.23	0.58		(1.77)		(1.19)	0.62		0.30		—
Class I
12-31-12	12.40	0.49	•	0.67		1.16	0.60		—		—
12-31-11	12.07	0.54	•	0.37		0.91	0.58		—		—
12-31-10	11.57	0.61	•	0.53		1.14	0.64		—		—
12-31-09	11.08	0.53	•	0.75		1.28	0.79		—		—
12-31-08	13.22	0.64	•	(1.73)		(1.09)	0.75		0.30		—
Class S
12-31-12	12.34	0.45	•	0.67		1.12	0.57		—		—
12-31-11	12.01	0.51	•	0.37		0.88	0.55		—		—
12-31-10	11.52	0.57	•	0.52		1.09	0.60		—		—
12-31-09	11.00	0.50	•	0.75		1.25	0.73		—		—
12-31-08	13.14	0.60	•	(1.72)		(1.12)	0.72		0.30		—
Class S2
12-31-12	12.37	0.41		0.69		1.10	0.55		—		—
12-31-11	12.08	0.52	•	0.34		0.86	0.57		—		—
12-31-10	11.59	0.55	•	0.53		1.08	0.59		—		—
02-27-09(5)-12-31-09	10.79	0.42	•	1.15		1.57	0.77		—		—
ING Money Market Portfolio(b)
Class I
12-31-12	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		—
12-31-11	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—
12-31-08	1.05	0.02		0.00	*	0.02	0.07		—		—
Class S
12-31-12	1.00	(0.00	)*	0.00	*	0.00 *	—		—		—
12-31-11	1.00	0.00	*	0.00	*	0.00	—		0.00	*	0.00	*
03-15-10(5)-12-31-10	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-12	17.39	0.01		2.41		2.42	—		0.68		—
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)	0.06		—		—
12-31-10	14.60	0.04	•	3.42		3.46	0.08		—		—
12-31-09	11.58	0.08	•	3.02		3.10	0.08		—		—
12-16-08(5)-12-31-08	11.13	0.00	*•	0.45		0.45	—		—		—
Class I
12-31-12	17.82	0.10	•	2.47		2.57	0.08		0.68		—
12-31-11	18.34	0.07		(0.52)		(0.45)	0.07		—		—
12-31-10	14.82	0.09		3.52		3.61	0.09		—		—
12-31-09	11.70	0.09		3.11		3.20	0.08		—		—
12-31-08	19.56	0.11	•	(5.52)		(5.41)	0.18		2.27		—
						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Portfolio (continued)
Class S2
12-31-12	0.40		—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	0.16		—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16		—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5)-12-31-09	0.09		—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Intermediate Bond Portfolio
Class ADV
12-31-12	0.55		—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	0.92		—	11.12	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
Class I
12-31-12	0.60		—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	1.05		—	11.08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
Class S
12-31-12	0.57		—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	1.02		—	11.00	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
Class S2
12-31-12	0.55		—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5)-12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-12	0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	0.07		—	1.00	2.67	0.35	0.35		0.35		2.66		1,798,833	—
Class S
12-31-12	—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00	*	314	—
03-15-10(5)-12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-12	0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(5)-12-31-08	—		—	11.58	4.04	1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-12	0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	2.45		—	11.70	(31.05)	0.85	0.85	†	0.85	†	0.71	†	420,626	145

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S
12-31-12	17.57	0.05	•	2.44	2.49	0.03	0.68	—
12-31-11	18.09	0.02		(0.50)	(0.48)	0.04	—	—
12-31-10	14.64	0.04		3.47	3.51	0.06	—	—
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—
Class S2
12-31-12	17.47	0.03		2.41	2.44	0.01	0.68	—
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—
					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S
12-31-12	0.71	—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	0.04	—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06	—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07	—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	2.41	—	11.57	(31.28)	1.10	1.10	†	1.10	†	0.71	†	44,764	145
Class S2
12-31-12	0.69	—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5)-12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company") and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios."

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

During the period, Small Company was closed to new shareholders, except for shares purchased by: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective December 14, 2012, the Portfolio re-opened to new shareholders.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $1,364,894, $5,583,675 and $14,365, respectively, which represents the gross payments to be received by the Portfolios on open swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2012. As of December 31, 2012, certain counterparties have posted $60,000 and $2,300,000, respectively, in cash collateral to Balanced and Intermediate Bond to reduce the potential risk of loss. In addition, certain counterparties have posted $415,000 principal value in U.S. Treasury Notes as collateral to Intermediate Bond.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2012, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $2,870,854, $13,274,586 and $112,929, respectively, on open swaps, forward foreign currency contract and written options with credit related contingent features. If a contingent

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2012, Balanced and Intermediate Bond have posted $710,000 and $2,644,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$95,698,585	$85,398,533
Intermediate Bond	98,526,555	213,344,395
Science and Technology Opportunities	7,769,937	15,939,470

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2012, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$74,351,040	$40,404,340
Intermediate Bond	631,340,811	550,459,994
Growth and Income	54,256,000	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Options Contracts. Certain Portfolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and written credit default swaptions to gain exposure to credit risk and to generate income. There were no open purchased or written credit default swaptions at December 31, 2012.

During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2012 for Balanced. There were no open foreign currency options for Intermediate Bond.

During the year ended December 31, 2012, Balanced had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions. There were no open written interest rate swaptions at December 31, 2012.

During the year ended December 31, 2012, Balanced had written options on U.S. Treasuries to generate income. There were no open written options on U.S. Treasuries at December 31, 2012.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2012.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices ("CDX"). A

CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2012, Balanced and Intermediate Bond had average notional amounts of $4,386,878 and $50,239,161 on credit default swaps to buy protection and average notional amounts of $1,757,372 and $15,479,000 on credit default swaps to sell protection, respectively. Please refer to the tables following each respective Summary Portfolio of Investments for open credit default swaps at December 31, 2012.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, Balanced and Intermediate Bond have entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $50,195,433 and $102,720,000, respectively.

For the year ended December 31, 2012, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $77,754,867 and $179,846,473, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2012.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$800,631,050	$848,949,141
Science and Technology Opportunities	870,239,882	910,772,458
Growth and Income	2,241,631,070	2,816,073,114
Intermediate Bond	2,698,653,292	2,758,652,926
Small Company	287,964,966	383,741,206

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$407,506,066	$414,037,316
Intermediate Bond	7,976,613,574	8,153,523,065

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Science and Technology Opportunities(1)	0.95% on first $500 million;
0.85% on next $500 million; and 0.75% thereafter
Growth and Income	0.500% on first $10 billion;
0.450% on next $5 billion; and
0.425% over $15 billion
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

(1)  Effective April 30, 2012, the advisory fee was modified to add breakpoints.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. For the year ended December 31, 2012, the Distributor for Growth and Income, Science and Technology Opportunities, Intermediate Bond, and Small Company waived $460, $1,194, $1,165 and $218, respectively. Additionally, the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by ADV Class of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. There is no guarantee that these waivers will continue.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. During the year ended December 31, 2012, the Distributor for Money Market waived $179. There is no guarantee that this waiver will continue.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2012, IID waived $228 of Class S specific distribution fees and ING Investments waived $29,433 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.40%
	Science and Technology Opportunities	32.06%
	Growth and Income	41.27%
	Intermediate Bond	41.79%
	Money Market	82.93%
	Small Company	50.88%
ING National Trust	Small Company	6.01%
ING Solution 2025 Portfolio	Small Company	8.73%
ING Solution 2035 Portfolio	Small Company	7.51%
ING Solution 2045 Portfolio	Small Company	6.12%
ING USA Annuity and Life Insurance Company	Science and Technology Opportunities	61.63%
	Growth and Income	49.36%
	Intermediate Bond	52.86%
	Small Company	14.35%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors/trustees as described in the Plan to defer the receipt of all or a portion of the directors'/trustees' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%
Small Company	1.45%	0.95%	1.20%	1.35%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2012, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Science and Technology Opportunities	$—	$17,390	$87,138	$104,528

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	3	$1,725,000	1.30%
Science and Technology Opportunities	7	858,571	1.27%
Growth and Income	20	3,692,250	1.30%
Intermediate Bond(1)	12	2,420,833	1.27%
Small Company	2	16,962,500	1.31%

(1)  At December 31, 2012, Intermediate Bond had an outstanding balance of $3,730,000.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Cost
Balance at 12/31/11	18,200,000	—	$279,080
Options Purchased	108,500,000	11,700,000	1,366,161
Options Terminated in Closing Sell Transactions	(78,200,000)	(11,700,000)	(1,135,564)
Options Expired	(44,600,000)	—	(436,932)
Balance at 12/31/12	3,900,000	—	$72,745

Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	16,290,000	409,091
Options Terminated in Closing Sell Transactions	(10,860,000)	(203,837)
Options Expired	(5,430,000)	(205,254)
Balance at 12/31/12	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	25,943,000	452,105
Options Terminated in Closing Sell Transactions	(18,129,000)	(64,157)
Options Expired	(3,000,000)	(30,000)
Balance at 12/31/12	4,814,000	$357,948

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Premiums Received
Balance at 12/31/11	18,200,000	—	$236,248
Options Written	116,900,000	11,700,000	1,086,672
Options Terminated in Closing Purchase Transactions	(69,100,000)	(11,700,000)	(898,962)
Options Expired	(60,600,000)	—	(367,222)
Balance at 12/31/12	5,400,000	—	$56,736

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	11,608,000	78,376
Options Terminated in Closing Purchase Transactions	(5,508,000)	(47,876)
Options Expired	(6,100,000)	(30,500)
Balance at 12/31/12	—	$—

Transactions in written credit default swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	10,860,000	161,271
Options Terminated in Closing Purchase Transactions	(10,860,000)	(161,271)
Options Expired
Balance at 12/31/12	—	$—

Transactions in written options on U.S. Treasuries for Balanced during the year ended December 31, 2012 were as follows:

	Contracts	Premiums Received
Balance at 12/31/11	781,000	$244
Options Written
Options Terminated in Closing Purchase Transactions
Options Expired	(781,000)	(244)
Balance at 12/31/12	—	$—

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Cost
Balance at 12/31/11	60,800,000	—	$984,914
Options Purchased	562,400,000	116,600,000	7,388,834
Options Terminated in Closing Sell Transactions	(441,800,000)	(116,600,000)	(7,132,661)
Options Expired	(181,400,000)	—	(1,241,087)
Balance at 12/31/12	—	—	$—

Transactions in purchased options on interest rate swpations for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	286,617,000	4,506,360
Options Terminated in Closing Sell Transactions	(234,947,000)	(649,194)
Options Expired	—	—
Balance at 12/31/12	51,670,000	$3,857,166

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	225,565,000	5,737,445
Options Terminated in Closing Sell Transactions	(125,310,000)	(2,352,006)
Options Expired	(100,255,000)	(3,385,439)
Balance at 12/31/12	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Premiums Received
Balance at 12/31/11	60,800,000	—	$767,322
Options Written	623,400,000	116,600,000	6,651,173
Options Terminated in Closing Purchase Transactions	(502,800,000)	(116,600,000)	(6,841,488)
Options Expired	(181,400,000)	—	(577,007)
Balance at 12/31/12	—	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	26,245,000	415,722
Options Terminated in Closing Purchase Transactions	(26,245,000)	(415,722)
Options Expired
Balance at 12/31/12	—	$—

Transactions in written credit default swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	162,910,000	2,312,054
Options Terminated in Closing Purchase Transactions	(162,910,000)	(2,312,054)
Options Expired
Balance at 12/31/12	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/12	272,783	—	1,396,397	(6,459,373)	(4,790,193)	3,216,222	—	16,407,668	(76,096,062)	(56,472,172)
12/31/11	546,025	—	1,319,197	(7,728,438)	(5,863,216)	6,324,059	—	15,869,939	(88,331,539)	(66,137,541)
Class S
12/31/12	18,248	—	14,110	(114,451)	(82,093)	204,842	—	165,089	(1,360,804)	(990,873)
12/31/11	25,221	—	15,255	(191,435)	(150,959)	285,464	—	182,605	(2,194,446)	(1,726,377)
Science and Technology Opportunities
Class ADV
12/31/12	1,176,358	—	144,138	(528,134)	792,362	6,631,436	—	818,701	(2,835,033)	4,615,104
12/31/11	1,316,041	—	—	(372,475)	943,566	7,779,707	—	—	(2,090,659)	5,689,048
Class I
12/31/12	1,052,934	—	1,172,115	(4,171,532)	(1,946,483)	6,134,184	—	6,833,404	(22,866,139)	(9,898,551)
12/31/11	2,858,998	—	—	(3,409,399)	(550,401)	17,535,837	—	—	(19,895,330)	(2,359,493)
Class S
12/31/12	4,463,748	—	2,353,930	(9,847,014)	(3,029,336)	25,909,585	—	13,511,496	(53,249,998)	(13,828,917)
12/31/11	9,496,260	—	—	(17,018,576)	(7,522,316)	56,948,513	—	—	(96,692,040)	(39,743,527)
Class S2
12/31/12	363,756	—	14,943	(153,628)	225,071	2,014,599	—	85,172	(828,249)	1,271,522
12/31/11	49,472	—	—	(9,182)	40,290	293,131	—	—	(49,334)	243,797
Growth and Income
Class ADV
12/31/12	1,714,025	—	716,044	(8,033,706)	(5,603,637)	40,995,421	—	17,283,832	(190,466,475)	(132,187,222)
12/31/11	794,351	64,132,504	511,015	(8,623,691)	56,814,179	36,311,513	1,425,596,434	10,844,280	(187,470,745)	1,285,281,482
Class I
12/31/12	6,864,378	—	1,388,462	(19,016,964)	(10,764,124)	165,449,511	—	33,833,583	(454,574,220)	(255,291,126)
12/31/11	5,767,812	773,256	1,153,056	(23,631,000)	(15,936,876)	139,395,287	16,686,674	24,699,375	(504,372,088)	(323,590,752)
Class S
12/31/12	182,071	—	505,881	(6,072,084)	(5,384,132)	4,317,479	—	12,215,984	(143,513,545)	(126,980,082)
12/31/11	1,385,742	18,034,409	445,601	(4,780,013)	15,085,739	32,001,238	385,283,101	9,460,294	(104,160,870)	322,583,763
Class S2
12/31/12	22,449	—	480	(2,933)	19,996	524,950	—	11,472	(69,290)	467,132
12/31/11	10,425	865,079	78	(865,574)	10,008	210,662	18,235,615	1,636	(18,446,208)	1,705
Intermediate Bond
Class ADV
12/31/12	1,398,716	—	106,891	(202,187)	1,303,420	17,907,899	—	1,377,112	(2,605,745)	16,679,266
12/31/11	1,080,967	—	57,906	(123,631)	1,015,242	13,597,225	—	712,832	(1,538,641)	12,771,416
Class I
12/31/12	13,571,376	—	3,577,104	(37,098,802)	(19,950,322)	173,524,387	—	46,310,817	(478,030,373)	(258,195,169)
12/31/11	20,950,653	—	4,332,906	(28,925,724)	(3,642,165)	264,969,259	—	53,598,886	(363,384,777)	(44,816,632)
Class S
12/31/12	9,683,970	—	4,066,019	(20,040,810)	(6,290,821)	123,829,509	—	52,405,250	(257,514,263)	(81,279,504)
12/31/11	14,788,208	—	4,299,718	(25,648,135)	(6,560,209)	184,594,230	—	52,930,354	(318,344,281)	(80,819,697)
Class S2
12/31/12	28,406	—	4,049	(14,489)	17,966	362,863	—	52,316	(185,483)	229,696
12/31/11	82,924	—	3,558	(5,865)	80,617	1,056,266	—	43,905	(74,703)	1,025,468
Money Market
Class I
12/31/12	105,147,565	—	344,253	(306,333,946)	(200,842,128)	105,147,563	—	344,254	(306,333,946)	(200,842,129)
12/31/11	396,085,340	—	220,318	(290,073,206)	106,232,452	396,085,339	—	220,320	(290,073,206)	106,232,453
Class S
12/31/12	22,338	—	— *	(202,183)	(179,845)	22,338	—	—	(202,182)	(179,844)
12/31/11	41,988	—	51	(41,169)	870	41,988	—	51	(41,168)	871
Small Company
Class ADV
12/31/12	40,250	—	12,380	(69,181)	(16,551)	743,738	—	231,384	(1,276,143)	(301,021)
12/31/11	249,707	—	1,147	(90,421)	160,433	4,612,067	—	22,163	(1,559,872)	3,074,358

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company (continued)
Class I
12/31/12	2,064,007	—	977,784	(6,118,868)	(3,077,077)	39,495,576	—	18,695,232	(117,544,976)	(59,354,168)
12/31/11	4,798,039	—	97,306	(5,236,999)	(341,654)	89,842,612	—	1,919,855	(97,186,660)	(5,424,193)
Class S
12/31/12	547,502	—	221,232	(1,722,312)	(953,578)	10,223,632	—	4,174,648	(32,112,408)	(17,714,128)
12/31/11	1,734,236	—	13,734	(2,330,317)	(582,347)	31,665,738	—	267,549	(41,393,219)	(9,459,932)
Class S2
12/31/12	1,909	—	437	(2,344)	2	35,811	—	8,207	(43,385)	633
12/31/11	13,603	—	36	(5,248)	8,391	252,756	—	696	(91,967)	161,485

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. As of December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Balanced	$2,115,638	$2,188,940
Science and Technology Opportunities	4,067,380	4,153,870
Growth and Income	3,111,459	3,198,331
Intermediate Bond	8,110,165	8,304,828
Small Company	17,967,458	18,620,550

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISK (continued)

and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Balanced, Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$(2,068,340)	$2,068,340
Science and Technology Opportunities	(1,170,606)	1,244,753	(74,147)
Growth and Income(1)	20,898,143	396,571	(21,294,714)
Intermediate Bond	(2,606,292)	(5,060,811)	7,667,103

(1)  $20,898,143 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Return of Capital
Balanced	$16,572,758	$—	$16,052,544	$—
Science and Technology Opportunities	202,125	21,046,648	—	—
Growth and Income	63,371,038	—	45,025,872	—
Intermediate Bond	100,165,706	—	107,305,753	—
Money Market	344,254	—	54,893	165,478
Small Company	2,055,092	21,054,379	2,210,263	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gain	(Depreciation)	Amount	Character	Expiration
Balanced	$11,601,797	$—	$—	$23,076,518	$(30,231,106)	Short-term	2016
					(82,316,593)	Short-term	2017
					$(112,547,699)
Science and Technology Opportunities	—	—	15,414,700	12,083,731	$—	—	—
Growth and Income	17,391	—	—	584,438,158	$(7,073,840)	Short-term	2014
					(40,824,489)	Short-term	2015
					(336,540,577)	Short-term	2016
					(229,778,054)	Short-term	2017
					(599,642)	Long-term	None
					$(614,816,602)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gain	(Depreciation)	Amount	Character	Expiration
Intermediate Bond	—	(11,993,949)	—	89,726,971	$(224,224,927)	Short-term	2017
Money Market	159,096	—	1,315	—	$—	—	—
Small Company	13,614,464	—	40,660,354	53,829,288	$(4,712,329)	Short-term	2015
					(1,570,776)	Short-term	2016
					(520,509)	Short-term	2017
					$(6,803,614)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — REORGANIZATIONS

On December 3, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio) ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on November 4, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$52,623,883
Net realized and unrealized gain on investments	$(182,344,641)
Net increase in net assets resulting from operations	$(129,720,758)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the

Acquiring Portfolio's statement of operations since December 3, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Core Growth and Income Portfolio (Formerly, ING Janus Contrarian Portfolio)	$420,777	$3,459,539	$285,576	$(18,039)	0.5089

The net assets of Growth and Income after the acquisition were $3,880,316,178.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

On January 22, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING American Funds Growth-Income Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$47,049,002
Net realized and unrealized gain on investments	$(124,724,034)
Net increase in net assets resulting from operations	$(77,675,032)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since January 22, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING American Funds Growth-Income Portfolio	$1,425,025	$2,796,305	$116,195	$(12,723)	1.4983

The net assets of Growth and Income after the acquisition were $4,221,330,209.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, IIM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of

2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep's divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 16 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 9, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios' semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board's considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Trustees/Directors of the Trust/Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On December 12, 2012, the Board of Directors of Science and Technology Opportunities approved a proposal to reorganize the Portfolio with and into ING MidCap Opportunities Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about March 12, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 61.9%
		Consumer Discretionary: 7.7%
92,703		Comcast Corp. - Class A	$3,465,238	0.7
86,504	@	Delphi Automotive PLC	3,308,778	0.6
68,458		Foot Locker, Inc.	2,198,871	0.4
82,425		Macy's, Inc.	3,216,224	0.6
39,710	@	Penn National Gaming, Inc.	1,950,158	0.4
34,723		Starbucks Corp.	1,861,847	0.4
884,926		Other Securities (a)	24,326,664	4.6
			40,327,780	7.7
		Consumer Staples: 4.9%
126,121		Coca-Cola Enterprises, Inc.	4,001,819	0.8
30,698		JM Smucker Co.	2,647,395	0.5
41,128		Kraft Foods Group, Inc.	1,870,090	0.3
31,415		Philip Morris International, Inc.	2,627,551	0.5
451,731		Other Securities	14,510,634	2.8
			25,657,489	4.9
		Energy: 6.8%
17,776		EOG Resources, Inc.	2,147,163	0.4
82,963		ExxonMobil Corp.	7,180,448	1.4
75,539		Halliburton Co.	2,620,448	0.5
33,186		Range Resources Corp.	2,085,076	0.4
61,197	@	Rowan Companies PLC	1,913,630	0.3
18,079		Royal Dutch Shell PLC - Class A ADR	1,246,547	0.2
59,894		Royal Dutch Shell PLC - Class A	2,078,942	0.4
1,821,096		Other Securities	16,702,565	3.2
			35,974,819	6.8
		Financials: 12.6%
34,527		Ameriprise Financial, Inc.	2,162,426	0.4
46,743		Citigroup, Inc.	1,849,153	0.4
178,103		Fifth Third Bancorp.	2,705,384	0.5
70,378		JPMorgan Chase & Co.	3,094,521	0.6
25,869		Travelers Cos., Inc.	1,857,912	0.4
66,770		US Bancorp.	2,132,634	0.4
109,184		Wells Fargo & Co.	3,731,909	0.7
85,477		XL Group PLC	2,142,054	0.4
8,961,775		Other Securities (a)	46,502,814	8.8
			66,178,807	12.6
Shares			Value	Percentage of Net Assets
		Health Care: 5.9%
40,225		Abbott Laboratories	$2,634,738	0.5
23,157	@	Gilead Sciences, Inc.	1,700,882	0.3
166,215		Pfizer, Inc.	4,168,672	0.8
21,495	@	Watson Pharmaceuticals, Inc.	1,848,570	0.4
377,973		Other Securities	20,531,597	3.9
			30,884,459	5.9
		Industrials: 6.6%
77,732		Ametek, Inc.	2,920,391	0.6
113,357		General Electric Co.	2,379,363	0.4
27,700		Roper Industries, Inc.	3,087,996	0.6
20,993		Union Pacific Corp.	2,639,240	0.5
520,515		Other Securities	23,720,469	4.5
			34,747,459	6.6
		Information Technology: 9.3%
11,748		Apple, Inc.	6,262,036	1.2
72,256	@	EMC Corp.	1,828,077	0.3
5,691	@	Google, Inc. - Class A	4,037,024	0.8
88,098	@	NetApp, Inc.	2,955,688	0.6
88,209		Oracle Corp.	2,939,124	0.6
2,514		Samsung Electronics Co., Ltd.	3,612,115	0.7
560,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,873,094	0.3
1,193,095		Other Securities (a)	25,510,887	4.8
			49,018,045	9.3
		Materials: 3.6%
41,443		Eastman Chemical Co.	2,820,196	0.5
50,639		Packaging Corp. of America	1,948,082	0.4
769,917		Other Securities	14,095,165	2.7
			18,863,443	3.6
		Telecommunication Services: 2.4%
62,691		Verizon Communications, Inc.	2,712,639	0.5
2,318,445		Other Securities (a)	10,204,865	1.9
			12,917,504	2.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Utilities: 2.1%
615,889		Other Securities	$10,947,200	2.1
		Total Common Stock (Cost $301,405,507)	325,517,005	61.9
EXCHANGE-TRADED FUNDS: 6.2%
192,300		iShares iBoxx $ High Yield Corporate Bond Fund	17,951,205	3.4
328,100		SPDR Barclays Capital High Yield Bond ETF	13,353,670	2.6
15,814		Other Securities	1,151,575	0.2
		Total Exchange- Traded Funds (Cost $31,829,805)	32,456,450	6.2
PREFERRED STOCK: 0.1%
		Financials: 0.1%
6,804	@,P	US Bancorp	191,740	0.0
26,333		Other Securities (a)	700,973	0.1
		Total Preferred Stock (Cost $840,925)	892,713	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.0%
		Consumer Discretionary: 0.7%
111,000	#	ADT Corp., 2.250%, 07/15/17	$110,198	0.0
49,000	#	ADT Corp., 3.500%, 07/15/22	47,699	0.0
89,000	#,L	CC Holdings GS V LLC, 2.381%, 12/15/17	89,506	0.0
338,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	399,694	0.1
305,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	341,600	0.1
2,459,000		Other Securities	2,670,352	0.5
			3,659,049	0.7
		Consumer Staples: 0.4%
70,000	#	JBS USA LLC/ JBS USA Finance, Inc., 8.250%, 02/01/20	74,550	0.0
Principal Amount†				Value	Percentage of Net Assets
	238,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	$267,890	0.1
	1,606,000		Other Securities (a)	1,800,404	0.3
				2,142,844	0.4
			Energy: 1.7%
	210,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	221,779	0.0
	90,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	85,275	0.0
	80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,301	0.0
MXN	10,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	851,210	0.2
	164,600	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	174,064	0.0
	250,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	279,844	0.1
	211,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	216,712	0.0
	400,000	#	Zhaikmunai LLP, 7.125%, 11/13/19	420,000	0.1
	7,398,467		Other Securities (a),(b)	6,765,818	1.3
				9,103,003	1.7
			Financials: 4.1%
BRL	568,000	#	Banco Votorantim SA, 6.250%, 05/16/16	321,936	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	107,744	0.0
	150,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	169,125	0.0
	145,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	147,288	0.0
	387,000		Citigroup, Inc., 5.000%-5.950%, 09/15/14-12/29/49	398,764	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	204,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$277,594	0.1
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,231,386	0.6
	250,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	253,125	0.1
	190,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	192,541	0.0
	100,000		Fifth Third Bancorp., 8.250%, 03/01/38	143,107	0.0
	100,000	#	HBOS PLC, 6.750%, 05/21/18	108,125	0.0
	100,000	#	Hyundai Capital America, 4.000%, 06/08/17	108,002	0.0
	325,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	342,046	0.1
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,865	0.0
	200,000	#	Itau Unibanco Holding SA/ Cayman Island, 5.125%, 05/13/23	205,250	0.0
	540,000		JPMorgan Chase & Co., 2.000%-5.400%, 08/15/17-01/06/42	570,425	0.1
	591,000		Morgan Stanley, 3.800%-7.300%, 01/26/15-07/28/21	648,337	0.1
	200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	204,269	0.0
	1,850,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	1,993,375	0.4
	400,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	409,500	0.1
Principal Amount†			Value	Percentage of Net Assets
107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	$106,484	0.0
200,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	211,750	0.1
400,000	#	Turkiye Vakiflar Bankasi Tao, 6.000%, 11/01/22	416,000	0.1
254,000		Wells Fargo & Co., 1.500%-3.676%, 06/15/16-01/16/18	264,372	0.1
9,935,400		Other Securities (a)	10,566,709	2.0
			21,608,119	4.1
		Health Care: 0.5%
99,000	#	AbbVie, Inc., 2.900%, 11/06/22	100,914	0.0
164,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	170,573	0.1
96,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	102,703	0.0
138,000		Gilead Sciences, Inc., 4.400%, 12/01/21	157,441	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	109,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	170,113	0.1
1,869,000		Other Securities	1,694,245	0.3
			2,505,239	0.5
		Industrials: 0.5%
200,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	209,360	0.0
339,000		General Electric Co., 2.700%-4.125%, 10/09/22-10/09/42	348,006	0.1
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	478,125	0.1
200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	252,000	0.1
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	109,750	0.0
94,000	#	Turlock Corp., 2.750%, 11/02/22	93,798	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrials (continued)
87,000	#	Turlock Corp., 4.150%, 11/02/42	$88,074	0.0
724,000		Other Securities	799,031	0.2
			2,378,144	0.5
		Information Technology: 0.4%
199,000		Oracle Corp., 2.500%-5.375%, 10/15/22-07/15/40	224,787	0.0
1,964,000		Other Securities (a)	2,049,178	0.4
			2,273,965	0.4
		Materials: 0.4%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	347,241	0.1
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	95,239	0.0
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	137,700	0.0
142,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	143,662	0.0
137,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	147,264	0.0
184,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	184,866	0.1
1,115,000		Other Securities	1,152,183	0.2
			2,208,155	0.4
		Telecommunication Services: 0.4%
200,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	203,750	0.0
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	400,853	0.1
472,000		Verizon Communications, Inc., 1.950%-2.450%, 03/28/14-11/01/22	479,005	0.1
1,138,000		Other Securities	1,203,994	0.2
			2,287,602	0.4
		Utilities: 0.9%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	239,700	0.1
162,000	#	Allegheny Energy Supply Co., LLC, 5.750%, 10/15/19	177,829	0.0
Principal Amount†			Value	Percentage of Net Assets
200,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	$220,163	0.1
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	143,725	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	249,332	0.1
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	225,500	0.1
200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	212,000	0.0
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	77,067	0.0
82,530	#	Juniper Generation, LLC, 6.790%, 12/31/14	77,165	0.0
159,000	#	Korea Gas Corp., 6.250%, 01/20/42	213,581	0.0
2,253,000		Other Securities	2,628,339	0.5
			4,464,401	0.9
		Total Corporate Bonds/Notes (Cost $50,994,230)	52,630,521	10.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
448,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	467,141	0.1
110,691	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	108,882	0.0
118,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	121,163	0.1
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	71,436	0.0
160,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	162,800	0.1
40,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	39,896	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
22,265	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	$22,271	0.0
996,899	#,^	Citigroup Commercial Mortgage Trust, 2.263%, 09/10/45	134,282	0.0
2,380,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	125,050	0.1
100,559	#	Commercial Mortgage Pass Through Certificates, 0.659%, 12/15/20	99,035	0.0
77,353	#	Commercial Mortgage Pass Through Certificates, 0.709%, 12/15/20	75,871	0.0
69,617	#	Commercial Mortgage Pass Through Certificates, 0.809%, 12/15/20	59,697	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	311,810	0.1
120,277	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	120,852	0.0
150,000	#	Fosse Master PLC, 1.725%, 10/18/54	153,118	0.0
685,173		Freddie Mac, 5.000%-5.500%, 02/15/35-07/15/37	767,254	0.2
150,000	#	Gracechurch Mortgage Financing PLC, 1.862%, 11/20/56	153,044	0.0
350,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	358,260	0.1
480,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	479,878	0.1
200,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	204,968	0.0
Principal Amount†			Value	Percentage of Net Assets
84,019		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	$71,182	0.0
2,220,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	273,708	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	29,352	0.0
44,270		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	44,543	0.0
173,749		JP Morgan Mortgage Trust, 6.500%, 08/25/36	156,241	0.0
317,761	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	318,551	0.1
207,038		JPMorgan Mortgage Trust, 5.279%, 07/25/35	208,229	0.0
148,984		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%-5.305%, 12/15/44-01/15/49	149,771	0.0
300,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	307,536	0.1
9,535,860	#,^	LB-UBS Commercial Mortgage Trust, 0.648%, 11/15/38	187,228	0.1
100,000	#	LB-UBS Commercial Mortgage Trust, 5.226%, 10/15/36	97,275	0.0
190,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	167,027	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	68,432	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	178,046	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	$170,167	0.0
80,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	83,930	0.0
1,233,943	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.937%, 08/15/45	139,706	0.0
1,586,774	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.196%, 11/15/45	200,960	0.1
100,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	49,870	0.0
110,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	131,761	0.0
350,000	#	Morgan Stanley Capital I, 5.418%, 01/13/41	350,295	0.1
250,000	#	Morgan Stanley Capital I, 5.818%, 08/12/41	227,871	0.0
500,000	#	Morgan Stanley Dean Witter Capital I, 6.082%, 03/12/35	499,115	0.1
300,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	306,985	0.1
710,000		Morgan Stanley Capital I, Inc., 5.395%-5.575%, 06/15/38-04/12/49	748,279	0.1
1,180,841		Morgan Stanley Capital I, 5.073%-5.793%, 06/15/40-04/12/49	1,198,402	0.2
5,236,235	#,^	RBSCF Trust, 0.973%, 04/15/24	93,536	0.0
530,000	#	RBSCF Trust, 5.305%, 01/16/49	544,945	0.1
196,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	201,778	0.0
190,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	190,950	0.0
Principal Amount†			Value	Percentage of Net Assets
996,077	#,^	UBS-Barclays Commercial Mortgage Trust, 2.204%, 08/10/49	$139,815	0.0
997,080	#,^	Wells Fargo Commercial Mortgage Trust, 2.163%, 10/15/45	134,417	0.0
1,133,503	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.608%, 06/15/45	122,584	0.0
1,444,307	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	191,135	0.1
13,661,916		Other Securities (c)	9,596,415	1.8
		Total Collateralized Mortgage Obligations (Cost $20,915,440)	21,616,745	4.1
ASSET-BACKED SECURITIES: 1.1%
		Automobile Asset-Backed Securities: 0.1%
250,000	#	Motor PLC, 1.286%, 02/25/20	250,958	0.1
100,000	#	SMART Trust, 1.590%, 10/14/16	101,759	0.0
			352,717	0.1
		Credit Card Asset-Backed Securities: 0.1%
300,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	302,895	0.0
340,000	#	Penarth Master Issuer PLC, 0.779%, 03/18/14	341,775	0.1
			644,670	0.1
		Home Equity Asset-Backed Securities: 0.1%
704,096		Other Securities	328,310	0.1
		Other Asset-Backed Securities: 0.8%
25,867	#	ARES CLO Funds, 0.548%, 09/18/17	25,748	0.0
300,000	#	ARES CLO Funds, 2.962%, 02/26/16	294,222	0.1
152,322	#	Atrium CDO Corp., 0.642%, 10/27/16	150,858	0.0
150,063	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	147,928	0.0
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	105,951	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Other Asset-Backed Securities (continued)
	317,002	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$321,302	0.1
	241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	240,649	0.0
	500,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	500,041	0.1
	25,816	#	First CLO Ltd., 0.620%, 12/14/16	25,786	0.0
	300,000	#	First CLO Ltd., 1.310%, 12/14/16	296,923	0.1
	250,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	249,459	0.1
	27,603	#	Gulf Stream Compass CLO Ltd., 0.700%, 07/15/16	27,598	0.0
	250,000	#	Hewett's Island CDO Ltd., 1.508%, 12/15/16	240,252	0.1
	42,738	#	Katonah Ltd., 0.629%, 09/20/16	42,641	0.0
	21,067	#	Landmark CDO Ltd., 1.190%, 01/15/16	21,063	0.0
	216,795	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	213,139	0.0
	179,751	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	179,798	0.0
	125,224	#	Wind River CLO Ltd., 0.639%, 12/19/16	123,720	0.0
	2,005,348		Other Securities	1,046,820	0.2
				4,253,898	0.8
			Total Asset-Backed Securities (Cost $5,481,116)	5,579,595	1.1
FOREIGN GOVERNMENT BONDS: 4.0%
EUR	360,000	#	Austria Government Bond, 3.200%, 02/20/17	528,462	0.1
BRL	11,790,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6,042,100	1.2
Principal Amount†				Value	Percentage of Net Assets
	626,000		Brazilian Government International Bond, 2.625%, 01/05/23	$630,069	0.1
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	258,189	0.1
	57,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	57,912	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	257,925	0.0
EUR	640,000	#	Netherlands Government Bond, 4.500%, 07/15/17	998,761	0.2
	200,000	#	Republic of Latvia, 2.750%, 01/12/20	198,800	0.0
RUB	25,398,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	921,085	0.2
	79,050		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	101,690	0.0
EUR	128,769,682		Other Securities (b)	10,860,305	2.1
			Total Foreign Government Bonds (Cost $20,110,350)	20,855,298	4.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.8%
			Federal Home Loan Mortgage Corporation: 2.8%##
	2,012,000	W	3.500%, due 07/15/41	2,140,108	0.4
	11,732,996	^,Z	1.000%-6.500%, due 08/15/16- 01/15/42	12,615,599	2.4
				14,755,707	2.8
			Federal National Mortgage Association: 3.3%##
	4,541,000	W	3.000%, due 11/25/42	4,738,959	0.9
	12,101,270	W	0.710%-7.500%, due 06/01/16- 08/01/42	13,003,888	2.4
				17,742,847	3.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Government National Mortgage Association: 0.7%
3,273,622	W	1.625%-7.000%, due 04/20/28- 10/20/60	$3,562,103	0.7
		Total U.S. Government Agency Obligations (Cost $35,365,002)	36,060,657	6.8
U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Bonds: 1.4%
3,703,000		1.625%, due 11/15/22	3,658,449	0.7
4,061,000		2.750%, due 08/15/42	3,907,446	0.7
			7,565,895	1.4
		U.S. Treasury Notes: 0.9%
4,630,200		0.250%-1.125%, due 11/30/14- 12/31/19	4,618,658	0.9
		Total U.S. Treasury Obligations (Cost $12,299,839)	12,184,553	2.3
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
616,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$33,118	0.0
1,791,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	96,290	0.0
# of Contracts			Value	Percentage of Net Assets
1,791,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD- LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$112,315	0.1
616,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD- LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	38,629	0.0
			280,352	0.1
		Options on Currencies: 0.0%
2,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275, Exp. 01/04/13 Counterparty: Barclays Bank PLC	14	0.0
1,100,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000, Exp. 01/16/13 Counterparty: Deutsche Bank AG	187	0.0
			201	0.0
		Total Purchased Options (Cost $430,693)	280,553	0.1
		Total Long-Term Investments (Cost $479,672,907)	508,074,090	96.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 0.4%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16- 12/20/42)	$1,000,000	0.2
165,463	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $165,465, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $168,773, due 10/31/17- 08/15/22)	165,463	0.0
23,477	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $23,477, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $23,947, due 08/09/13- 04/18/36)	23,477	0.0
Principal Amount†				Value	Percentage of Net Assets
	1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32- 01/01/43)	$1,000,000	0.2
				2,188,940	0.4
			Foreign Government Bonds: 0.6%
MYR	780,000	Z	Bank Negara Malaysia Monetary Notes, 2.940%, 04/23/13	252,733	0.1
MXN	4,920,200	Z	Mexico Cetes, 4.260%, 03/21/13	377,064	0.0
MXN	12,300,000	Z	Mexico Cetes, 4.380%, 05/30/13	934,497	0.2
MXN	20,182,000	Z	Mexico Cetes, 4.450%, 09/19/13	1,512,335	0.3
NGN	2,700,000		Nigeria Government Bond, 12.200%, 10/10/13	15,778	0.0
				3,092,407	0.6
Shares				Value	Percentage of Net Assets
			Mutual Funds: 3.1%
	16,272,596		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $16,272,596)	$16,272,596	3.1
			Total Short-Term Investments (Cost $21,561,794)	21,553,943	4.1
			Total Investments in Securities (Cost $501,234,701)	$529,628,033	100.7
			Liabilities in Excess of Other Assets	(3,811,529)	(0.7)
			Net Assets	$525,816,504	100.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

(b)  The grouping contains securities in default.

(c)  The grouping contains Interest only securities.

BRL  Brazilian Real

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

RUB  Russian Ruble

THB  Thai Baht

ZAR  South African Rand

Cost for federal income tax purposes is $505,186,997.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,954,183
Gross Unrealized Depreciation	(10,513,147)
Net Unrealized Appreciation	$24,441,036

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$33,337,460	$6,990,320	$—	$40,327,780
Consumer Staples	20,923,586	4,733,903	—	25,657,489
Energy	27,478,034	8,496,785	—	35,974,819
Financials	43,200,471	22,978,336	—	66,178,807
Health Care	24,992,008	5,892,451	—	30,884,459
Industrials	28,414,643	6,332,816	—	34,747,459
Information Technology	36,859,477	12,158,568	—	49,018,045
Materials	11,535,718	7,327,725	—	18,863,443
Telecommunication Services	6,323,341	6,594,163	—	12,917,504
Utilities	8,443,437	2,503,763	—	10,947,200
Total Common Stock	241,508,175	84,008,830	—	325,517,005
Exchange-Traded Funds	32,456,450	—	—	32,456,450
Preferred Stock	594,390	298,323	—	892,713
Purchased Options	—	280,553	—	280,553
Corporate Bonds/Notes	—	49,399,135	3,231,386	52,630,521
Collateralized Mortgage Obligations	—	21,067,535	549,210	21,616,745
Short-Term Investments	16,272,596	5,281,347	—	21,553,943
U.S. Treasury Obligations	—	12,184,553	—	12,184,553
Foreign Government Bonds	—	20,855,298	—	20,855,298
Asset-Backed Securities	—	5,579,595	—	5,579,595
U.S. Government Agency Obligations	—	36,060,657	—	36,060,657
Total Investments, at fair value	$290,831,611	$235,015,826	$3,780,596	$529,628,033
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Other Financial Instruments+
Swaps	$—	$108,648	$—	$108,648
Futures	303,284	—	—	303,284
Written Options	—	—	—	—
Forward Foreign Currency Contracts	—	969,254	—	969,254
Total Assets	$291,134,895	$236,093,728	$3,780,596	$531,009,219
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,810,911)	$—	$(1,810,911)
Futures	(41,751)	—	—	(41,751)
Written Options	—	(82)	—	(82)
Forward Foreign Currency Contracts	—	(1,053,422)	—	(1,053,422)
Total Liabilities	$(41,751)	$(2,864,415)	$—	$(2,906,166)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	902,444	Buy	01/11/13	$739,000	$745,380	$6,380
Barclays Bank PLC	British Pound	151,585	Buy	01/11/13	245,000	246,236	1,236
Barclays Bank PLC	Indonesian Rupiah	1,918,780,000	Buy	01/11/13	197,000	198,897	1,897
Barclays Bank PLC	Indonesian Rupiah	9,077,680,000	Buy	01/11/13	932,000	940,974	8,974
Barclays Bank PLC	Hungarian Forint	79,290,120	Buy	01/11/13	364,000	358,839	(5,161)
Barclays Bank PLC	Hungarian Forint	64,913,340	Buy	01/11/13	298,000	293,775	(4,225)
Barclays Bank PLC	British Pound	99,959	Buy	01/11/13	161,000	162,374	1,374
Barclays Bank PLC	Norwegian Krone	607,623	Buy	01/11/13	107,000	109,295	2,295
Barclays Bank PLC	Hungarian Forint	27,150,972	Buy	01/11/13	121,000	122,876	1,876
Barclays Bank PLC	Mexican Peso	2,407,732	Buy	03/08/13	184,000	185,174	1,174
Barclays Bank PLC	British Pound	324,994	Buy	01/11/13	524,000	527,926	3,926
Barclays Bank PLC	Polish Zloty	630,890	Buy	03/08/13	204,000	202,506	(1,494)
Barclays Bank PLC	Thai Baht	4,176,152	Buy	03/08/13	136,000	136,023	23
Barclays Bank PLC	South African Rand	1,535,050	Buy	03/08/13	179,000	179,482	482
Barclays Bank PLC	Polish Zloty	921,595	Buy	03/08/13	298,000	295,817	(2,183)
Barclays Bank PLC	Thai Baht	24,412,065	Buy	03/08/13	795,000	795,131	131
Barclays Bank PLC	South African Rand	1,818,048	Buy	03/08/13	212,000	212,571	571
Barclays Bank PLC	Canadian Dollar	501,983	Buy	03/08/13	509,000	503,979	(5,021)
Barclays Bank PLC	Canadian Dollar	414,960	Buy	03/08/13	420,000	416,611	(3,389)
Barclays Bank PLC	EU Euro	202,781	Buy	03/08/13	264,000	267,811	3,811
Barclays Bank PLC	EU Euro	853,379	Buy	03/08/13	1,104,174	1,127,048	22,874
Barclays Bank PLC	EU Euro	106,004	Buy	03/08/13	137,158	139,999	2,841
Barclays Bank PLC	EU Euro	1,230,324	Buy	03/08/13	1,595,808	1,624,875	29,067
Barclays Bank PLC	British Pound	266,334	Buy	01/11/13	427,000	432,637	5,637
Barclays Bank PLC	Swiss Franc	178,695	Buy	01/11/13	190,230	195,403	5,173
Barclays Bank PLC	Singapore Dollar	350,279	Buy	01/11/13	283,948	286,744	2,796
Citigroup, Inc.	Norwegian Krone	1,172,949	Buy	01/11/13	211,000	210,982	(18)
Citigroup, Inc.	Norwegian Krone	1,522,009	Buy	01/11/13	268,000	273,768	5,768
Citigroup, Inc.	British Pound	77,414	Buy	01/11/13	124,128	125,753	1,625
Citigroup, Inc.	British Pound	223,268	Buy	01/11/13	358,000	362,679	4,679
Citigroup, Inc.	Norwegian Krone	1,130,806	Buy	01/11/13	199,000	203,401	4,401
Citigroup, Inc.	Norwegian Krone	628,907	Buy	01/11/13	111,000	113,123	2,123
Citigroup, Inc.	New Zealand Dollar	233,023	Buy	01/11/13	192,000	192,467	467
Citigroup, Inc.	New Zealand Dollar	228,505	Buy	01/11/13	188,000	188,735	735
Citigroup, Inc.	Hungarian Forint	145,927,460	Buy	01/11/13	670,870	660,415	(10,455)
Citigroup, Inc.	Norwegian Krone	620,638	Buy	01/11/13	110,000	111,636	1,636

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	471,403	Buy	01/11/13	$756,000	$765,754	$9,754
Citigroup, Inc.	Norwegian Krone	1,973,040	Buy	01/11/13	347,000	354,896	7,896
Citigroup, Inc.	EU Euro	150,297	Buy	01/11/13	195,000	198,399	3,399
Citigroup, Inc.	EU Euro	167,289	Buy	03/08/13	221,000	220,936	(64)
Citigroup, Inc.	Colombian Peso	441,999,900	Buy	03/08/13	249,000	248,706	(294)
Citigroup, Inc.	Colombian Peso	931,927,500	Buy	03/08/13	525,000	524,381	(619)
Citigroup, Inc.	EU Euro	172,377	Buy	03/08/13	228,000	227,657	(343)
Citigroup, Inc.	Indian Rupee	14,504,266	Buy	03/08/13	261,000	261,509	509
Citigroup, Inc.	Norwegian Krone	2,001,730	Buy	01/11/13	346,000	360,057	14,057
Citigroup, Inc.	Indian Rupee	27,838,400	Buy	03/08/13	507,907	501,920	(5,987)
Citigroup, Inc.	Indian Rupee	80,837,721	Buy	03/08/13	1,474,872	1,457,486	(17,386)
Citigroup, Inc.	Norwegian Krone	1,012,430	Buy	01/11/13	178,000	182,109	4,109
Citigroup, Inc.	British Pound	222,145	Buy	01/11/13	357,000	360,856	3,856
Citigroup, Inc.	British Pound	345,527	Buy	01/11/13	553,000	561,279	8,279
Citigroup, Inc.	Hungarian Forint	41,280,001	Buy	01/11/13	186,036	186,818	782
Citigroup, Inc.	Mexican Peso	9,256,787	Buy	03/08/13	710,129	711,920	1,791
Citigroup, Inc.	Mexican Peso	4,817,085	Buy	03/08/13	369,540	370,472	932
Citigroup, Inc.	Hungarian Forint	269,097,581	Buy	01/11/13	1,226,784	1,217,840	(8,944)
Citigroup, Inc.	Canadian Dollar	1,120,301	Buy	03/08/13	1,124,507	1,124,756	249
Citigroup, Inc.	EU Euro	3,621,258	Buy	03/08/13	4,701,672	4,782,556	80,884
Citigroup, Inc.	Israeli New Shekel	576,547	Buy	03/08/13	144,852	154,025	9,173
Credit Suisse Group AG	Swiss Franc	421,579	Buy	01/11/13	462,000	460,997	(1,003)
Credit Suisse Group AG	Norwegian Krone	3,095,261	Buy	01/11/13	551,000	556,754	5,754
Credit Suisse Group AG	Norwegian Krone	3,142,289	Buy	01/11/13	556,000	565,213	9,213
Credit Suisse Group AG	Philippine Peso	25,401,268	Buy	01/11/13	623,000	618,781	(4,219)
Credit Suisse Group AG	Norwegian Krone	1,254,081	Buy	01/11/13	218,000	225,575	7,575
Credit Suisse Group AG	Swedish Krona	1,947,534	Buy	01/11/13	288,000	299,416	11,416
Credit Suisse Group AG	Norwegian Krone	529,093	Buy	01/11/13	92,000	95,169	3,169
Credit Suisse Group AG	Swedish Krona	1,680,482	Buy	01/11/13	252,000	258,359	6,359
Credit Suisse Group AG	Norwegian Krone	4,601,893	Buy	01/11/13	811,000	827,756	16,756
Credit Suisse Group AG	Norwegian Krone	2,040,225	Buy	01/11/13	356,000	366,981	10,981
Credit Suisse Group AG	Norwegian Krone	1,002,620	Buy	01/11/13	175,000	180,344	5,344
Credit Suisse Group AG	Canadian Dollar	245,393	Buy	03/08/13	247,000	246,369	(631)
Credit Suisse Group AG	South Korean Won	44,642,850	Buy	03/08/13	41,000	41,540	540
Credit Suisse Group AG	Norwegian Krone	2,969,258	Buy	01/11/13	519,000	534,089	15,089
Credit Suisse Group AG	Canadian Dollar	365,602	Buy	03/08/13	368,000	367,056	(944)
Credit Suisse Group AG	Mexican Peso	2,891,837	Buy	03/08/13	222,000	222,405	405
Credit Suisse Group AG	Colombian Peso	912,671,000	Buy	03/08/13	499,000	513,545	14,545
Credit Suisse Group AG	South Korean Won	22,846,950	Buy	03/08/13	21,000	21,259	259
Credit Suisse Group AG	British Pound	161,060	Buy	01/11/13	260,000	261,629	1,629
Credit Suisse Group AG	Canadian Dollar	1,829,343	Buy	03/08/13	1,836,432	1,836,618	186
Credit Suisse Group AG	Japanese Yen	513,256,003	Buy	03/08/13	6,255,009	5,927,378	(327,631)
Credit Suisse Group AG	British Pound	392,966	Buy	01/11/13	638,000	638,340	340
Credit Suisse Group AG	Norwegian Krone	1,278,259	Buy	01/11/13	223,000	229,924	6,924
Credit Suisse Group AG	Danish Krone	849,772	Buy	01/11/13	146,714	150,359	3,645
Credit Suisse Group AG	British Pound	203,799	Buy	01/11/13	329,313	331,054	1,741
Credit Suisse Group AG	Norwegian Krone	9,248,229	Buy	01/11/13	1,596,721	1,663,506	66,785
Credit Suisse Group AG	New Zealand Dollar	1,286,975	Buy	01/11/13	1,048,561	1,062,986	14,425
Credit Suisse Group AG	Swedish Krona	5,859,639	Buy	01/11/13	882,265	900,865	18,600
Credit Suisse Group AG	Turkish Lira	792,771	Buy	03/08/13	434,364	440,619	6,255
Deutsche Bank AG	South African Rand	4,273,201	Buy	03/08/13	496,822	499,635	2,813
Deutsche Bank AG	Russian Ruble	4,322,500	Buy	01/11/13	140,000	141,270	1,270
Deutsche Bank AG	Russian Ruble	2,161,250	Buy	01/11/13	70,000	70,635	635
Deutsche Bank AG	British Pound	91,393	Buy	01/11/13	148,000	148,461	461
Deutsche Bank AG	Norwegian Krone	2,945,682	Buy	01/11/13	526,000	529,849	3,849
Deutsche Bank AG	British Pound	273,452	Buy	01/11/13	442,000	444,200	2,200
Deutsche Bank AG	British Pound	170,519	Buy	01/11/13	273,000	276,993	3,993
Deutsche Bank AG	New Zealand Dollar	395,948	Buy	01/11/13	323,000	327,036	4,036
Deutsche Bank AG	New Zealand Dollar	224,397	Buy	01/11/13	181,000	185,343	4,343
Deutsche Bank AG	New Zealand Dollar	312,548	Buy	01/11/13	252,000	258,152	6,152
Deutsche Bank AG	Russian Ruble	39,996,133	Buy	01/11/13	1,249,586	1,307,173	57,587
Deutsche Bank AG	Mexican Peso	2,563,196	Buy	03/08/13	197,875	197,130	(745)
Deutsche Bank AG	Australian Dollar	189,290	Buy	03/08/13	196,000	195,641	(359)
Deutsche Bank AG	EU Euro	1,412,470	Buy	03/08/13	1,861,000	1,865,433	4,433
Deutsche Bank AG	Mexican Peso	9,193,425	Buy	03/08/13	709,719	707,046	(2,673)
Deutsche Bank AG	Hong Kong Sar Dollar	2,030,107	Buy	03/08/13	262,000	261,978	(22)
Deutsche Bank AG	Taiwan New Dollar	3,317,750	Buy	03/08/13	115,000	114,280	(720)
Deutsche Bank AG	Indian Rupee	14,792,260	Buy	03/08/13	266,000	266,701	701
Deutsche Bank AG	Mexican Peso	4,839,177	Buy	03/08/13	375,000	372,171	(2,829)
Deutsche Bank AG	Mexican Peso	1,322	Buy	03/08/13	102	102	0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	South African Rand	1,646,577	Buy	03/08/13	$187,727	$192,522	$4,795
Deutsche Bank AG	Polish Zloty	114,906	Buy	03/08/13	35,706	36,883	1,177
Deutsche Bank AG	South African Rand	1,048,953	Buy	03/08/13	119,592	122,647	3,055
Deutsche Bank AG	Japanese Yen	9,052,637	Buy	03/08/13	110,000	104,545	(5,455)
Deutsche Bank AG	Mexican Peso	3,600,111	Buy	03/08/13	277,000	276,877	(123)
Deutsche Bank AG	Mexican Peso	2,126,636	Buy	03/08/13	163,000	163,555	555
Deutsche Bank AG	Turkish Lira	1,271,776	Buy	03/08/13	704,000	706,849	2,849
Deutsche Bank AG	Argentine Peso	2,325,960	Buy	01/11/13	468,000	470,304	2,304
Deutsche Bank AG	EU Euro	729,770	Buy	03/08/13	944,252	963,799	19,547
Deutsche Bank AG	Chilean Peso	129,571,533	Buy	01/11/13	273,466	270,330	(3,136)
Deutsche Bank AG	Colombian Peso	254,372,455	Buy	03/08/13	137,886	143,131	5,245
Deutsche Bank AG	South Korean Won	1,737,339,045	Buy	03/08/13	1,584,339	1,616,578	32,239
Deutsche Bank AG	Peruvian Nuevo Sol	1,922,465	Buy	03/08/13	735,449	750,618	15,169
Deutsche Bank AG	Polish Zloty	4,959,830	Buy	03/08/13	1,500,296	1,592,026	91,730
Deutsche Bank AG	Taiwan New Dollar	1,226,729	Buy	03/08/13	42,214	42,255	41
Deutsche Bank AG	Chinese Yuan	1,586,844	Buy	08/09/13	252,000	251,306	(694)
Deutsche Bank AG	Chinese Yuan	3,268,143	Buy	08/09/13	519,000	517,571	(1,429)
HSBC	Swiss Franc	194,404	Buy	01/11/13	212,000	212,581	581
HSBC	Brazilian Real	1,065,179	Buy	01/11/13	516,000	519,650	3,650
HSBC	Brazilian Real	1,112,658	Buy	01/11/13	539,000	542,813	3,813
HSBC	Brazilian Real	1,539,099	Buy	01/11/13	751,000	750,854	(146)
HSBC	South Korean Won	283,251,000	Buy	03/08/13	263,000	263,563	563
HSBC	South Korean Won	271,328,400	Buy	03/08/13	252,000	252,469	469
HSBC	Malaysian Ringgit	1,382,766	Buy	03/08/13	451,000	450,158	(842)
HSBC	South Korean Won	180,885,600	Buy	03/08/13	168,000	168,312	312
HSBC	Thai Baht	9,716,960	Buy	03/08/13	314,628	316,494	1,866
HSBC	Malaysian Ringgit	3,623,443	Buy	03/08/13	1,174,193	1,179,609	5,416
JPMorgan Chase & Co.	British Pound	285,357	Buy	01/11/13	461,000	463,538	2,538
JPMorgan Chase & Co.	British Pound	39,883	Buy	01/11/13	64,000	64,787	787
JPMorgan Chase & Co.	New Zealand Dollar	239,913	Buy	01/11/13	194,000	198,157	4,157
JPMorgan Chase & Co.	British Pound	417,457	Buy	01/11/13	668,000	678,123	10,123
JPMorgan Chase & Co.	Mexican Peso	9,781,143	Buy	03/08/13	747,000	752,247	5,247
JPMorgan Chase & Co.	Turkish Lira	359,420	Buy	03/08/13	200,000	199,765	(235)
JPMorgan Chase & Co.	Turkish Lira	950,666	Buy	03/08/13	529,000	528,377	(623)
JPMorgan Chase & Co.	Mexican Peso	182,084	Buy	03/08/13	14,221	14,004	(217)
JPMorgan Chase & Co.	Canadian Dollar	474,748	Buy	03/08/13	481,000	476,636	(4,364)
JPMorgan Chase & Co.	Czech Koruna	9,799,811	Buy	03/08/13	515,000	515,869	869
JPMorgan Chase & Co.	Mexican Peso	49,930	Buy	03/08/13	3,899	3,840	(59)
JPMorgan Chase & Co.	Australian Dollar	219,438	Buy	03/08/13	230,000	226,800	(3,200)
JPMorgan Chase & Co.	Mexican Peso	4,806,946	Buy	03/08/13	371,000	369,692	(1,308)
UBS Warburg LLC	Norwegian Krone	2,952,719	Buy	01/11/13	524,000	531,114	7,114
UBS Warburg LLC	British Pound	309,287	Buy	01/11/13	496,000	502,410	6,410
UBS Warburg LLC	New Zealand Dollar	348,342	Buy	01/11/13	287,000	287,715	715
UBS Warburg LLC	Norwegian Krone	1,313,712	Buy	01/11/13	227,000	236,301	9,301
UBS Warburg LLC	Australian Dollar	214,720	Buy	03/08/13	224,000	221,924	(2,076)
UBS Warburg LLC	Australian Dollar	472,035	Buy	03/08/13	494,000	487,873	(6,127)
UBS Warburg LLC	Japanese Yen	20,277,595	Buy	03/08/13	241,000	234,177	(6,823)
UBS Warburg LLC	EU Euro	160,332	Buy	03/08/13	210,000	211,749	1,749
UBS Warburg LLC	Australian Dollar	158,596	Buy	03/08/13	165,000	163,917	(1,083)
UBS Warburg LLC	British Pound	93,185	Buy	01/11/13	149,000	151,371	2,371
UBS Warburg LLC	EU Euro	512,821	Buy	03/08/13	670,000	677,276	7,276
UBS Warburg LLC	South African Rand	636,390	Buy	03/08/13	71,000	74,409	3,409
UBS Warburg LLC	Canadian Dollar	387,843	Buy	03/08/13	390,000	389,385	(615)
UBS Warburg LLC	British Pound	74,157	Buy	01/11/13	120,000	120,462	462
							$402,040
Barclays Bank PLC	Russian Ruble	8,454,814	Sell	01/11/13	278,000	276,324	1,676
Barclays Bank PLC	British Pound	36,314	Sell	01/11/13	59,000	58,989	11
Barclays Bank PLC	British Pound	238,474	Sell	01/11/13	382,000	387,382	(5,382)
Barclays Bank PLC	British Pound	89,458	Sell	01/11/13	142,000	145,316	(3,316)
Barclays Bank PLC	British Pound	26,104	Sell	01/11/13	41,534	42,403	(869)
Barclays Bank PLC	British Pound	181,824	Sell	01/11/13	289,000	295,358	(6,358)
Barclays Bank PLC	British Pound	304,894	Sell	01/11/13	487,000	495,275	(8,275)
Barclays Bank PLC	British Pound	11,905	Sell	01/11/13	19,000	19,338	(338)
Barclays Bank PLC	Canadian Dollar	332,114	Sell	03/08/13	333,000	333,435	(435)
Barclays Bank PLC	South African Rand	4,767,728	Sell	03/08/13	555,000	557,456	(2,456)
Barclays Bank PLC	British Pound	158,840	Sell	01/11/13	256,000	258,022	(2,022)
Barclays Bank PLC	Colombian Peso	315,875,000	Sell	03/08/13	175,000	177,738	(2,738)
Barclays Bank PLC	Colombian Peso	111,910,000	Sell	03/08/13	62,000	62,970	(970)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	30,221	Sell	03/08/13	$40,000	$39,912	$88
Barclays Bank PLC	EU Euro	217,588	Sell	03/08/13	288,000	287,367	633
Barclays Bank PLC	British Pound	244,300	Sell	01/11/13	391,000	396,846	(5,846)
Barclays Bank PLC	Australian Dollar	501,635	Sell	03/08/13	524,000	518,465	5,535
Barclays Bank PLC	EU Euro	156,318	Sell	03/08/13	205,000	206,448	(1,448)
Barclays Bank PLC	Polish Zloty	556,662	Sell	03/08/13	175,000	178,679	(3,679)
Barclays Bank PLC	British Pound	65,954	Sell	01/11/13	106,000	107,137	(1,137)
Barclays Bank PLC	Australian Dollar	227,944	Sell	03/08/13	236,314	235,592	722
Barclays Bank PLC	Mexican Peso	13,651,051	Sell	03/08/13	1,041,707	1,049,873	(8,166)
Barclays Bank PLC	Mexican Peso	9,474,589	Sell	03/08/13	723,003	728,671	(5,668)
Barclays Bank PLC	Hungarian Forint	129,862,274	Sell	01/11/13	576,112	587,710	(11,598)
Barclays Bank PLC	South African Rand	7,642,079	Sell	03/08/13	848,130	893,533	(45,403)
Barclays Bank PLC	South African Rand	7,347,690	Sell	03/08/13	815,459	859,113	(43,654)
Citigroup, Inc.	Norwegian Krone	6,609,680	Sell	01/11/13	1,184,000	1,188,903	(4,903)
Citigroup, Inc.	Brazilian Real	1,094,316	Sell	01/11/13	527,000	533,865	(6,865)
Citigroup, Inc.	British Pound	236,602	Sell	01/11/13	381,000	384,340	(3,340)
Citigroup, Inc.	Hungarian Forint	100,629,624	Sell	01/11/13	463,000	455,414	7,586
Citigroup, Inc.	Hungarian Forint	42,630,023	Sell	01/11/13	195,000	192,928	2,072
Citigroup, Inc.	New Zealand Dollar	459,100	Sell	01/11/13	377,000	379,197	(2,197)
Citigroup, Inc.	Malaysian Ringgit	766,621	Sell	03/08/13	249,000	249,573	(573)
Citigroup, Inc.	Colombian Peso	838,950,000	Sell	03/08/13	470,000	472,064	(2,064)
Citigroup, Inc.	Thai Baht	11,019,956	Sell	03/08/13	358,000	358,934	(934)
Citigroup, Inc.	Turkish Lira	937,574	Sell	03/08/13	519,000	521,100	(2,100)
Citigroup, Inc.	British Pound	203,384	Sell	01/11/13	326,000	330,381	(4,381)
Citigroup, Inc.	Swedish Krona	893,293	Sell	01/11/13	134,000	137,336	(3,336)
Citigroup, Inc.	British Pound	104,167	Sell	01/11/13	166,000	169,210	(3,210)
Citigroup, Inc.	New Zealand Dollar	70,085	Sell	01/11/13	57,000	57,887	(887)
Citigroup, Inc.	EU Euro	815,240	Sell	03/08/13	1,058,469	1,076,678	(18,209)
Citigroup, Inc.	Australian Dollar	64,568	Sell	03/08/13	66,929	66,734	195
Citigroup, Inc.	Israeli New Shekel	270,316	Sell	03/08/13	69,768	72,215	(2,447)
Credit Suisse Group AG	Norwegian Krone	3,081,894	Sell	01/11/13	550,000	554,349	(4,349)
Credit Suisse Group AG	Swedish Krona	2,331,866	Sell	01/11/13	353,000	358,503	(5,503)
Credit Suisse Group AG	Norwegian Krone	3,123,483	Sell	01/11/13	556,000	561,830	(5,830)
Credit Suisse Group AG	British Pound	220,489	Sell	01/11/13	353,000	358,165	(5,165)
Credit Suisse Group AG	Norwegian Krone	1,459,744	Sell	01/11/13	254,000	262,568	(8,568)
Credit Suisse Group AG	Swedish Krona	1,670,630	Sell	01/11/13	249,000	256,844	(7,844)
Credit Suisse Group AG	Norwegian Krone	1,569,149	Sell	01/11/13	273,000	282,247	(9,247)
Credit Suisse Group AG	Norwegian Krone	1,413,019	Sell	01/11/13	247,000	254,164	(7,164)
Credit Suisse Group AG	Peruvian Nuevo Sol	537,757	Sell	03/08/13	209,000	209,965	(965)
Credit Suisse Group AG	Peruvian Nuevo Sol	388,523	Sell	03/08/13	151,000	151,697	(697)
Credit Suisse Group AG	Norwegian Krone	2,242,373	Sell	01/11/13	390,000	403,342	(13,342)
Credit Suisse Group AG	Norwegian Krone	1,259,466	Sell	01/11/13	221,000	226,544	(5,544)
Credit Suisse Group AG	Swedish Krona	960,665	Sell	01/11/13	145,000	147,693	(2,693)
Credit Suisse Group AG	Norwegian Krone	3,485,596	Sell	01/11/13	614,000	626,965	(12,965)
Credit Suisse Group AG	Norwegian Krone	3,059,640	Sell	01/11/13	541,000	550,347	(9,347)
Credit Suisse Group AG	Malaysian Ringgit	600,838	Sell	03/08/13	196,000	195,602	398
Credit Suisse Group AG	Turkish Lira	479,642	Sell	03/08/13	265,000	266,583	(1,583)
Credit Suisse Group AG	South Korean Won	109,817,300	Sell	03/08/13	101,000	102,184	(1,184)
Credit Suisse Group AG	EU Euro	155,784	Sell	03/08/13	204,000	205,742	(1,742)
Credit Suisse Group AG	South Korean Won	1,042,112,400	Sell	03/08/13	958,000	969,676	(11,676)
Credit Suisse Group AG	Mexican Peso	11,749,529	Sell	03/08/13	895,549	903,631	(8,082)
Credit Suisse Group AG	British Pound	249,867	Sell	01/11/13	403,982	405,887	(1,905)
Deutsche Bank AG	Indonesian Rupiah	4,909,000,000	Sell	01/11/13	500,000	508,857	(8,857)
Deutsche Bank AG	Russian Ruble	15,991,500	Sell	01/11/13	525,000	522,642	2,358
Deutsche Bank AG	British Pound	95,259	Sell	01/11/13	154,000	154,741	(741)
Deutsche Bank AG	Brazilian Real	2,747,070	Sell	01/11/13	1,310,000	1,340,165	(30,165)
Deutsche Bank AG	New Zealand Dollar	622,310	Sell	01/11/13	523,000	514,001	8,999
Deutsche Bank AG	Brazilian Real	102,753	Sell	01/11/13	49,000	50,128	(1,128)
Deutsche Bank AG	Swedish Krona	3,147,418	Sell	01/11/13	473,000	483,887	(10,887)
Deutsche Bank AG	Brazilian Real	1,348,536	Sell	01/11/13	644,000	657,887	(13,887)
Deutsche Bank AG	Hungarian Forint	70,593,044	Sell	01/11/13	322,922	319,479	3,443
Deutsche Bank AG	New Zealand Dollar	1,165,988	Sell	01/11/13	955,000	963,056	(8,056)
Deutsche Bank AG	Hungarian Forint	74,612,568	Sell	01/11/13	338,723	337,670	1,053
Deutsche Bank AG	Russian Ruble	333,266	Sell	01/11/13	10,412	10,892	(480)
Deutsche Bank AG	British Pound	20,573	Sell	01/11/13	32,644	33,418	(774)
Deutsche Bank AG	New Zealand Dollar	477,269	Sell	01/11/13	388,000	394,203	(6,203)
Deutsche Bank AG	Australian Dollar	230,152	Sell	03/08/13	238,000	237,874	126
Deutsche Bank AG	Australian Dollar	242,178	Sell	03/08/13	250,000	250,303	(303)
Deutsche Bank AG	Czech Koruna	4,964,900	Sell	03/08/13	262,000	261,356	644
Deutsche Bank AG	Peruvian Nuevo Sol	956,879	Sell	03/08/13	374,000	373,610	390

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Canadian Dollar	335,242	Sell	03/08/13	$337,000	$336,575	$425
Deutsche Bank AG	EU Euro	476,851	Sell	03/08/13	633,000	629,772	3,228
Deutsche Bank AG	British Pound	176,037	Sell	01/11/13	282,000	285,958	(3,958)
Deutsche Bank AG	Canadian Dollar	444,285	Sell	03/08/13	446,000	446,052	(52)
Deutsche Bank AG	EU Euro	796,236	Sell	03/08/13	1,052,000	1,051,580	420
Deutsche Bank AG	Indian Rupee	13,401,960	Sell	03/08/13	242,000	241,634	366
Deutsche Bank AG	Japanese Yen	44,319,713	Sell	03/08/13	525,000	511,830	13,170
Deutsche Bank AG	Indian Rupee	43,584,060	Sell	03/08/13	787,000	785,811	1,189
Deutsche Bank AG	Polish Zloty	1,641,185	Sell	03/08/13	529,000	526,794	2,206
Deutsche Bank AG	Australian Dollar	215,139	Sell	03/08/13	226,000	222,357	3,643
Deutsche Bank AG	Mexican Peso	38,982	Sell	03/08/13	3,010	2,998	12
Deutsche Bank AG	EU Euro	58,614	Sell	03/08/13	76,000	77,411	(1,411)
Deutsche Bank AG	South African Rand	1,248,624	Sell	03/08/13	138,887	145,993	(7,106)
Deutsche Bank AG	Australian Dollar	96,638	Sell	03/08/13	100,000	99,880	120
Deutsche Bank AG	Polish Zloty	164,382	Sell	03/08/13	51,624	52,764	(1,140)
Deutsche Bank AG	New Zealand Dollar	133,271	Sell	01/11/13	110,000	110,076	(76)
Deutsche Bank AG	Czech Koruna	13,178,286	Sell	03/08/13	658,293	693,715	(35,422)
HSBC	British Pound	75,095	Sell	01/11/13	122,000	121,986	14
HSBC	Mexican Peso	6,814,856	Sell	03/08/13	526,000	524,116	1,884
HSBC	Malaysian Ringgit	803,292	Sell	03/08/13	262,000	261,511	489
HSBC	Mexican Peso	1,408,957	Sell	03/08/13	110,000	108,360	1,640
HSBC	Mexican Peso	1,575,470	Sell	03/08/13	123,000	121,166	1,834
HSBC	Thai Baht	21,432,773	Sell	03/08/13	693,977	698,093	(4,116)
HSBC	Brazilian Real	6,373,472	Sell	01/11/13	3,110,832	3,109,315	1,517
HSBC	Brazilian Real	7,539,394	Sell	01/11/13	3,679,907	3,678,113	1,794
HSBC	Thai Baht	3,986,305	Sell	03/08/13	128,790	129,839	(1,049)
JPMorgan Chase & Co.	New Zealand Dollar	623,100	Sell	01/11/13	524,000	514,653	9,347
JPMorgan Chase & Co.	British Pound	179,408	Sell	01/11/13	290,000	291,433	(1,433)
JPMorgan Chase & Co.	New Zealand Dollar	227,651	Sell	01/11/13	192,000	188,030	3,970
JPMorgan Chase & Co.	New Zealand Dollar	224,624	Sell	01/11/13	188,000	185,529	2,471
JPMorgan Chase & Co.	British Pound	245,066	Sell	01/11/13	389,000	398,089	(9,089)
JPMorgan Chase & Co.	New Zealand Dollar	228,410	Sell	01/11/13	188,000	188,657	(657)
JPMorgan Chase & Co.	New Zealand Dollar	384,157	Sell	01/11/13	316,000	317,297	(1,297)
JPMorgan Chase & Co.	British Pound	342,428	Sell	01/11/13	552,000	556,246	(4,246)
JPMorgan Chase & Co.	Czech Koruna	4,795,248	Sell	03/08/13	252,000	252,425	(425)
JPMorgan Chase & Co.	New Zealand Dollar	205,699	Sell	01/11/13	167,000	169,898	(2,898)
JPMorgan Chase & Co.	British Pound	245,034	Sell	01/11/13	395,000	398,037	(3,037)
JPMorgan Chase & Co.	Mexican Peso	10,447,280	Sell	03/08/13	813,661	803,478	10,183
JPMorgan Chase & Co.	Mexican Peso	12,241,310	Sell	03/08/13	953,343	941,453	11,890
JPMorgan Chase & Co.	Canadian Dollar	407,873	Sell	03/08/13	414,000	409,495	4,505
JPMorgan Chase & Co.	Australian Dollar	180,683	Sell	03/08/13	189,000	186,745	2,255
JPMorgan Chase & Co.	British Pound	698,578	Sell	01/11/13	1,122,000	1,134,781	(12,781)
JPMorgan Chase & Co.	Canadian Dollar	420,467	Sell	03/08/13	424,000	422,139	1,861
JPMorgan Chase & Co.	Swedish Krona	3,392,755	Sell	01/11/13	519,000	521,605	(2,605)
UBS Warburg LLC	Norwegian Krone	2,821,665	Sell	01/11/13	507,000	507,541	(541)
UBS Warburg LLC	Swedish Krona	3,460,534	Sell	01/11/13	528,000	532,025	(4,025)
UBS Warburg LLC	Norwegian Krone	2,950,195	Sell	01/11/13	524,000	530,660	(6,660)
UBS Warburg LLC	Norwegian Krone	1,670,050	Sell	01/11/13	295,000	300,397	(5,397)
UBS Warburg LLC	Norwegian Krone	1,394,791	Sell	01/11/13	243,000	250,885	(7,885)
UBS Warburg LLC	Norwegian Krone	2,559,762	Sell	01/11/13	445,000	460,432	(15,432)
UBS Warburg LLC	British Pound	100,049	Sell	01/11/13	161,000	162,522	(1,522)
UBS Warburg LLC	EU Euro	777,130	Sell	03/08/13	1,030,000	1,026,347	3,653
UBS Warburg LLC	New Zealand Dollar	202,954	Sell	01/11/13	164,000	167,631	(3,631)
UBS Warburg LLC	British Pound	106,869	Sell	01/11/13	171,000	173,600	(2,600)
UBS Warburg LLC	British Pound	628,783	Sell	01/11/13	1,014,000	1,021,406	(7,406)
UBS Warburg LLC	Norwegian Krone	4,586,962	Sell	01/11/13	811,000	825,071	(14,071)
UBS Warburg LLC	Norwegian Krone	3,059,307	Sell	01/11/13	541,000	550,287	(9,287)
UBS Warburg LLC	Norwegian Krone	2,690,680	Sell	01/11/13	477,000	483,981	(6,981)
UBS Warburg LLC	Norwegian Krone	1,412,370	Sell	01/11/13	250,000	254,047	(4,047)
UBS Warburg LLC	British Pound	128,858	Sell	01/11/13	207,000	209,319	(2,319)
UBS Warburg LLC	Thai Baht	6,808,762	Sell	03/08/13	220,944	221,770	(826)
UBS Warburg LLC	Australian Dollar	123,650	Sell	03/08/13	128,000	127,798	202
UBS Warburg LLC	Canadian Dollar	769,855	Sell	03/08/13	774,000	772,917	1,083
							$(486,208)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	3	03/07/13	$542,265	$8,662
Australia 10-Year Bond	2	03/15/13	256,121	270
Australia 3-Year Bond	5	03/15/13	568,758	944
Canada 10-Year Bond	7	03/19/13	953,836	(9,258)
Euro-Bobl 5-Year	15	03/07/13	2,530,755	10,455
Euro-Schatz	9	03/07/13	1,316,915	783
Long Gilt	19	03/26/13	3,670,430	220
Mini MSCI Emerging Markets Index	101	03/15/13	5,421,175	157,015
S&P 500 E-Mini	96	03/15/13	6,816,480	(10,340)
Short Gilt	17	03/26/13	2,862,928	(3,251)
U.S. Treasury 2-Year Note	76	03/28/13	16,755,626	4,650
U.S. Treasury 5-Year Note	86	03/28/13	10,699,609	(14,515)
			$52,394,898	$145,635
Short Contracts
Euro-Bund	(9)	03/07/13	$(1,730,148)	$(4,174)
Medium Gilt	(19)	03/26/13	(3,529,070)	(213)
U.S. Treasury 10-Year Note	(101)	03/19/13	(13,410,906)	46,674
U.S. Treasury Long Bond	(14)	03/19/13	(2,065,000)	12,526
U.S. Treasury Ultra Long Bond	(22)	03/19/13	(3,577,062)	61,085
			$(24,312,186)	$115,898

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD	4,844,000	$(10,745)	$(17,184)	$6,439
							$(10,745)	$(17,184)	$6,439

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	284,000	$21,326	$13,225	$8,101
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	140,000	10,513	6,793	3,720
JPMorgan
Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	959,000	72,013	24,302	47,711
							$103,852	$44,320	$59,532

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	284,000	$(95,547)	$(16,725)	$(78,822)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	139,000	(46,764)	(7,504)	(39,260)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	241,000	(81,081)	(12,846)	(68,235)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	480,000	(161,489)	(12,840)	(148,649)
								$(384,881)	$(49,915)	$(334,966)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL	10,000,000	$(318,811)	$—	$(318,811)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL	6,000,000	(191,704)	—	(191,704)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL	6,400,000	(204,484)	—	(204,484)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL	6,000,000	(191,286)	—	(191,286)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP	950,000,000	(42,884)	—	(42,884)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP	950,000,000	(39,643)	—	(39,643)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP	950,000,000	(36,401)	—	(36,401)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW	2,000,000,000	(59,908)	—	(59,908)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW	2,250,000,000	(66,766)	—	(66,766)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse Group AG	06/17/14	MXN	48,000,000	(10,130)	—	(10,130)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN	10,000,000	(32,021)	—	(32,021)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	6,500,000	$(133,697)	$—	$(133,697)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN	4,500,000	(85,609)	—	(85,609)
Receive a fixed rate equal to 3.240% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/06/17	THB	28,000,000	1,877	—	1,877
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/20/17	THB	28,000,000	1,979	—	1,979
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: HSBC	12/20/17	THB	13,300,000	940	—	940
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD	5,150,000	(1,941)	—	(1,941)
				$(1,410,489)	$—	$(1,410,489)

ING Balanced Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
4,300,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203	USD	01/04/13	$51,257	$—
1,100,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150	USD	01/16/13	5,479	(82)
					Total Written OTC Options	$56,736	$(82)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$201
Interest rate contracts	Investments in securities at value*	280,352
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	969,254
Credit contracts	Upfront payments paid on swap agreements	44,320
Credit contracts	Unrealized appreciation on swap agreements	65,971
Interest rate contracts	Unrealized appreciation on swap agreements	4,796
Equity contracts	Net Assets — Unrealized appreciation**	157,015
Interest rate contracts	Net Assets — Unrealized appreciation**	146,269
Total Asset Derivatives		$1,668,178

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,053,422
Credit contracts	Upfront payments received on swap agreements	67,099
Credit contracts	Unrealized depreciation on swap agreements	334,966
Interest rate contracts	Unrealized depreciation on swap agreements	1,415,285
Equity contracts	Net Assets — Unrealized depreciation**	10,340
Interest rate contracts	Net Assets — Unrealized depreciation**	31,411
Foreign exchange contracts	Written options, at fair value	82
Total Liability Derivatives		$2,912,605

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(251,342)	$—	$—	$(204,116)	$69,390	$(386,068)
Equity contracts	—	—	648,618	—	—	648,618
Foreign exchange contracts	(555,615)	(1,098,666)	—	—	133,665	(1,520,616)
Interest rate contracts	(134,104)	—	(4,945)	(3,761,996)	114,688	(3,786,357)
Total	$(941,061)	$(1,098,666)	$643,673	$(3,966,112)	$317,743	$(5,044,423)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(166,998)	$—	$(166,998)
Equity contracts	—	—	156,595	—	—	156,595
Foreign exchange contracts	(71,558)	69,458	—	—	(98,785)	(100,885)
Interest rate contracts	(77,596)	—	(71,469)	1,018,585	(241)	869,279
Total	$(149,154)	$69,458	$85,126	$851,587	$(99,026)	$757,991

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 4.9%
24,675	@	Amazon.com, Inc.	$6,196,879	2.0
44,200		Expedia, Inc.	2,716,090	0.9
9,810	@	Priceline.com, Inc.	6,093,972	2.0
			15,006,941	4.9
		Health Care: 1.3%
28,200	@	Celgene Corp.	2,219,904	0.7
20,200		Sanofi-Aventis SA	1,915,574	0.6
			4,135,478	1.3
		Information Technology: 91.1%
88,200	@	Accenture PLC	5,865,300	1.9
69,100	@	ACI Worldwide, Inc.	3,018,979	1.0
40,500	@	Alliance Data Systems Corp.	5,862,780	1.9
84,800		Analog Devices, Inc.	3,566,688	1.2
48,178		Apple, Inc.	25,680,319	8.4
51,660		ASML Holding NV	3,313,163	1.1
58,068	@	Autodesk, Inc.	2,052,704	0.7
136,350	@	Avago Technologies Ltd.	4,316,841	1.4
55,510	@	BMC Software, Inc.	2,201,527	0.7
207,800		Broadcom Corp.	6,901,038	2.3
838,026		Cisco Systems, Inc.	16,467,211	5.4
43,709	@	Citrix Systems, Inc.	2,873,867	0.9
58,050	@	Cognizant Technology Solutions Corp.	4,298,602	1.4
27,522	@	Commvault Systems, Inc.	1,918,559	0.6
51,910	@,L	Concur Technologies, Inc.	3,504,963	1.1
181,300	@	eBay, Inc.	9,249,926	3.0
124,301	@	EMC Corp.	3,144,815	1.0
23,490	@	F5 Networks, Inc.	2,282,053	0.7
363,953	@	Fairchild Semiconductor International, Inc.	5,240,923	1.7
51,152		Fidelity National Information Services, Inc.	1,780,601	0.6
24,047	@	Fiserv, Inc.	1,900,434	0.6
22,210	@	Google, Inc. - Class A	15,755,108	5.1
39,553		International Business Machines Corp.	7,576,377	2.5
134,800		Intel Corp.	2,780,924	0.9
113,200		Intuit, Inc.	6,735,400	2.2
180,837		Jabil Circuit, Inc.	3,488,346	1.1
173,059		Linear Technology Corp.	5,935,924	1.9
9,500		Mastercard, Inc.	4,667,160	1.5
235,700		Maxim Integrated Products	6,929,580	2.3
208,000		MediaTek, Inc.	2,326,913	0.8
72,500		Microchip Technology, Inc.	2,362,775	0.8
70,356	@	Micros Systems, Inc.	2,985,909	1.0
218,583		Microsoft Corp.	5,842,723	1.9
152,770	@	NXP Semiconductor NV	4,028,545	1.3
Shares			Value	Percentage of Net Assets
242,300		Oracle Corp.	$8,073,436	2.6
243,940		Qualcomm, Inc.	15,129,159	4.9
225,185	@	Riverbed Technolgoy, Inc.	4,440,648	1.5
62,600	@	Salesforce.com, Inc.	10,523,060	3.4
1,825		Samsung Electronics Co., Ltd.	2,622,160	0.9
22,300	L	SAP AG ADR	1,792,474	0.6
72,300		Tencent Holdings Ltd.	2,371,202	0.8
51,074	@	Teradata Corp.	3,160,970	1.0
138,900	@	Teradyne, Inc.	2,346,021	0.8
78,000		Visa, Inc.	11,823,240	3.9
203,700		Xilinx, Inc.	7,312,830	2.4
716,595		Other Securities (a)	22,632,405	7.4
			279,084,582	91.1
		Total Common Stock (Cost $281,647,021)	298,227,001	97.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
		Securities Lending Collateralcc(1): 1.4%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 07/15/13-08/01/46)	$1,000,000	0.4
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.3

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
153,870	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $153,872, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $156,948, due 10/31/17-08/15/22)	$153,870	0.1
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.3
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.3
		4,153,870	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
11,946,394	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $11,946,394)	$11,946,394	3.9
	Total Short-Term Investments (Cost $16,100,264)	16,100,264	5.3
	Total Investments in Securities (Cost $297,747,285)	$314,327,265	102.6
	Liabilities in Excess of Other Assets	(8,091,954)	(2.6)
	Net Assets	$306,235,311	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $302,243,545.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,700,071
Gross Unrealized Depreciation	(11,616,351)
Net Unrealized Appreciation	$12,083,720

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$15,006,941	$—	$—	$15,006,941
Health Care	2,219,904	1,915,574	—	4,135,478
Information Technology	268,451,144	10,633,438	—	279,084,582
Total Common Stock	285,677,989	12,549,012	—	298,227,001
Short-Term Investments	11,946,394	4,153,870	—	16,100,264
Total Investments, at fair value	$297,624,383	$16,702,882	$—	$314,327,265
Other Financial Instruments+
Forward Foreign Currency Contracts	—	14,365	—	14,365
Total Assets	$297,624,383	$16,717,247	$—	$314,341,630
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(112,929)	$—	$(112,929)
Total Liabilities	$—	$(112,929)	$—	$(112,929)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	600,000	Buy	01/16/13	$784,820	$792,065	$7,245
Citigroup, Inc.	EU Euro	310,000	Buy	01/16/13	402,067	409,187	7,120
							$14,365
Credit Suisse Group AG	Hong Kong Sar Dollar	13,624,000	Sell	01/16/13	1,757,274	1,757,848	(574)
Deutsche Bank AG	EU Euro	3,901,000	Sell	01/16/13	5,052,400	5,149,744	(97,344)
UBS Warburg LLC	EU Euro	900,000	Sell	01/16/13	1,173,087	1,188,098	(15,011)
							$(112,929)

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$14,365
Total Asset Derivatives		$14,365

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$112,929
Total Liability Derivatives		$112,929

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(188,682)
Total	$(188,682)
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(365,469)
Total	$(365,469)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 10.8%
2,560,771		Comcast Corp. - Class A	$95,721,620	2.5
1,130,698	@	Delphi Automotive PLC	43,249,199	1.1
1,105,169		GNC Holdings, Inc.	36,780,024	0.9
1,316,564		Macy's, Inc.	51,372,327	1.3
737,642	@	Michael Kors Holdings Ltd.	37,641,871	1.0
996,100	@	Penn National Gaming, Inc.	48,918,471	1.3
1,286,407		Starbucks Corp.	68,977,143	1.8
1,108,198		Other Securities	35,595,320	0.9
			418,255,975	10.8
		Consumer Staples: 10.1%
1,383,657		Coca-Cola Enterprises, Inc.	43,903,437	1.1
614,162		Costco Wholesale Corp.	60,660,781	1.6
1,211,122		Kraft Foods Group, Inc.	55,069,717	1.4
1,613,073		Mondelez International, Inc.	41,084,969	1.1
892,406		Philip Morris International, Inc.	74,640,838	1.9
1,712,315		Other Securities	118,797,322	3.0
			394,157,064	10.1
		Energy: 12.1%
392,901		EOG Resources, Inc.	47,458,512	1.2
2,198,413		ExxonMobil Corp.	190,272,645	4.9
1,671,248		Halliburton Co.	57,975,593	1.5
758,952		Range Resources Corp.	47,684,954	1.2
585,423		Royal Dutch Shell PLC - Class A ADR	40,364,916	1.1
1,812,075		Other Securities	85,614,891	2.2
			469,371,511	12.1
		Financials: 14.4%
1,451,149		Citigroup, Inc.	57,407,454	1.5
3,836,930		Fifth Third Bancorp.	58,282,967	1.5
1,972,323		JPMorgan Chase & Co.	86,723,042	2.2
916,372		Prudential Financial, Inc.	48,870,119	1.2
606,903		Travelers Cos., Inc.	43,587,774	1.1
2,153,947		US Bancorp.	68,797,067	1.8
3,232,810		Wells Fargo & Co.	110,497,446	2.8
1,828,270	@	XL Group PLC	45,816,446	1.2
1,478,583		Other Securities	41,917,529	1.1
			561,899,844	14.4
		Health Care: 11.8%
1,119,933		Abbott Laboratories	73,355,611	1.9
747,692	@	Covidien PLC	43,171,736	1.1
Shares			Value	Percentage of Net Assets
1,113,170		Eli Lilly & Co.	$54,901,544	1.4
902,516	@	Express Scripts Holding Co.	48,735,864	1.3
813,448	@	Gilead Sciences, Inc.	59,747,756	1.5
4,635,976		Pfizer, Inc.	116,270,278	3.0
496,819	@	Watson Pharmaceuticals, Inc.	42,726,434	1.1
693,916		Other Securities	19,068,812	0.5
			457,978,035	11.8
		Industrials: 11.1%
767,902		Boeing Co.	57,869,095	1.5
713,909		Fluor Corp.	41,935,015	1.1
708,435		General Dynamics Corp.	49,073,292	1.3
1,808,281		General Electric Co.	37,955,818	1.0
358,400		Roper Industries, Inc.	39,954,432	1.0
283,244	@	TransDigm Group, Inc.	38,623,152	1.0
571,283		Union Pacific Corp.	71,821,699	1.8
1,799,130		Other Securities	92,440,286	2.4
			429,672,789	11.1
		Information Technology: 19.1%
398,377		Apple, Inc.	212,346,892	5.5
762,333	@	Cognizant Technology Solutions Corp.	56,450,759	1.5
2,744,742	@	EMC Corp.	69,441,973	1.8
235,680	@	Google, Inc. - Class A	167,184,322	4.3
2,292,372		Jabil Circuit, Inc.	44,219,856	1.1
1,897,084	@	NetApp, Inc.	63,647,168	1.6
3,080,463		Oracle Corp.	102,641,027	2.6
863,468		Other Securities (a)	28,140,422	0.7
			744,072,419	19.1
		Materials: 3.4%
801,514		Eastman Chemical Co.	54,543,028	1.4
1,342,388		International Paper Co.	53,480,738	1.4
792,167		Other Securities	24,050,190	0.6
			132,073,956	3.4
		Telecommunication Services: 3.4%
989,264		CenturyTel, Inc.	38,700,008	1.0
2,183,482		Verizon Communications, Inc.	94,479,266	2.4
			133,179,274	3.4
		Utilities: 1.6%
3,336,828		Other Securities	62,042,960	1.6
		Total Common Stock (Cost $3,178,732,778)	3,802,703,827	97.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
	Energy: —%
10,000,000	Other Securities	$—	—
	Utilities: —%
20,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,178,732,778)	3,802,703,827	97.8
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 0.1%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.1
198,331	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $198,333, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $202,298, due 10/31/17-08/15/22)	198,331	0.0
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.0
Principal Amount†		Value	Percentage of Net Assets
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	$1,000,000	0.0
		3,198,331	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
87,384,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $87,384,000)	$87,384,000	2.2
	Total Short-Term Investments (Cost $90,582,331)	90,582,331	2.3
	Total Investments in Securities (Cost $3,269,315,109)	$3,893,286,158	100.1
	Liabilities in Excess of Other Assets	(2,841,828)	(0.1)
	Net Assets	$3,890,444,330	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $3,308,848,795.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$722,576,824
Gross Unrealized Depreciation	(138,139,461)
Net Unrealized Appreciation	$584,437,363

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$3,802,703,827	$—	$—	$3,802,703,827
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	87,384,000	3,198,331	—	90,582,331
Total Investments, at fair value	$3,890,087,827	$3,198,331	$—	$3,893,286,158

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,188,416
Total	$1,188,416

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.0%
		Consumer Discretionary: 3.0%
2,671,000	#	ADT Corp., 2.250%, 07/15/17	$2,651,715	0.1
1,198,000	#	ADT Corp., 3.500%, 07/15/22	1,166,192	0.1
1,505,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,595,300	0.1
2,002,000	#	CC Holdings GS V LLC, 2.381%, 12/15/17	2,013,378	0.1
9,384,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%-5.150%, 03/15/17-03/15/42	9,615,903	0.4
2,007,000		Discovery Communications LLC, 3.300%, 05/15/22	2,063,246	0.1
6,837,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	8,084,930	0.3
2,875,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	3,220,000	0.1
35,090,000		Other Securities	37,550,875	1.7
			67,961,539	3.0
		Consumer Staples: 1.1%
5,776,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	6,501,402	0.3
5,784,000		Molson Coors Brewing Co., 5.000%, 05/01/42	6,488,173	0.3
11,983,000		Other Securities	12,979,372	0.5
			25,968,947	1.1
		Energy: 4.8%
3,935,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	4,155,710	0.2
1,005,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	952,238	0.0
1,599,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	1,720,158	0.1
4,483,000		Enbridge Energy Partners, 9.875%, 03/01/19	6,073,483	0.2
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,787,400	0.2
3,875,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	4,260,869	0.2
Principal Amount†				Value	Percentage of Net Assets
	3,770,000		Energy Transfer Partners, 9.700%, 03/15/19	$5,081,029	0.2
	8,805,000		Phillips 66, 2.950%-4.300%, 05/01/17-04/01/22	9,585,988	0.4
	9,854,000		Transocean, Inc., 2.500%-6.375%, 10/15/17-10/15/22	10,564,110	0.5
	6,670,000		Weatherford International Ltd., 5.950%-6.750%, 09/15/40-04/15/42	7,394,548	0.3
	58,635,000		Other Securities (a)	55,404,106	2.5
				108,979,639	4.8
			Financials: 11.9%
	7,219,000		American International Group, Inc., 4.875%-8.175%, 01/16/18-05/15/58	8,815,052	0.4
BRL	9,142,000	#	Banco Votorantim SA, 6.250%, 05/16/16	5,181,583	0.2
	11,484,000		Bank of America Corp., 3.750%-8.000%, 07/12/16-12/29/49	12,875,720	0.6
	3,915,000		Barclays Bank PLC, 7.625%, 11/21/22	3,919,894	0.2
	3,181,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	3,231,193	0.1
	12,262,000		Citigroup, Inc., 3.953%-5.875%, 06/15/16-01/30/42	13,692,771	0.6
	3,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	4,750,403	0.2
	631,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	821,600	0.0
	1,010,000		Discover Financial Services, 6.450%, 06/12/17	1,181,856	0.1
	2,030,000	#	Discover Financial Services, 3.850%, 11/21/22	2,096,594	0.1
	4,060,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	4,114,306	0.2
	15,302,000		General Electric Capital Corp., 3.150%-7.125%, 10/17/16-12/15/49	17,053,274	0.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
7,821,000		Goldman Sachs Group, Inc., 3.300%-5.950%, 05/03/15-01/24/22	$8,924,625	0.4
2,489,000	#	HBOS PLC, 6.750%, 05/21/18	2,691,231	0.1
2,534,000		HSBC Finance Corp., 6.676%, 01/15/21	3,008,375	0.1
1,313,000		HSBC Holdings PLC, 4.875%, 01/14/22	1,525,074	0.1
4,661,000		HSBC USA, Inc., 1.625%-2.375%, 02/13/15-01/16/18	4,733,827	0.2
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	4,004,105	0.2
14,264,000		JPMorgan Chase & Co., 2.000%-5.400%, 08/15/17-01/06/42	15,200,852	0.7
11,502,000		Morgan Stanley, 3.800%-5.500%, 04/29/16-07/28/21	12,477,028	0.5
6,022,000		Murray Street Investment Trust I, 4.647%, 03/09/17	6,517,900	0.3
2,294,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,342,963	0.1
2,390,000	#	Simon Property Group L.P., 1.500%, 02/01/18	2,378,478	0.1
2,754,000		Wells Fargo & Co., 2.100%, 05/08/17	2,849,294	0.1
122,702,000		Other Securities	124,881,400	5.5
			269,269,398	11.9
		Health Care: 2.1%
2,219,000	#	AbbVie, Inc., 2.900%, 11/06/22	2,261,907	0.1
3,240,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	3,369,853	0.2
2,323,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	2,485,203	0.1
6,610,000		Celgene Corp., 3.250%, 08/15/22	6,744,229	0.3
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	3,171,775	0.1
8,399,000		WellPoint, Inc., 3.700%-4.625%, 08/15/21-05/15/42	8,773,770	0.4
22,733,000		Other Securities	21,494,778	0.9
			48,301,515	2.1
Principal Amount†			Value	Percentage of Net Assets
		Industrials: 0.7%
2,106,000	#	Turlock Corp., 2.750%, 11/02/22	$2,101,478	0.1
12,252,000		Other Securities	12,788,414	0.6
			14,889,892	0.7
		Information Technology: 2.0%
7,062,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	7,345,765	0.3
9,355,000		Hewlett-Packard Co., 2.600%-5.400%, 09/15/16-09/15/17	9,468,800	0.4
26,389,000		Other Securities	28,015,724	1.3
			44,830,289	2.0
		Materials: 1.9%
7,520,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	7,680,153	0.3
6,380,000		Cabot Corp., 3.700%, 07/15/22	6,474,845	0.3
1,585,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	1,886,925	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,658,138	0.1
4,055,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	4,102,472	0.2
2,616,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	2,811,983	0.1
4,055,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	4,074,075	0.2
13,436,000		Other Securities	13,713,678	0.6
			42,402,269	1.9
		Telecommunication Services: 1.5%
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,702,500	0.1
1,224,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	1,429,310	0.1
10,934,000		Verizon Communications, Inc., 1.950%, 03/28/14	11,135,098	0.5
17,049,000		Other Securities	18,399,665	0.8
			33,666,573	1.5
		Utilities: 2.0%
1,992,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	2,366,122	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Utilities (continued)
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	$4,789,343	0.2
1,394,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	1,432,415	0.1
216,804	#	Juniper Generation, LLC, 6.790%, 12/31/14	202,711	0.0
31,523,000		Other Securities	36,038,447	1.6
			44,829,038	2.0
		Total Corporate Bonds/Notes (Cost $664,567,356)	701,099,099	31.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.6%
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	3,519,398	0.2
8,665,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	9,035,208	0.4
2,700,000	#	Arkle Master Issuer PLC, 2.011%, 05/17/60	2,777,250	0.1
1,650,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	1,718,683	0.1
73,473,258	#,^	Banc of America Commercial Mortgage, Inc., 0.169%, 10/10/45	725,982	0.0
4,183,435		Banc of America Funding Corp., 5.500%, 02/25/35	4,305,026	0.2
2,186,152	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	2,150,416	0.1
3,130,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	2,940,868	0.1
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	2,508,473	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.294%, 03/11/41	1,459,635	0.1
Principal Amount†			Value	Percentage of Net Assets
4,211,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	$4,323,882	0.2
1,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	1,622,621	0.1
1,068,052	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	1,076,339	0.0
2,030,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	1,976,541	0.1
4,550,000	#	BB-UBS Trust, 2.892%, 06/05/30	4,658,292	0.2
728,641		Bear Stearns Alternative-A Trust, 0.850%, 07/25/34	661,755	0.0
2,340,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	2,380,940	0.1
1,080,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	1,093,013	0.1
750,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	748,054	0.0
420,995	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	421,106	0.0
4,104,800		Bear Stearns Commercial Mortgage Securities, 5.134%-6.500%, 02/15/32-02/13/42	3,682,343	0.2
6,727,130		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36	6,887,333	0.3
1,235,045		Citicorp Mortgage Securities, Inc., 6.000%, 08/25/36	1,271,041	0.1
14,590,723	#,^	Citigroup Commercial Mortgage Trust, 2.263%, 09/10/45	1,965,371	0.1
54,306,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	2,853,346	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,949,288	#	Commercial Mortgage Pass Through Certificates, 0.659%, 12/15/20	$1,919,747	0.1
1,570,260	#	Commercial Mortgage Pass Through Certificates, 0.709%, 12/15/20	1,540,192	0.1
1,423,290	#	Commercial Mortgage Pass Through Certificates, 0.809%, 12/15/20	1,220,471	0.0
46,664,276	^	Commercial Mortgage Pass Through Certificates, 1.951%-5.800%, 05/15/45-12/10/49	6,244,652	0.3
4,875,867		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	4,314,359	0.2
5,117,412		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, 06/25/37	4,673,596	0.2
7,846,468		Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, 01/25/38	7,166,556	0.3
2,289,615		Countrywide Home Loan Mortgage Pass-through Trust, 0.530%, 04/25/35	495,402	0.0
410,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	426,140	0.0
3,575,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.269%, 12/15/35	3,691,618	0.2
3,510,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%-7.475%, 08/15/36-12/15/39	3,712,650	0.2
16,239,211		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.330%-0.400%, 08/25/36-10/25/36	9,112,612	0.4
15,332,970	^	First Horizon Alternative Mortgage Securities, 0.510%-6.490%, 08/25/36-02/25/37	9,580,706	0.4
Principal Amount†			Value	Percentage of Net Assets
1,962,524	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	$1,971,899	0.1
4,500,000	#	Fosse Master PLC, 1.725%, 10/18/54	4,593,533	0.2
6,382,490		Freddie Mac, 5.000%, 02/15/35	6,980,877	0.3
6,555,667		Freddie Mac, 5.500%, 07/15/37	7,544,845	0.3
1,500,000	#	Gracechurch Mortgage Financing PLC, 1.862%, 11/20/56	1,530,437	0.1
5,160,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	5,281,776	0.3
19,552,006	^	GS Mortgage Securities Corp. II, 2.411%-5.479%, 11/10/39-11/10/45	5,207,147	0.2
3,500,000	#	Holmes Master Issuer PLC, 1.890%, 10/21/54	3,566,241	0.2
1,856,828		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	1,573,123	0.1
18,320,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	2,258,711	0.1
15,180,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	445,557	0.0
388,358		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	390,912	0.0
880,652	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	882,840	0.0
2,343,091		JPMorgan Mortgage Trust, 5.279%, 07/25/35	2,356,563	0.1
4,489,698		JP Morgan Mortgage Trust, 6.000%-6.500%, 01/25/36-08/25/36	4,098,576	0.2
500,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	512,560	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
113,035,305	#,^	LB-UBS Commercial Mortgage Trust, 0.240%, 09/15/39	$1,984,380	0.1
38,902,225	#,^	LB-UBS Commercial Mortgage Trust, 0.290%, 11/15/38	625,458	0.0
165,699,388	#,^	LB-UBS Commercial Mortgage Trust, 0.648%, 11/15/38	3,253,359	0.1
2,303,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	2,287,305	0.1
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.226%, 10/15/36	1,945,505	0.1
1,310,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	1,151,610	0.0
2,120,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	1,611,957	0.1
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	4,492,260	0.2
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	4,164,288	0.2
4,040,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	3,819,297	0.2
27,353,198		LB-UBS Commercial Mortgage Trust, 4.895%-5.885%, 02/15/31-11/15/40	26,483,493	1.2
1,595,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	1,673,354	0.1
27,974,679	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.937%, 08/15/45	3,167,274	0.1
2,490,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	1,241,767	0.1
3,170,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	3,797,105	0.2
1,954,000		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	2,025,260	0.1
6,190,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	6,566,080	0.3
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	691,925	0.0
Principal Amount†			Value	Percentage of Net Assets
4,490,000	#	Morgan Stanley Capital I, 5.818%, 08/12/41	$4,092,550	0.2
901,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	924,575	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.373%, 07/15/33	1,179,385	0.1
23,577,000		Morgan Stanley Capital I, 5.073%-5.793%, 06/15/40-07/12/44	23,673,731	1.0
50,114,414	#,^	RBSCF Trust, 0.973%, 04/15/24	895,204	0.0
6,289,000	#	RBSCF Trust, 5.305%, 01/16/49	6,466,343	0.3
13,256,831		Residential Accredit Loans, Inc., 0.380%, 01/25/37	9,100,967	0.4
16,185,996		Residential Accredit Loans, Inc., 0.660%, 12/25/36	7,512,932	0.3
4,000,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	4,117,916	0.2
4,110,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	4,130,550	0.2
20,086,202	#,^	UBS-Barclays Commercial Mortgage Trust, 1.827%, 05/10/63	2,078,353	0.1
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	683,410	0.0
1,576,729		WaMu Mortgage Pass Through Certificates, 2.472%, 10/25/35	1,558,154	0.0
4,596,497		Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, 11/25/35	3,882,723	0.2
2,136,196		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	2,286,229	0.1
28,246,088	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.608%, 06/15/45	3,054,699	0.1
13,938,850	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	1,844,624	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,212,347		Wells Fargo Mortgage-Backed Securities Trust, 5.000%, 12/25/33	$1,227,844	0.1
3,607,963	#	Wells Fargo Mortgage-Backed Securities Trust, 5.233%, 06/26/35	3,304,142	0.1
14,922,814		Wells Fargo Mortgage Backed Securities Trust, 5.000%-6.000%, 05/25/35-03/25/37	14,958,404	0.7
40,129,898		Other Securities	36,882,039	1.6
		Total Collateralized Mortgage Obligations (Cost $359,342,027)	374,893,665	16.6
ASSET-BACKED SECURITIES: 4.9%
		Automobile Asset-Backed Securities: 0.3%
2,500,000	#	Motor PLC, 1.286%, 02/25/20	2,509,582	0.1
4,250,000	#	SMART Trust, 1.590%, 10/14/16	4,324,745	0.2
			6,834,327	0.3
		Credit Card Asset-Backed Securities: 0.8%
4,200,000	#	Cards II Trust, 0.659%, 09/15/17	4,221,474	0.2
5,400,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	5,452,121	0.3
7,000,000	#	Penarth Master Issuer PLC, 0.779%, 03/18/14	7,036,540	0.3
			16,710,135	0.8
		Home Equity Asset-Backed Securities: 0.4%
15,576,410		GSAA Trust, 0.270%-0.300%, 10/25/36-12/25/36	7,263,101	0.3
1,338,018		Other Securities	1,304,564	0.1
			8,567,665	0.4
		Other Asset-Backed Securities: 3.4%
1,966,707	#	Aimco CDO, 0.569%, 10/20/19	1,915,565	0.1
395,763	#	ARES CLO Funds, 0.548%, 09/18/17	393,948	0.0
2,975,000	#	ARES CLO Funds, 2.962%, 02/26/16	2,917,699	0.2
3,240,000	#	ARES CLO Ltd., 1.662%, 02/26/16	3,195,337	0.1
1,600,000	#	ARES CLO Ltd., 6.901%, 02/26/16	1,600,000	0.1
Principal Amount†			Value	Percentage of Net Assets
1,858,325	#	Atrium CDO Corp., 0.642%, 10/27/16	$1,840,470	0.1
2,384,752	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	2,350,817	0.1
1,700,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,801,165	0.1
2,320,538	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	2,352,014	0.1
2,876,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	2,871,807	0.1
5,200,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	5,200,426	0.2
26,272,242		Fieldstone Mortgage Investment Corp., 0.370%-0.450%, 11/25/36	10,209,755	0.5
503,500	#	First CLO Ltd., 0.620%, 12/14/16	502,917	0.0
2,500,000	#	First CLO Ltd., 1.310%, 12/14/16	2,474,358	0.1
215,375	#	Granite Ventures Ltd., 0.600%, 12/15/17	215,296	0.0
4,875,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	4,864,460	0.2
1,850,000	#	Gulf Stream - Sextant CLO Ltd., 0.652%, 08/21/20	1,779,850	0.1
4,850,000	#	Gulf Stream Compass CLO Ltd., 0.730%, 05/15/17	4,783,613	0.2
2,975,000	#	Hewett's Island CDO Ltd., 1.508%, 12/15/16	2,859,002	0.1
384,644	#	Katonah Ltd., 0.629%, 09/20/16	383,767	0.0
412,904	#	Landmark CDO Ltd., 1.190%, 01/15/16	412,835	0.0
7,228,374	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	7,106,482	0.3
173,506	#	Olympic CLO Ltd., 1.210%, 05/15/16	173,424	0.0
1,617,758	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	1,618,184	0.1
2,500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	2,475,140	0.1
2,522,374	#	Wind River CLO Ltd., 0.639%, 12/19/16	2,492,065	0.1
9,429,270		Other Securities	8,657,894	0.4
			77,448,290	3.4
		Total Asset-Backed Securities (Cost $108,331,017)	109,560,417	4.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.2%
		Federal Home Loan Mortgage Corporation##: 8.8%
8,492,684		3.000%, due 02/01/27	$9,060,986	0.4
8,660,029		4.000%, due 10/01/41	9,261,310	0.4
9,451,671		4.000%, due 12/01/41	10,107,917	0.5
7,125,047		4.500%, due 10/01/41	7,690,362	0.3
26,164,126		5.500%, due 02/15/36	29,145,920	1.3
6,118,967		5.500%, due 08/15/36	7,150,589	0.3
9,709,487		5.500%, due 06/15/37	10,766,715	0.5
13,977,979		6.000%, due 10/15/37	15,898,288	0.7
123,990,340	^,W	2.435%-19.233%, due 08/15/16- 01/15/42	99,592,104	4.4
			198,674,191	8.8
		Federal National Mortgage Association##: 13.1%
12,000,000	W	2.500%, due 01/15/28	12,551,250	0.5
21,109,000	W	3.000%, due 09/25/26	22,286,487	1.0
6,485,148		3.000%, due 10/01/27	6,850,140	0.3
25,335,000	W	3.000%, due 11/25/42	26,439,448	1.2
32,308,000	W	3.500%, due 06/25/42	34,454,715	1.5
7,696,709		4.000%, due 02/01/42	8,263,832	0.4
6,736,867		4.000%, due 03/01/42	7,313,265	0.3
11,336,240		4.000%, due 07/01/42	12,306,154	0.5
20,692,731		4.500%, due 09/01/41	22,469,763	1.0
11,643,041		5.000%, due 07/01/37	12,686,890	0.6
198,038,617	^	2.513%-32.402%, due 06/01/16- 07/01/42	131,237,436	5.8
			296,859,380	13.1
		Government National Mortgage Association: 7.3%
34,218,000	W	3.000%, due 08/15/42	36,383,360	1.6
66,443,000	W	3.500%, due 05/15/41	72,199,661	3.2
7,266,132		4.500%, due 08/20/41	8,018,033	0.4
Principal Amount†				Value	Percentage of Net Assets
	200,004,732	^	1.625%-24.534%, due 04/20/28- 10/20/60	$48,217,545	2.1
				164,818,599	7.3
			Total U.S. Government Agency Obligations (Cost $628,232,297)	660,352,170	29.2
U.S. TREASURY OBLIGATIONS: 10.7%
			U.S. Treasury Bonds: 4.5%
	46,287,000		1.625%, due 11/15/22	45,730,121	2.1
	56,842,000		2.750%, due 08/15/42	54,692,691	2.4
				100,422,812	4.5
			U.S. Treasury Notes: 6.2%
	64,917,000		0.250%, due 11/30/14	64,929,723	2.9
	30,825,000		0.250%, due 12/15/15	30,735,916	1.4
	17,893,200		0.750%, due 12/31/17	17,918,358	0.8
	19,041,000	L	1.000%, due 11/30/19	18,841,660	0.8
	8,082,000		0.625%-1.125%, due 11/30/17- 12/31/19	8,052,953	0.3
				140,478,610	6.2
			Total U.S. Treasury Obligations (Cost $242,204,246)	240,901,422	10.7
FOREIGN GOVERNMENT BONDS: 2.3%
BRL	102,780,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	52,771,952	2.3
			Total Foreign Government Bonds (Cost $50,890,378)	52,771,952	2.3
Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 1.0%
			Financials: 1.0%
	185,000	@,L,P	Discover Financial Services	$4,671,250	0.2
	284,318	@,P	US Bancorp	8,025,502	0.4
	367,542		Other Securities (b)	9,920,009	0.4
			Total Preferred Stock (Cost $21,127,650)	22,616,761	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
INVESTMENT COMPANIES: 11.3%
		Affiliated Mutual Funds: 11.3%
6,243,061		ING Emerging Markets Corporate Debt Fund Class P	$65,302,417	2.9
10,297,919		ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	107,201,338	4.7
8,000,000		ING Emerging Markets Local Currency Debt Fund Class P	83,280,000	3.7
		Total Investment Companies (Cost $246,663,414)	255,783,755	11.3
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		Interest Rate Swaptions: 0.2%
25,835,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$1,388,970	0.1
25,835,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month- USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	1,620,130	0.1
			3,009,100	0.2
		Total Purchased Options (Cost $3,857,166)	3,009,100	0.2
		Total Long-Term Investments (Cost $2,325,215,551)	2,420,988,341	107.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Commercial Paper: 1.5%
15,000,000	Kinder Morgan Energy Partners LP, 0.400%, 01/03/13	$14,999,488	0.6
14,750,000	Pacific Gas & Electric Co., 0.200%, 01/04/13	14,749,673	0.7
5,000,000	Pacific Gas & Electric Co., 0.320%, 01/11/13	4,999,511	0.2
		34,748,672	1.5
	Securities Lending Collateralcc(1): 0.4%
1,972,435	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,972,467, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,011,884, due 07/15/13- 08/01/46)	1,972,435	0.1
1,972,435	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,972,457, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,011,884, due 10/01/16-12/20/42)	1,972,435	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
415,088	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $415,092, collateralized by various U.S. Government Securities, 0.750%- 1.625%, Market Value plus accrued interest $423,391, due 10/31/17- 08/15/22)	$415,088	0.0
1,972,435	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,972,455, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $2,011,884, due 08/09/13-06/20/42)	1,972,435	0.1
1,972,435	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,972,503, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $2,011,884, due 10/01/32-01/01/43)	1,972,435	0.1
		8,304,828	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
28,953,001	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,953,001)	$28,953,001	1.3
	Total Short-Term Investments (Cost $72,006,501)	72,006,501	3.2
	Total Investments in Securities (Cost $2,397,222,052)	$2,492,994,842	110.4
	Liabilities in Excess of Other Assets	(234,310,389)	(10.4)
	Net Assets	$2,258,684,453	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains securities on loan.

BRL  Brazilian Real

Cost for federal income tax purposes is $2,398,195,465.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,514,760
Gross Unrealized Depreciation	(19,715,383)
Net Unrealized Appreciation	$94,799,377

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Preferred Stock	$15,231,471	$7,385,290	$—	$22,616,761
Purchased Options	—	3,009,100	—	3,009,100
Corporate Bonds/Notes	—	701,099,099	—	701,099,099
Collateralized Mortgage Obligations	—	365,481,339	9,412,326	374,893,665
Short-Term Investments	28,953,001	43,053,500	—	72,006,501
Foreign Government Bonds — 52,771,952 — 52,771,952 U.S. Government Agency Obligations	—	660,352,170	—	660,352,170
U.S. Treasury Obligations	—	240,901,422	—	240,901,422
Asset-Backed Securities	—	109,560,417	—	109,560,417
Investment Companies	255,783,755	—	—	255,783,755
Total Investments, at fair value	$299,968,227	$2,183,614,289	$9,412,326	$2,492,994,842
Other Financial Instruments+
Swaps	$—	$1,420,815	$—	$1,420,815
Futures	1,727,363	—	—	1,727,363
Forward Foreign Currency Contracts	—	1,001,422	—	1,001,422
Total Assets	$301,695,590	$2,186,036,526	$9,412,326	$2,497,144,442
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(10,238,522)	$—	$(10,238,522)
Futures	(565,405)	—	—	(565,405)
Forward Foreign Currency Contracts	—	(2,883,726)	—	(2,883,726)
Total Liabilities	$(565,405)	$(13,122,248)	$—	$(13,687,653)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Indonesian Rupiah	42,943,660,000	Buy	01/11/13	$4,409,000	$4,451,454	$42,454
Barclays Bank PLC	Hungarian Forint	1,775,096,670	Buy	01/11/13	8,149,000	8,033,456	(115,544)
Barclays Bank PLC	Mexican Peso	65,833,151	Buy	03/08/13	5,031,000	5,063,087	32,087
Barclays Bank PLC	Polish Zloty	14,120,812	Buy	03/08/13	4,566,000	4,532,554	(33,446)
Barclays Bank PLC	Thai Baht	100,596,132	Buy	03/08/13	3,276,000	3,276,542	542
Barclays Bank PLC	South African Rand	40,168,579	Buy	03/08/13	4,684,000	4,696,624	12,624
Barclays Bank PLC	EU Euro	18,782,007	Buy	03/08/13	24,301,757	24,805,186	503,429
Barclays Bank PLC	Mexican Peso	59,014,127	Buy	03/08/13	4,503,348	4,538,651	35,303
Citigroup, Inc.	Colombian Peso	10,029,315,000	Buy	03/08/13	5,650,000	5,643,335	(6,665)
Citigroup, Inc.	Indian Rupee	625,706,400	Buy	03/08/13	11,415,917	11,281,343	(134,574)
Citigroup, Inc.	EU Euro	628,820	Buy	03/08/13	811,257	830,475	19,218
Deutsche Bank AG	Russian Ruble	110,347,250	Buy	01/11/13	3,574,000	3,606,424	32,424
Deutsche Bank AG	Russian Ruble	73,444,000	Buy	01/11/13	2,294,587	2,400,333	105,746
Deutsche Bank AG	Chinese Yuan	31,258,308	Buy	08/09/13	4,964,000	4,950,335	(13,665)
HSBC	Brazilian Real	23,568,113	Buy	01/11/13	11,417,000	11,497,765	80,765
HSBC	Brazilian Real	34,198,338	Buy	01/11/13	16,687,000	16,683,747	(3,253)
HSBC	South Korean Won	6,072,588,000	Buy	03/08/13	5,640,000	5,650,488	10,488
HSBC	Malaysian Ringgit	28,832,664	Buy	03/08/13	9,404,000	9,386,452	(17,548)
JPMorgan Chase & Co.	Turkish Lira	8,059,994	Buy	03/08/13	4,485,000	4,479,719	(5,281)
							$545,104

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	172,046,341	Sell	01/11/13	$5,657,000	$5,622,905	$34,095
Barclays Bank PLC	Colombian Peso	7,053,940,000	Sell	03/08/13	3,908,000	3,969,139	(61,139)
Barclays Bank PLC	EU Euro	1,022,968	Sell	03/08/13	1,354,000	1,351,022	2,978
Barclays Bank PLC	Hungarian Forint	1,125,329,000	Sell	01/11/13	4,992,332	5,092,839	(100,507)
Barclays Bank PLC	South African Rand	77,478,564	Sell	03/08/13	8,598,698	9,059,013	(460,315)
Citigroup, Inc.	Hungarian Forint	798,046	Sell	01/11/13	3,549	3,611	(62)
Citigroup, Inc.	EU Euro	18,573,144	Sell	03/08/13	24,114,497	24,529,343	(414,846)
Credit Suisse Group AG	Peruvian Nuevo Sol	16,696,197	Sell	03/08/13	6,489,000	6,518,964	(29,964)
Credit Suisse Group AG	Turkish Lira	14,269,744	Sell	03/08/13	7,818,489	7,931,078	(112,589)
Deutsche Bank AG	Brazilian Real	59,082,975	Sell	01/11/13	28,175,000	28,823,782	(648,782)
Deutsche Bank AG	Indian Rupee	374,867,220	Sell	03/08/13	6,769,000	6,758,770	10,230
Deutsche Bank AG	EU Euro	359	Sell	03/08/13	465	475	(10)
Deutsche Bank AG	Colombian Peso	5,801,627,300	Sell	03/08/13	3,144,854	3,264,482	(119,628)
Deutsche Bank AG	Polish Zloty	26,141,400	Sell	03/08/13	7,907,496	8,390,969	(483,473)
HSBC	Mexican Peso	42,998,806	Sell	03/08/13	3,357,000	3,306,946	50,054
HSBC	Indonesian Rupiah	75,995,928,000	Sell	01/11/13	7,848,387	7,877,586	(29,199)
HSBC	Brazilian Real	121,783,075	Sell	01/11/13	59,441,173	59,412,188	28,985
HSBC	Thai Baht	181,382,400	Sell	03/08/13	5,860,119	5,907,852	(47,733)
HSBC	Malaysian Ringgit	24,838,337	Sell	03/08/13	8,048,977	8,086,102	(37,125)
JPMorgan Chase & Co.	Czech Koruna	94,458,765	Sell	03/08/13	4,964,000	4,972,378	(8,378)
							$(2,427,408)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	829	03/28/13	$182,768,602	$49,748
U.S. Treasury 5-Year Note	128	03/28/13	15,925,000	(21,576)
U.S. Treasury Ultra Long Bond	148	03/19/13	24,063,875	(518,370)
			$222,757,477	$(490,198)
Short Contracts
U.S. Treasury 10-Year Note	(146)	03/19/13	$(19,386,063)	$(25,459)
U.S. Treasury Long Bond	(681)	03/19/13	(100,447,500)	1,677,615
			$(119,833,563)	$1,652,156

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD	114,606,000	$(254,231)	$(406,569)	$152,338
							$(254,231)	$(406,569)	$152,338

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	3,460,000	$259,818	$161,117	$98,701
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	1,710,000	128,407	82,966	45,441
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	13,751,000	1,032,590	348,468	684,122
							$1,420,815	$592,551	$828,264

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	3,460,000	$(1,164,062)	$(203,766)	$(960,296)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	1,710,000	(575,302)	(92,315)	(482,987)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	3,435,000	(1,155,651)	(183,092)	(972,559)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	6,874,000	(2,312,648)	(183,872)	(2,128,776)
								$(5,207,663)	$(663,045)	$(4,544,618)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL	149,500,000	$(4,776,628)	$—	$(4,776,628)
				$(4,776,628)	$—	$(4,776,628)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$3,009,100
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,001,422
Credit contracts	Upfront payments paid on swap agreements	592,551
Credit contracts	Unrealized appreciation on swap agreements	980,602
Interest rate contracts	Net Assets — Unrealized appreciation**	1,727,363
Total Asset Derivatives		$7,311,038

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,883,726
Credit contracts	Upfront payments received on swap agreements	1,069,614
Credit contracts	Unrealized depreciation on swap agreements	4,544,618
Interest rate contracts	Unrealized depreciation on swap agreements	4,776,628
Interest rate contracts	Net Assets — Unrealized depreciation**	565,405
Total Liability Derivatives		$13,839,991

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(4,263,643)	$—	$—	$(3,453,183)	$1,120,769	$(6,596,057)
Foreign exchange contracts	(2,222,676)	(2,947,668)	—	—	(451,762)	(5,622,106)
Interest rate contracts	(578,720)	—	(17,402,583)	(14,710,334)	274,227	(32,417,410)
Total	$(7,065,039)	$(2,947,668)	$(17,402,583)	$(18,163,517)	$943,234	$(44,635,573)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(2,183,384)	$—	$3,691,606
Foreign exchange contracts	(333,656)	(1,794,029)	—	—	(667,022)	(2,794,707)
Interest rate contracts	(848,066)	—	3,744,051	2,711,004	—	(268,001)
Total	$(1,181,722)	$(1,794,029)	$3,744,051	$527,620	$(667,022)	$628,898

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 29.6%
29,500,000		Barton Capital LLC, 0.187%,due 01/03/13	$29,499,681	3.0
2,250,000	#	Concord Minutemen Capital Co., 0.451%, due 02/04/13	2,249,044	0.2
28,750,000		Concord Minutemen Capital Co., 0.652%, due 04/02/13	28,702,762	2.9
14,250,000		Concord Minutemen Capital Co., 0.692%, due 01/02/13	14,249,727	1.5
2,000,000		Crown Point Capital Co., 0.652%, due 04/02/13	1,996,714	0.2
22,250,000		Crown Point Capital Co., 0.652%, due 04/03/13	22,213,040	2.3
21,250,000		Crown Point Capital Co., 0.692%, due 01/02/13	21,249,593	2.2
16,500,000	#	Jupiter Securitization Company LLC, 0.230%,due 03/06/13	16,493,253	1.7
20,250,000		Jupiter Securitization Company LLC, 0.270%,due 04/15/13	20,234,205	2.1
7,750,000	#	Jupiter Securitization Company LLC, 0.331%,due 03/05/13	7,745,524	0.8
13,000,000		Old Line Funding LLC, 0.300%,due 05/16/13	12,985,375	1.3
30,250,000		Old Line Funding LLC, 0.321%,due 04/22/13	30,220,153	3.1
11,500,000		Thunder Bay Funding LLC, 0.321%, due 02/28/13	11,494,071	1.2
6,000,000		Thunder Bay Funding LLC, 0.321%, due 04/01/13	5,995,200	0.6
9,000,000		Thunder Bay Funding LLC, 0.331%, due 01/03/13	8,999,835	0.9
15,500,000		Thunder Bay Funding LLC, 0.351%, due 01/18/13	15,497,438	1.6
14,221,000		Variable Funding Capital, 0.170%, due 01/02/13	14,220,933	1.5
5,812,000		Variable Funding Capital, 0.170%, due 01/28/13	5,811,259	0.6
18,750,000		Variable Funding Capital, 0.180%, due 01/14/13	18,748,781	1.9
		Total Asset Backed Commercial Paper (Cost $288,606,588)	288,606,588	29.6
Principal Amount†			Value	Percentage of Net Assets
CERTIFICATE OF DEPOSIT: 5.6%
3,500,000		Deutsche Bank AG/New York NY, 0.975%,due 01/18/13	$3,501,147	0.4
13,000,000		Rabobank Nederland NY, 0.410%, due 03/27/13	13,000,595	1.3
600,000		Rabobank Nederland NY, 0.425%, due 01/18/13	600,063	0.1
1,745,000		Royal Bank of Canada NY, 0.463%, due 01/28/13	1,745,371	0.2
7,000,000		Royal Bank of Canada NY, 0.688%, due 01/02/13	7,009,508	0.7
2,100,000		Svenska Handelsbanken/ New York NY, 0.758%, due 03/18/13	2,102,211	0.2
500,000		Svenska Handelsbanken/ New York NY, 0.775%, due 01/18/13	500,136	0.0
21,000,000		Toronto Dominion Bank NY, 0.290%, due 01/02/13	21,000,000	2.1
5,500,000		Westpac Banking Corp./NY, 0.353%, due 02/01/13	5,497,652	0.6
		Total Certificate of Deposit (Cost $54,956,683)	54,956,683	5.6
FINANCIAL COMPANY COMMERCIAL PAPER: 7.8%
1,000,000	#	ANZ National Int'l Ltd., 0.200%, due 01/30/13	999,839	0.1
450,000	#	ANZ National Int'l Ltd., 0.300%,due 01/25/13	449,910	0.1
10,000,000		ASB Finance Ltd. London, 0.562%, due 02/28/13	9,990,978	1.0
500,000	#	Australia & New Zealand Banking Group Ltd., 0.372%, due 08/16/13	500,128	0.1
5,500,000		Commonwealth Bank of Australia, 0.280%,due 05/15/13	5,494,268	0.6
6,250,000		HSBC Bank PLC, 0.452%,due 08/05/13	6,233,125	0.6
24,000,000		JPMorgan Chase & Co., 0.365%,due 01/04/13	24,000,000	2.5
16,000,000		Toronto Dominion Holdings USA, 0.160%,due 01/07/13	15,999,573	1.6
12,000,000	#	Westpac Securities NZ Ltd., 0.501%, due 01/02/13	11,999,833	1.2
		Total Financial Company Commercial Paper (Cost $75,667,654)	75,667,654	7.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
GOVERNMENT AGENCY DEBT: 2.7%
20,000,000	Federal Agricultural Mortgage Corp., 0.141%,due 03/10/13	$19,983,306	2.1
6,200,000	Federal Home Loan Bank Discount Notes, 0.079%,due 02/01/13	6,199,600	0.6
	Total Government Agency Debt (Cost $26,182,906)	26,182,906	2.7
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 8.8%
35,835,000	Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $35,835,398 to be received upon repurchase (Collateralized by $26,212,263, FMNT and FNNT, 0.625%-6.090%, Market Value plus accrued interest $36,551,700 due 12/29/14-09/27/27)	35,835,000	3.7
50,000,000	Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $50,000,556 to be received upon repurchase (Collateralized by $50,990,000, FHLB, 0.170%-0.300%, Market Value plus accrued interest $51,004,531 due 12/09/13-12/20/13)	50,000,000	5.1
	Total Government Agency Repurchase Agreement (Cost $85,835,000)	85,835,000	8.8
OTHER COMMERCIAL PAPER: 0.7%
6,500,000	Cargill Global Fund PLC, 0.170%, due 01/07/13	6,499,816	0.7
	Total Other Commercial Paper (Cost $6,499,816)	6,499,816	0.7
Principal Amount†			Value	Percentage of Net Assets
OTHER INSTRUMENT: 4.7%
45,750,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%,due 01/02/13	$45,750,000	4.7
		Total Other Instrument (Cost $45,750,000)	45,750,000	4.7
OTHER NOTE: 27.0%
10,000,000	#	American Honda Finance, 0.331%, due 03/05/13	10,000,000	1.0
9,250,000	#	American Honda Finance, 0.580%, due 01/17/13	9,250,000	0.9
750,000	#	American Honda Finance, 0.913%, due 02/05/13	752,719	0.1
2,705,000	#	ANZ New Zealand Int'l Ltd., 1.309%, due 03/20/13	2,728,802	0.3
500,000		ANZ New Zealand Int'l Ltd., 6.200%, due 07/19/13	513,762	0.1
5,970,000	#	ANZ New Zealand Int'l Ltd., 6.200%, due 07/19/13	6,152,914	0.6
4,000,000		Australia & New Zealand Banking Group Ltd., 1.514%, due 06/18/13	4,012,068	0.4
5,520,000	#	Australia & New Zealand Banking Group Ltd., 2.400%, due 01/11/13	5,522,818	0.6
3,250,000		Bank of New York Mellon Corp./The, 5.125%,due 08/27/13	3,352,043	0.3
5,750,000		Bottling Group LLC, 5.000%,due 11/15/13	5,982,481	0.6
4,750,000		Caterpillar Financial Services Corp., 0.472%,due 02/22/13	4,751,887	0.5
4,400,000	#	Commonwealth Bank of Australia, 0.859%,due 03/19/13	4,405,906	0.4
3,500,000	#	Fosse Master Issuer PLC, 0.389%,due 01/20/13	3,500,000	0.4
1,250,000		General Electric Capital Corp., 0.336%, due 01/22/13	1,249,448	0.1
912,000		General Electric Capital Corp., 4.800%, due 05/01/13	924,378	0.1
1,250,000		General Electric Co., 5.000%,due 02/01/13	1,254,628	0.1
4,000,000	#	HSBC Bank PLC, 0.725%,due 01/18/13	4,000,798	0.4
4,750,000	#	HSBC Bank PLC, 1.625%,due 08/12/13	4,785,385	0.5
5,500,000		JPMorgan Chase & Co., 0.962%,due 02/26/13	5,505,919	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
OTHER NOTE (continued)
4,320,000		JPMorgan Chase & Co., 4.750%,due 05/01/13	$4,382,509	0.4
700,000		JPMorgan Chase Bank NA, 0.331%, due 01/21/13	699,736	0.1
3,000,000		JPMorgan Chase Bank NA, 0.331%, due 01/21/13	2,995,168	0.3
7,592,308	#	Motor PLC, 0.683%, due 09/25/13	7,592,308	0.8
1,500,000		Pepsico, Inc., 0.875%, due 10/25/13	1,506,109	0.2
8,500,000		Pepsico, Inc., 4.650%, due 02/15/13	8,545,285	0.9
10,200,000	#	Rabobank Nederland, 0.459%,due 01/22/13	10,200,902	1.0
4,000,000		Rabobank Nederland, 3.375%,due 02/19/13	4,015,200	0.4
15,250,000	#	Royal Bank of Canada, 0.408%,due 01/02/13	15,250,000	1.6
12,250,000		Royal Bank of Canada, 0.461%,due 03/08/13	12,255,829	1.3
20,500,000		Svenska Handelsbanken AB, 0.386%, due 01/04/13	20,500,000	2.1
2,000,000		Toronto Dominion Bank, 0.763%, due 02/01/13	2,007,604	0.2
8,750,000		Toyota Motor Credit Corp., 0.395%, due 01/25/13	8,750,000	0.9
300,000		Toyota Motor Credit Corp., 0.410%, due 03/13/13	300,206	0.0
500,000		Toyota Motor Credit Corp., 0.540%, due 01/14/13	500,067	0.0
11,750,000		Toyota Motor Credit Corp., 0.547%, due 01/11/13	11,750,000	1.2
9,500,000		Toyota Motor Credit Corp., 0.551%, due 01/22/13	9,513,191	1.0
3,000,000		Toyota Motor Credit Corp., 0.567%, due 01/23/13	3,003,182	0.3
2,118,000		US Bancorp, 1.375%, due 09/13/13	2,131,556	0.2
2,500,000		US Bancorp, 2.000%, due 06/14/13	2,518,749	0.3
3,000,000		Wells Fargo & Co., 4.375%,due 01/31/13	3,009,907	0.3
30,750,000		Wells Fargo Bank NA, 0.380%,due 03/22/13	30,750,000	3.2
18,500,000		Westpac Banking Corp, 0.533%,due 01/28/13	18,500,000	1.9
4,250,000		Westpac Banking Corp, 0.533%,due 01/28/13	4,250,509	0.4
		Total Other Note (Cost $263,573,973)	263,573,973	27.0
Principal Amount†		Value	Percentage of Net Assets
TREASURY DEBT: 14.1%
49,000,000	Treasury Bill, 0.030%, due 01/17/13	$48,999,329	5.0
38,000,000	Treasury Bill, 0.050%, due 01/10/13	37,999,525	3.9
33,250,000	Treasury Bill, 0.060%, due 01/03/13	33,249,890	3.4
17,750,000	Treasury Bill, 0.111%, due 06/20/13	17,740,696	1.8
	Total Treasury Debt (Cost $137,989,440)	137,989,440	14.1
	Total Investments in Securities (Cost $985,062,060)	$985,062,060	101.0
	Liabilities in Excess of Other Assets	(9,458,480)	(1.0)
	Net Assets	$975,603,580	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Certificate of Deposit	$—	$54,956,683	$—	$54,956,683
Government Agency Repurchase Agreement	—	85,835,000	—	85,835,000
Government Agency Debt	—	26,182,906	—	26,182,906
Treasury Debt	—	137,989,440	—	137,989,440
Other Commercial Paper	—	6,499,816	—	6,499,816
Financial Company Commercial Paper	—	75,667,654	—	75,667,654
Other Note	—	263,573,973	—	263,573,973
Other Instrument	45,750,000	—	—	45,750,000
Asset Backed Commercial Paper	—	288,606,588	—	288,606,588
Total Investments, at fair value	$45,750,000	$939,312,060	$—	$985,062,060

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 13.9%
104,600	@	Childrens Place Retail Stores, Inc.	$4,632,734	0.8
201,800		Cooper Tire & Rubber Co.	5,117,648	0.9
257,100		Finish Line	4,866,903	0.8
165,200	@	Jack in the Box, Inc.	4,724,720	0.8
320,839		La-Z-Boy, Inc.	4,539,872	0.8
100,757	@	Life Time Fitness, Inc.	4,958,252	0.9
2,313,501		Other Securities (a)	51,512,097	8.9
			80,352,226	13.9
		Consumer Staples: 1.7%
269,050		Other Securities	9,986,267	1.7
		Energy: 5.6%
236,115	@	Carrizo Oil & Gas, Inc.	4,939,526	0.9
71,900	@	Dril-Quip, Inc.	5,252,295	0.9
124,600	@	Unit Corp.	5,613,230	1.0
1,688,291		Other Securities (a)	16,462,091	2.8
			32,267,142	5.6
		Financials: 23.0%
40,800	@	Affiliated Managers Group, Inc.	5,310,120	0.9
324,082		CubeSmart	4,721,875	0.8
818,950		DCT Industrial Trust, Inc.	5,314,985	0.9
205,579		First American Financial Corp.	4,952,398	0.9
197,718		LaSalle Hotel Properties	5,020,060	0.9
161,772		Primerica, Inc.	4,854,778	0.8
111,836		ProAssurance Corp.	4,718,361	0.8
129,018		Prosperity Bancshares, Inc.	5,418,756	0.9
72,333	@	Signature Bank	5,160,236	0.9
251,600		Starwood Property Trust, Inc.	5,776,736	1.0
145,485	@	Stifel Financial Corp.	4,651,155	0.8
501,300		Susquehanna Bancshares, Inc.	5,253,624	0.9
134,555		Wintrust Financial Corp.	4,938,169	0.9
2,577,645		Other Securities (a)	66,971,371	11.6
			133,062,624	23.0
		Health Care: 10.8%
167,445	@	Align Technology, Inc.	4,646,599	0.8
232,737	@	Healthsouth Corp.	4,913,078	0.8
1,850,066		Other Securities (a)	53,214,956	9.2
			62,774,633	10.8
		Industrials: 18.1%
203,285		Actuant Corp.	5,673,684	1.0
104,495		Acuity Brands, Inc.	7,077,446	1.2
Shares			Value	Percentage of Net Assets
101,294	@	Atlas Air Worldwide Holdings, Inc.	$4,488,337	0.8
215,000		Barnes Group, Inc.	4,828,900	0.8
190,200		Brady Corp.	6,352,680	1.1
375,500		Heartland Express, Inc.	4,907,785	0.8
159,096	@	HUB Group, Inc.	5,345,626	0.9
374,800	@	Orbital Sciences Corp.	5,160,996	0.9
78,100	@	Teledyne Technologies, Inc.	5,081,967	0.9
166,339		Waste Connections, Inc.	5,620,595	1.0
136,613		Watts Water Technologies, Inc.	5,872,993	1.0
140,452		Woodward Governor Co.	5,355,435	0.9
1,587,652		Other Securities	39,338,923	6.8
			105,105,367	18.1
		Information Technology: 15.5%
242,000	@	Aruba Networks, Inc.	5,021,500	0.9
209,800	@	Cardtronics, Inc.	4,980,652	0.8
125,389	@	Micros Systems, Inc.	5,321,509	0.9
253,140	@	Microsemi Corp.	5,326,066	0.9
223,000	@	Parametric Technology Corp.	5,019,730	0.9
145,400		Power Integrations, Inc.	4,886,894	0.8
215,000	@	Progress Software Corp.	4,512,850	0.8
3,508,788		Other Securities (a)	54,838,861	9.5
			89,908,062	15.5
		Materials: 5.9%
320,500		Commercial Metals Co.	4,762,630	0.8
181,800		HB Fuller Co.	6,330,276	1.1
119,864		Minerals Technologies, Inc.	4,784,971	0.8
1,107,186	@,L	Thompson Creek Metals Co., Inc.	4,583,750	0.8
215,428		Worthington Industries	5,598,974	1.0
423,047		Other Securities	8,153,975	1.4
			34,214,576	5.9
		Utilities: 2.7%
142,497		El Paso Electric Co.	4,547,079	0.8
311,185		Other Securities	11,236,897	1.9
			15,783,976	2.7
		Total Common Stock (Cost $502,348,323)	563,454,873	97.2
EXCHANGE-TRADED FUNDS: 1.2%
83,200		iShares Russell 2000 Index Fund	7,012,928	1.2
		Total Exchange-Traded Funds (Cost $6,712,449)	7,012,928	1.2
		Total Long-Term Investments (Cost $509,060,772)	570,467,801	98.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc(1): 3.2%
4,422,451	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,510,900, due 08/01/27-01/01/43)	$4,422,451	0.7
4,422,451	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,422,499, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 10/01/16-12/20/42)	4,422,451	0.8
4,422,451	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 06/14/13-12/01/42)	4,422,451	0.8
930,746	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $930,755, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $949,363, due 10/31/17-08/15/22)	930,746	0.1
Principal Amount†		Value	Percentage of Net Assets
4,422,451	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,422,496, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,510,901, due 08/09/13-06/20/42)	$4,422,451	0.8
		18,620,550	3.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
12,549,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $12,549,000)	$12,549,000	2.2
	Total Short-Term Investments (Cost $31,169,550)	31,169,550	5.4
	Total Investments in Securities (Cost $540,230,322)	$601,637,351	103.8
	Liabilities in Excess of Other Assets	(21,915,289)	(3.8)
	Net Assets	$579,722,062	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $547,808,063.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,252,483
Gross Unrealized Depreciation	(33,423,195)
Net Unrealized Appreciation	$53,829,288

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$563,454,873	$—	$—	$563,454,873
Exchange-Traded Funds	7,012,928	—	—	7,012,928
Short-Term Investments	12,549,000	18,620,550	—	31,169,550
Total Investments, at fair value	$583,016,801	$18,620,550	$—	$601,637,351

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3618
Class S	NII	$0.3268
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$0.0101
Class S	NII	$—
Class S2	NII	$0.0077
All Classes	LTCG	$0.3337
ING Growth and Income Portfolio
Class ADV	NII	$0.3383
Class I	NII	$0.4527
Class S	NII	$0.3882
Class S2	NII	$0.3954
Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.5494
Class I	NII	$0.6013
Class S	NII	$0.5675
Class S2	NII	$0.5524
ING Money Market Portfolio
Class I	NII	$0.0003
Class S	NII	$0.0000	*
ING Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0768
Class S	NII	$0.0268
Class S2	NII	$0.0134
All Classes	LTCG	$0.6802

NII — Net investment income
LTCG — Long-term capital gain
*  Rounds to $0.0000 per share

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	22.46%
ING BlackRock Science and Technology Opportunities Portfolio	100.00%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	0.89%
ING Small Company Portfolio	99.98%

For the year ended December 31, 2012, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company/Trust are managed under the direction of the Company's/Trust's Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Independent Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Independent Directors/Trustees:
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Chairman Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University
(August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank
(1978 - 1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).
Ph.D. in Economics.
Director of Academy of Economics and Finance (February 2001 - February 2003).
			Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions and monetary policy.	35	None.
Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	35	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	December 2007 - Present	Retired. Director, Hill — Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011).	35	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 77	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	35	None.
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen & Co. (1984 - 1985).	35	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Director/Trustee who is an "Interested Person"
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182

ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  The information reported includes the principle occupation during the last five years for each Director/Trustee and other information relating to the professional experiences, attributes and skills relevant to each Director's/Trustee's qualifications to serve as a Director/Trustee.

(2)  Except for Mr. Mathews and for the purposes of this table "Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)  "Interested Person," by virtue of this Director's/Trustee's current or prior affiliation with any of the Portfolios, ING or any of ING's affiliates.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	September 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC
(April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003 - March 2012).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management — ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010 - Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the Agreement be renewed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-12, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the

Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser's assistance to the Funds in identifying and hiring a new Chief Compliance Officer ("CCO") during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING's Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain

Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an "index fund"), the Board focused on the reasonableness of the differences between the Fund's performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

With respect to the ING BlackRock Science and Technology Opportunities Portfolio, management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another fund in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund's performance and that additional time is needed to evaluate the effectiveness of such actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Summaries of selected portions of the fee and expense information reviewed for the Funds covered by this report are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTree Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2013, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2012 and the management fees and expense data described below are as of June 30, 2012.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for most recent calendar quarter, year-to-date, one-year and three-year periods and underperformed its Morningstar category median for five-year period; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods and underperformed its Morningstar category median for five-year period and underperformed its benchmark index for the five-year period; and (3) that the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, in the second quintile for the year-to-date, one-year and three-year periods, and in the fourth quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratio of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods and outperformed its benchmark index for the five-year period; and (3) the Portfolio is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and the fifth quintile for the one-year period. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Fund grow.

In assessing the reasonableness of the management fee for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group.

Additionally, the Board noted that management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another fund in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for each period presented; (2) outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and five-year periods, and underperformed its benchmark index for the three-year period; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date and one-year periods, and in the second quintile for the thee-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-year, three-year and five-year periods and underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its benchmark index for the one-year and five-year periods, but underperformed the benchmark index for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, in the third quintile for the year-to-date and three-year periods and in the second quintile for the one-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year and three-year periods, and underperformed for the five-year period; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods, and underperformed for the five-year period and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter and three-year periods, the second quintile for the year-to-date and one-year periods and in the fourth quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for each period presented; (2) the Portfolio outperformed its benchmark index for each period presented; and (3) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for each period presented. In assessing the performance of the Fund, the Board noted that throughout 2012 the Sub-Adviser continued to operate the Fund in a risk averse manner by investing primarily in highly liquid instruments of short duration of high quality issuers due to the continued high level of volatility in the money markets. The Board also recognized that since 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2011 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPALL (1212-022013)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,300 for year ended December 31, 2012 and $7,421 for year ended December 31, 2011.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for year ended December 31, 2012 and $2,400 for year ended December 31, 2011.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,800 in the year ended December 31, 2012 and $4,334 in the year ended December 31, 2011.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)     Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                        Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                   Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                               Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                               Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                          Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.                     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                              Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.  Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 14, 2011

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

(1)         For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

(2)         For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:           2012

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

•

13

(e) (2)                    Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                  Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,085,015 for year ended December 31, 2012 and $1,122,245 for year ended December 31, 2011.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Balanced Portfolio, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments of ING Balanced Portfolio as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 25, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR.  The portfolio of investments is the responsibility of management.  Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 25, 2013

ING BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 61.9%
		Consumer Discretionary: 7.7%
8,288		Bayerische Motoren Werke AG	806,518	0.2
16,478		Brinker International, Inc.	510,653	0.1
23,130		CBS Corp. - Class B	880,096	0.2
92,703		Comcast Corp. — Class A	3,465,238	0.7
86,504	@	Delphi Automotive PLC	3,308,778	0.6
7,865	@	DineEquity, Inc.	526,955	0.1
21,460	@	Discovery Communications, Inc. - Class A	1,362,281	0.3
92,600		Dynam Japan Holdings Co. Ltd.	163,675	0.0
119,500	L	Esprit Holdings Ltd.	169,442	0.0
68,458		Foot Locker, Inc.	2,198,871	0.4
31,520		Gap, Inc.	978,381	0.2
19,128		GNC Holdings, Inc.	636,580	0.1
11,713		Grupo Televisa SAB ADR	311,332	0.1
27,881		Harley-Davidson, Inc.	1,361,708	0.3
13,470		Home Depot, Inc.	833,119	0.1
18,200		Honda Motor Co., Ltd.	674,031	0.1
1,551	@	Hyundai Mobis	420,800	0.1
3,509	@	Hyundai Motor Co.	723,360	0.1
5,996	@	Kia Motors Corp.	318,829	0.1
3,549	@	Liberty Media Corp. - Liberty Capital	411,719	0.1
23,770	@,L	Lions Gate Entertainment Corp.	389,828	0.1
33,614		Lowe’s Cos., Inc.	1,193,969	0.2
82,425		Macy’s, Inc.	3,216,223	0.6
6,630	@	The Madison Square Garden, Inc.	294,041	0.0
31,692	@	Michael Kors Holdings Ltd.	1,617,243	0.3
8,908		Naspers Ltd.	575,375	0.1
54,800		Newell Rubbermaid, Inc.	1,220,396	0.2
34,900		Nissan Motor Co., Ltd.	331,162	0.1
39,710	@	Penn National Gaming, Inc.	1,950,158	0.4
14,960		Petsmart, Inc.	1,022,366	0.2
3,797		PPR	713,121	0.1
13,854		Renault S.A.	752,387	0.1
6,030		Ross Stores, Inc.	326,525	0.1
6,730		Scripps Networks Interactive - Class A	389,802	0.1
15,970		Six Flags Entertainment Corp.	977,364	0.2
34,723		Starbucks Corp.	1,861,847	0.3
11,200		Toyota Motor Corp.	522,997	0.1
5,180	@	Ulta Salon Cosmetics & Fragrance, Inc.	508,987	0.1
39,179		WPP PLC	572,376	0.1
26,674		Wyndham Worldwide Corp.	1,419,324	0.3
121,200		Yue Yuen Industrial Holdings	409,923	0.1
			40,327,780	7.7
		Consumer Staples: 4.9%
6,053		Beam, Inc.	369,778	0.1
14,889		BRF - Brasil Foods SA ADR	314,307	0.1
17,162		Cia de Bebidas das Americas ADR	720,632	0.1
126,121		Coca-Cola Enterprises, Inc.	4,001,819	0.8
17,606		Costco Wholesale Corp.	1,738,945	0.3
15,560		Estee Lauder Cos, Inc.	931,422	0.2
4,426		Fomento Economico Mexicano SAB de CV ADR	445,698	0.1
14,511		Imperial Tobacco Group PLC	562,617	0.1
32,200		Japan Tobacco, Inc.	909,630	0.2
30,698		JM Smucker Co.	2,647,395	0.5
41,128		Kraft Foods Group, Inc.	1,870,090	0.3
48,231		Mondelez International, Inc.	1,228,444	0.2
9,724	@	Monster Beverage Corp.	514,205	0.1
13,883		Nestle S.A.	905,775	0.1
31,415		Philip Morris International, Inc.	2,627,551	0.5
7,399		Sanderson Farms, Inc.	351,822	0.1
18,000		Seven & I Holdings Co., Ltd.	507,434	0.1
167,917		Tesco PLC	924,988	0.2
24,134		Unilever NV	923,459	0.2
21,429		Wal-Mart Stores, Inc.	1,462,101	0.3
18,607		Whole Foods Market, Inc.	1,699,377	0.3
			25,657,489	4.9
		Energy: 6.8%
14,500		BP PLC ADR	603,780	0.1
30,368	@	Cameron International Corp.	1,714,577	0.3
382,000		China Petroleum & Chemical Corp.	439,787	0.1
77,500		China Shenhua Energy Co., Ltd.	347,147	0.1
406,000		CNOOC Ltd.	894,423	0.2
6,995	@	Continental Resources, Inc.	514,063	0.1
31,120	@	Denbury Resources, Inc.	504,144	0.1
41,476		ENI S.p.A.	1,016,065	0.2
26,184	@	Ensco PLC	1,552,187	0.3
17,776		EOG Resources, Inc.	2,147,163	0.4
10,272		EQT Corp.	605,843	0.1
82,963		ExxonMobil Corp.	7,180,448	1.4
121,194		Gazprom OAO ADR	1,146,495	0.2
75,539		Halliburton Co.	2,620,448	0.5
71		Inpex Holdings, Inc.	379,734	0.1
11,612		Lukoil OAO ADR	768,134	0.1
13,689		Marathon Oil Corp.	419,705	0.1
2,073		NovaTek OAO GDR	253,254	0.0
13,920	@	Oasis Petroleum, Inc.	442,656	0.1
480,000		PetroChina Co., Ltd.	692,480	0.1
47,799		Petroleo Brasileiro SA ADR	922,521	0.2
33,186		Range Resources Corp.	2,085,076	0.4
61,197	@	Rowan Companies PLC	1,913,630	0.4
18,079		Royal Dutch Shell PLC - Class A ADR	1,246,547	0.2
59,894		Royal Dutch Shell PLC - Class A	2,078,942	0.4
12,474		Sasol Ltd.	537,918	0.1

See Accompanying Notes to Financial Statements

1

4,240	@	Southwestern Energy Co.	141,658	0.0
22,697		Statoil ASA ADR	568,333	0.1
28,535		Statoil ASA	719,214	0.1
18,370	@	Superior Energy Services	380,626	0.1
3,158		Technip S.A.	365,180	0.1
14,849		Total S.A.	772,641	0.1
			35,974,819	6.8
		Financials: 12.6%
3,510	@	Affiliated Managers Group, Inc.	456,826	0.1
131,500		AIA Group Ltd.	521,573	0.1
23,851	L	AllianceBernstein Holding LP	415,723	0.1
34,527		Ameriprise Financial, Inc.	2,162,426	0.4
8,865		Arthur J. Gallagher & Co.	307,172	0.1
28,787		Australia & New Zealand Banking Group Ltd.	758,152	0.1
58,875		AXA S.A.	1,057,153	0.2
43,513		Banco Bradesco SA ADR	755,821	0.1
1,712,000		Bank of China Ltd.	775,335	0.1
271,380		Barclays PLC	1,178,875	0.2
20,393		BB&T Corp.	593,640	0.1
2,730		Blackrock, Inc.	564,318	0.1
38,286		Blackstone Group LP	596,879	0.1
18,978		BNP Paribas	1,080,424	0.2
1,641,000		China Construction Bank	1,341,045	0.3
169,000		China Life Insurance Co., Ltd.	559,739	0.1
195,500		China Overseas Land & Investment Ltd.	594,404	0.1
46,743		Citigroup, Inc.	1,849,153	0.3
44,549	@	Danske Bank A/S	756,628	0.1
45,941		DCT Industrial Trust, Inc.	298,157	0.1
34,078		DDR Corp.	533,661	0.1
18,115		EPR Properties	835,283	0.2
6,518		Equity Lifestyle Properties, Inc.	438,596	0.1
19,612		Fidelity National Financial, Inc.	461,863	0.1
178,103		Fifth Third Bancorp.	2,705,385	0.5
11,747		First Republic Bank	385,067	0.1
42,433		Host Hotels & Resorts, Inc.	664,925	0.1
134,931		HSBC Holdings PLC	1,429,840	0.3
9,707		ICICI Bank Ltd. ADR	423,322	0.1
1,481,000		Industrial and Commercial Bank of China Ltd.	1,068,951	0.2
3,300	@	IntercontinentalExchange, Inc.	408,573	0.1
24,271	@	Invesco Ltd.	633,230	0.1
51,914		Itau Unibanco Holding S.A. ADR	854,504	0.2
70,378		JPMorgan Chase & Co.	3,094,521	0.6
8,350	@	KB Financial Group, Inc.	298,253	0.1
26,518		KBC Groep NV	924,217	0.2
316,319		Legal & General Group PLC	758,495	0.1
47,223		Lincoln National Corp.	1,223,076	0.2
1,252,594	@	Lloyds TSB Group PLC	998,191	0.2
6,700		M&T Bank Corp.	659,749	0.1
6,190		Marsh & McLennan Cos., Inc.	213,369	0.0
26,000		Mitsubishi Estate Co., Ltd.	622,458	0.1
29,720		Nasdaq Stock Market, Inc.	743,297	0.1
68,300		Nomura Holdings, Inc.	404,288	0.1
6,700		ORIX Corp.	756,822	0.1
75,500		Oversea-Chinese Banking Corp.	608,378	0.1
5,008	@	PartnerRe Ltd.	403,094	0.1
42,500		Ping An Insurance Group Co. of China Ltd.	362,513	0.1
11,257		PNC Financial Services Group, Inc.	656,396	0.1
8,964		ProAssurance Corp.	378,191	0.1
19,923		ProLogis, Inc.	726,990	0.1
25,809		Prudential Financial, Inc.	1,376,394	0.3
147,600		Regions Financial Corp.	1,050,912	0.2
8,202		Reinsurance Group of America, Inc.	438,971	0.1
61,396		Sberbank of Russia ADR	755,171	0.1
9,710	@	Shinhan Financial Group Co., Ltd.	355,362	0.1
22,584	@	Societe Generale	858,704	0.2
27,179		Standard Bank Group Ltd.	383,359	0.1
34,200		Sumitomo Mitsui Financial Group, Inc.	1,242,890	0.2
48,803		SunTrust Bank	1,383,565	0.3
13,627		T. Rowe Price Group, Inc.	887,526	0.2
11,640		Tanger Factory Outlet Centers, Inc.	398,088	0.1
35,000		Tokio Marine Holdings, Inc.	975,074	0.2
25,869		Travelers Cos., Inc.	1,857,912	0.3
28,250		UDR, Inc.	671,785	0.1
40,800		United Overseas Bank Ltd.	669,285	0.1
23,495		UnumProvident Corp.	489,166	0.1
66,770		US Bancorp.	2,132,634	0.4
13,300		Ventas, Inc.	860,776	0.2
18,200		Webster Financial Corp.	374,010	0.1
39,630		Weingarten Realty Investors	1,060,895	0.2
109,184		Wells Fargo & Co.	3,731,909	0.7
98,300		Wharf Holdings Ltd.	783,424	0.2
85,477	@	XL Group PLC	2,142,054	0.4
			66,178,807	12.6
		Health Care: 5.9%
40,225		Abbott Laboratories	2,634,737	0.5
11,560		Agilent Technologies, Inc.	473,266	0.1
6,880	@	Alexion Pharmaceuticals, Inc.	645,413	0.1
10,254		Bayer AG	977,846	0.2
2,230	@	Biogen Idec, Inc.	327,074	0.1
4,081		Chemed Corp.	279,916	0.1
13,689		Cigna Corp.	731,814	0.1
7,663		Cooper Cos., Inc.	708,674	0.1
19,616	@	Covidien PLC	1,132,628	0.2
30,581		Eli Lilly & Co.	1,508,255	0.3
27,427	@	Express Scripts Holding Co.	1,481,058	0.3
23,157	@	Gilead Sciences, Inc.	1,700,882	0.3
46,848		GlaxoSmithKline PLC	1,019,994	0.2
14,600	@	HCA Holdings, Inc.	440,482	0.1
4,850	@	Henry Schein, Inc.	390,231	0.1
5,190	@	Laboratory Corp. of America Holdings	449,558	0.1
3,490		McKesson Corp.	338,390	0.1

See Accompanying Notes to Financial Statements

2

19,709		Medtronic, Inc.	808,463	0.2
39,991		Merck & Co., Inc.	1,637,232	0.3
12,084	@	Mylan Laboratories	332,068	0.1
8,710	@	Myriad Genetics, Inc.	237,348	0.0
15,340		Novartis AG	969,078	0.2
3,000		Perrigo Co.	312,090	0.1
166,215		Pfizer, Inc.	4,168,672	0.8
1,580	@	Regeneron Pharmaceuticals, Inc.	270,291	0.0
14,110		Resmed, Inc.	586,553	0.1
8,560		Roche Holding AG - Genusschein	1,730,671	0.3
6,100	@	Salix Pharmaceuticals Ltd.	246,928	0.0
12,600		Sanofi-Aventis SA	1,194,863	0.2
11,514		Steris Corp.	399,881	0.1
5,910	@	Vertex Pharmaceuticals, Inc.	247,865	0.0
21,495	@	Watson Pharmaceuticals, Inc.	1,848,570	0.4
9,806		Zimmer Holdings, Inc.	653,668	0.1
			30,884,459	5.9
		Industrials: 6.6%
16,435		Acuity Brands, Inc.	1,113,143	0.2
77,732		Ametek, Inc.	2,920,391	0.5
16,238		Barnes Group, Inc.	364,706	0.1
11,160	@	BE Aerospace, Inc.	551,304	0.1
21,962		Boeing Co.	1,655,056	0.3
12,078		Brady Corp.	403,405	0.1
11,510		Danaher Corp.	643,409	0.1
42,442		Deutsche Post AG	934,812	0.2
26,356		Equifax, Inc.	1,426,387	0.3
16,234		European Aeronautic Defence and Space Co. NV	639,968	0.1
65,161		Fiat Industrial SpA	713,880	0.1
7,290		Flowserve Corp.	1,070,172	0.2
26,994		Fluor Corp.	1,585,628	0.3
22,816		General Dynamics Corp.	1,580,464	0.3
113,357		General Electric Co.	2,379,363	0.4
952	@	Hyundai Heavy Industries	216,602	0.1
3,459	@	IHS, Inc.	332,064	0.1
16		Iron Mountain, Inc.	497	0.0
22,000		JGC Corp.	685,552	0.1
26,400		Komatsu Ltd.	677,434	0.1
35,601		Koninklijke Philips Electronics NV	942,727	0.2
8,474		Nordson Corp.	534,879	0.1
24,446		Pall Corp.	1,473,116	0.3
12,154		Regal-Beloit Corp.	856,492	0.2
27,700		Roper Industries, Inc.	3,087,996	0.6
13,917		Siemens AG	1,521,840	0.3
4,839	@	TransDigm Group, Inc.	659,846	0.1
20,993		Union Pacific Corp.	2,639,240	0.5
7,865	@	Verisk Analytics, Inc.	401,115	0.1
38,217		Waste Connections, Inc.	1,291,352	0.2
11,243		Watts Water Technologies, Inc.	483,337	0.1
14,256	@	Wesco International, Inc.	961,282	0.2
			34,747,459	6.6
		Information Technology: 9.3%
23,340		Analog Devices, Inc.	981,680	0.2
11,748		Apple, Inc.	6,262,036	1.2
58,737		Applied Materials, Inc.	671,951	0.1
21,560	@	Autodesk, Inc.	762,146	0.1
14,484		Automatic Data Processing, Inc.	825,733	0.2
26,010		Broadcom Corp.	863,792	0.2
12,100	L	Canon, Inc.	468,993	0.1
71,543		Cisco Systems, Inc.	1,405,820	0.3
12,822	@	Cognizant Technology Solutions Corp.	949,469	0.2
72,256	@	EMC Corp.	1,828,077	0.3
62,663		Telefonaktiebolaget LM Ericsson	632,975	0.1
10,820	@	F5 Networks, Inc.	1,051,163	0.2
21,183		Fidelity National Information Services, Inc.	737,380	0.1
21,850		Flir Systems, Inc.	487,473	0.1
3,430	@	Gartner, Inc.	157,849	0.0
5,691	@	Google, Inc. - Class A	4,037,025	0.8
184,900		Hitachi Ltd.	1,088,045	0.2
229,200		Hon Hai Precision Industry Co., Ltd.	709,447	0.1
34,000		Hoya Corp.	669,934	0.1
11,850	@	SK Hynix, Inc.	288,190	0.1
6,330		International Business Machines Corp.	1,212,512	0.2
9,799	L	Infosys Ltd. ADR	414,498	0.1
20,260		Intuit, Inc.	1,205,470	0.2
62,543		Jabil Circuit, Inc.	1,206,454	0.2
51,420	@	Juniper Networks, Inc.	1,011,431	0.2
8,952		KLA-Tencor Corp.	427,548	0.1
26,000		MediaTek, Inc.	290,864	0.1
36,445		Microchip Technology, Inc.	1,187,743	0.2
18,635		Microsoft Corp.	498,114	0.1
88,098	@	NetApp, Inc.	2,955,688	0.6
42,500		Omron Corp.	1,020,142	0.2
88,209		Oracle Corp.	2,939,124	0.6
8,520		Qualcomm, Inc.	528,410	0.1
2,514		Samsung Electronics Co., Ltd.	3,612,115	0.7
560,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,873,094	0.4
23,100		Tencent Holdings Ltd.	757,604	0.1
5,230	@	Teradata Corp.	323,685	0.1
16,200		Tokyo Electron Ltd.	747,164	0.1
5,280		Visa, Inc.	800,342	0.1
31,389		Xilinx, Inc.	1,126,865	0.2
			49,018,045	9.3
		Materials: 3.6%
3,396		Air Liquide	429,045	0.1
24,882		Allegheny Technologies, Inc.	755,418	0.1
8,713		AngloGold Ashanti Ltd.	272,508	0.1
11,300		Barrick Gold Corp.	395,613	0.1
7,132		BASF AG	674,405	0.1
45,646		BHP Billiton PLC	1,610,102	0.3
260,350		China Steel Corp.	245,851	0.0
7,050		Cliffs Natural Resources, Inc.	271,848	0.1
26,099		Commercial Metals Co.	387,831	0.1
41,443		Eastman Chemical Co.	2,820,196	0.5
91,000		Formosa Plastics Corp.	247,442	0.1
16,599		Gold Fields Ltd.	206,050	0.0
12,218		Impala Platinum Holdings Ltd.	244,349	0.0
39,387		International Paper Co.	1,569,178	0.3
7,448		Koninklijke DSM NV	453,926	0.1
1,056	@	LG Chem Ltd.	330,055	0.1

See Accompanying Notes to Financial Statements

3

7,950		Monsanto Co.	752,468	0.1
16,943		Nucor Corp.	731,599	0.1
50,639		Packaging Corp. of America	1,948,082	0.4
1,488		Posco	487,455	0.1
52,549		Rexam PLC	376,000	0.1
26,018		Rio Tinto PLC	1,517,524	0.3
28,539		Steel Dynamics, Inc.	391,841	0.1
6,013		Uralkali GDR	233,012	0.0
45,578		Vale SA ADR	925,233	0.2
22,563		Worthington Industries	586,412	0.1
			18,863,443	3.6
		Telecommunication Services: 2.4%
44,321		America Movil S.A.B de CV ADR	1,025,588	0.2
40,678		CenturyTel, Inc.	1,591,323	0.3
137,000		China Mobile Ltd.	1,612,175	0.3
86,000		Chunghwa Telecom Co., Ltd.	280,153	0.0
37,802		Deutsche Telekom AG	430,299	0.1
38,600		MTN Group Ltd.	812,481	0.2
9,420	@	SBA Communications Corp.	669,008	0.1
238,100		Singapore Telecommunications Ltd.	647,877	0.1
315,940		Telecom Corp. of New Zealand Ltd.	598,014	0.1
706,889		Telecom Italia S.p.A.	641,199	0.1
62,691		Verizon Communications, Inc.	2,712,640	0.5
624,470		Vodafone Group PLC	1,571,964	0.3
39,225	L	Windstream Corp.	324,783	0.1
			12,917,504	2.4
		Utilities: 2.1%
88,189		CenterPoint Energy, Inc.	1,697,638	0.3
7,036		Cleco Corp.	281,511	0.1
24,750		DTE Energy Co.	1,486,238	0.3
30,957		E.ON AG	580,633	0.1
11,980		El Paso Electric Co.	382,282	0.1
161,682		Enel S.p.A.	672,517	0.2
8,836		Energen Corp.	398,415	0.1
19,791		Entergy Corp.	1,261,676	0.2
34,250		Gas Natural SDG S.A.	617,440	0.1
60,326		Great Plains Energy, Inc.	1,225,221	0.2
73,800		Power Assets Holdings Ltd.	633,172	0.1
94,292		NV Energy, Inc.	1,710,457	0.3
			10,947,200	2.1
		Total Common Stock (Cost $301,405,507)	325,517,005	61.9

EXCHANGE-TRADED FUNDS: 6.2%
192,300		iShares iBoxx $ High Yield Corporate Bond Fund	17,951,205	3.4
15,814		iShares Russell 1000 Value Index Fund	1,151,576	0.2
328,100		SPDR Barclays Capital High Yield Bond ETF	13,353,670	2.6
		Total Exchange-Traded Funds (Cost $31,829,805)	32,456,451	6.2

PREFERRED STOCK: 0.2%
		Financials: 0.2%
3,833	@,P	Bank of New York Mellon Corp./The	96,323	0.0
4,500	@,P	Citigroup Capital XIII	125,550	0.0
8,000	@,L,P	Discover Financial Services	202,000	0.1
10,000	@,P	PNC Financial Services Group, Inc.	277,100	0.1
3,330	@,P	US Bancorp	95,371	0.0
3,474	@,P	US Bancorp	96,369	0.0
		Total Preferred Stock (Cost $840,925)	892,713	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.0%
		Consumer Discretionary: 0.7%
111,000	#	ADT Corp., 2.250%, 07/15/17	110,198	0.0
49,000	#	ADT Corp., 3.500%, 07/15/22	47,699	0.0
147,000		Cablevision Systems Corp., 8.625%, 09/15/17	172,174	0.1
89,000	#,L	CC Holdings GS V LLC, 2.381%, 12/15/17	89,506	0.0
96,000		Comcast Corp., 4.650%, 07/15/42	101,289	0.0
190,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	194,752	0.1
93,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	96,026	0.0
118,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	119,457	0.0
47,000		Discovery Communications LLC, 3.300%, 05/15/22	48,317	0.0
88,000		Family Dollar Stores, Inc., 5.000%, 02/01/21	95,061	0.0
338,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	399,694	0.1
98,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	96,057	0.0
166,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	161,679	0.1
115,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	124,200	0.0
99,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	99,516	0.0
100,000		NBCUniversal Media, LLC, 2.875%, 04/01/16	105,480	0.0
99,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	100,351	0.0
80,000		News America, Inc., 6.650%, 11/15/37	103,460	0.0
100,000		News America, Inc., 6.900%, 03/01/19	125,398	0.0
236,000		NVR, Inc., 3.950%, 09/15/22	244,768	0.1
62,000		The Gap, Inc., 5.950%, 04/12/21	70,982	0.0
200,000		Time Warner, Inc., 6.500%, 11/15/36	250,370	0.1

See Accompanying Notes to Financial Statements

4

100,000			Time Warner Cable, Inc., 5.875%, 11/15/40	116,622	0.0
113,000			Toll Brothers Finance Corp., 6.750%, 11/01/19	134,792	0.0
112,000			WPP Finance 2010, 5.125%, 09/07/42	109,601	0.0
305,000		#	XM Satellite Radio, Inc., 7.625%, 11/01/18	341,600	0.1
				3,659,049	0.7
			Consumer Staples: 0.4%
120,000			Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	121,354	0.0
119,000			CVS Caremark Corp., 6.125%, 09/15/39	152,425	0.0
202,000			Energizer Holdings, Inc., 4.700%, 05/19/21	216,656	0.0
70,000		#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	74,550	0.0
238,000		#	Kraft Foods Group, Inc., 5.000%, 06/04/42	267,890	0.1
156,000			Kraft Foods, Inc., 6.500%, 08/11/17	190,668	0.0
200,000			Minerva Luxembourg SA, 12.250%, 02/10/22	240,500	0.1
244,000			Molson Coors Brewing Co., 5.000%, 05/01/42	273,706	0.1
92,000			Reynolds American, Inc., 4.750%, 11/01/42	92,906	0.0
220,000			Sigma Alimentos SA de CV, 5.625%, 04/14/18	249,150	0.1
40,000		L	Smithfield Foods, Inc., 7.750%, 07/01/17	46,800	0.0
81,000			Walgreen Co., 3.100%, 09/15/22	81,777	0.0
132,000			Walgreen Co., 4.400%, 09/15/42	134,462	0.0
				2,142,844	0.4
			Energy: 1.7%
200,000			Alpha Natural Resources, Inc., 6.250%, 06/01/21	184,000	0.0
141,000			Anadarko Petroleum Corp., 6.375%, 09/15/17	168,543	0.0
210,000		#	BG Energy Capital PLC, 2.875%, 10/15/16	221,779	0.0
102,000			BP Capital Markets PLC, 2.500%, 11/06/22	101,161	0.0
130,000			BP Capital Markets PLC, 3.245%, 05/06/22	137,077	0.0
75,000			Chesapeake Energy Corp., 6.625%, 08/15/20	80,812	0.0
90,000		#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	85,275	0.0
245,000			Devon Energy Corp., 5.600%, 07/15/41	291,289	0.1
233,000			Enbridge Energy Partners, 9.875%, 03/01/19	315,664	0.1
195,000			Energy Transfer Equity L.P., 7.500%, 10/15/20	226,200	0.1
240,000			Energy Transfer Partners L.P., 6.050%, 06/01/41	273,293	0.1
210,000		L	Energy Transfer Partners, 9.700%, 03/15/19	283,028	0.1
90,000			Enterprise Products Operating, LLC, 4.450%, 02/15/43	91,216	0.0
39,000			Enterprise Products Operating, LLC, 6.450%, 09/01/40	49,018	0.0
90,000			FMC Technologies, Inc., 2.000%, 10/01/17	90,900	0.0
98,000			FMC Technologies, Inc., 3.450%, 10/01/22	100,112	0.0
200,000			Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	224,500	0.1
600,000		±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
700,000		±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
80,000		#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,301	0.0
104,000			Marathon Oil Corp., 2.800%, 11/01/22	104,741	0.0
254,000			Marathon Petroleum Corp., 6.500%, 03/01/41	322,110	0.1
101,000			Murphy Oil Corp., 2.500%, 12/01/17	101,702	0.0
160,000			Nexen, Inc., 7.500%, 07/30/39	231,766	0.1
60,000			ONEOK Partners L.P., 2.000%, 10/01/17	60,545	0.0
120,000			ONEOK Partners L.P., 3.375%, 10/01/22	122,397	0.0
50,000			Pemex Project Funding Master Trust, 6.625%, 06/15/38	63,625	0.0
375,000			Pertamina Persero PT, 6.000%, 05/03/42	424,219	0.1
228,000			Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	239,611	0.1
405,000			Petroleos de Venezuela SA, 9.000%, 11/17/21	388,395	0.1
273,300			Petroleos de Venezuela SA, 9.750%, 05/17/35	264,418	0.1
43,000			Petroleos Mexicanos, 4.875%, 01/24/22	48,633	0.0
49,000			Petroleos Mexicanos, 5.500%, 01/21/21	57,501	0.0
79,000			Petroleos Mexicanos, 5.500%, 06/27/44	87,097	0.0
50,000			Petroleos Mexicanos, 6.500%, 06/02/41	63,000	0.0
MXN	10,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	851,210	0.2
174,167			Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	192,890	0.0
235,000			Phillips 66, 2.950%, 05/01/17	249,234	0.1
173,000			Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	183,303	0.0
140,000			Plains Exploration & Production Co., 7.625%, 04/01/20	156,800	0.0

See Accompanying Notes to Financial Statements

5

164,600		#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	174,064	0.0
250,000		#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	279,843	0.1
211,000		#	Schlumberger Investment SA, 1.950%, 09/14/16	216,712	0.0
137,000			Total Capital International SA, 2.700%, 01/25/23	139,701	0.0
200,000			Transocean, Inc., 2.500%, 10/15/17	202,258	0.0
90,000			Transocean, Inc., 3.800%, 10/15/22	92,327	0.0
123,000			Transocean, Inc., 6.375%, 12/15/21	149,599	0.0
187,000			Weatherford International Ltd., 5.950%, 04/15/42	203,134	0.0
400,000		#	Zhaikmunai LLP, 7.125%, 11/13/19	420,000	0.1
				9,103,003	1.7
			Financials: 4.1%
591,400			Aegon NV, 2.021%, 07/29/49	339,313	0.1
96,000			American International Group, Inc., 4.875%, 06/01/22	109,688	0.0
147,000			American International Group, Inc., 6.400%, 12/15/20	182,527	0.0
181,000			American International Group, Inc., 8.175%, 05/15/58	236,657	0.1
97,000			Allstate Corp., 5.200%, 01/15/42	115,235	0.0
72,000			American Express Credit Corp., 2.750%, 09/15/15	75,527	0.0
216,000			American Tower Corp., 4.500%, 01/15/18	236,965	0.1
145,000			AvalonBay Communities, Inc., 2.950%, 09/15/22	144,571	0.0
BRL	568,000	#	Banco Votorantim SA, 6.250%, 05/16/16	321,936	0.1
92,000			Bank of America Corp., 3.875%, 03/22/17	99,842	0.0
200,000			Bank of America Corp., 5.420%, 03/15/17	219,213	0.1
153,000			Bank of America Corp., 5.700%, 01/24/22	184,137	0.0
220,000			Bank of America Corp., 8.000%, 12/29/49	243,593	0.1
124,000			Bank of Nova Scotia, 1.375%, 12/18/17	124,273	0.0
97,000		#	Barclays Bank PLC, 6.050%, 12/04/17	107,744	0.0
200,000		L	Barclays Bank PLC, 7.625%, 11/21/22	200,250	0.1
150,000		#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	169,125	0.0
203,000			BBVA US Senior SAU, 4.664%, 10/09/15	208,258	0.1
55,000			Berkshire Hathaway Finance Corp., 4.400%, 05/15/42	56,957	0.0
180,000			BioMed Realty L.P., 4.250%, 07/15/22	187,938	0.0
62,000			Boston Properties L.P., 3.700%, 11/15/18	67,408	0.0
145,000		#	Charles Schwab Corp./The, 3.225%, 09/01/22	147,288	0.0
210,000			Citigroup, Inc., 3.953%, 06/15/16	226,160	0.1
190,000			Citigroup, Inc., 4.500%, 01/14/22	212,159	0.1
57,000			Citigroup, Inc., 5.875%, 01/30/42	70,411	0.0
165,000			Citigroup, Inc., 5.000%, 09/15/14	173,666	0.0
134,000			Citigroup, Inc., 5.900%, 12/29/49	135,888	0.0
88,000			Citigroup, Inc., 5.950%, 12/29/49	89,210	0.0
162,000			Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	182,222	0.0
204,000		#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	277,594	0.1
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,231,386	0.6
250,000		#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	253,125	0.1
191,000			Digital Realty Trust L.P., 3.625%, 10/01/22	187,755	0.0
117,000			Discover Financial Services, 5.200%, 04/27/22	133,340	0.0
46,000			Discover Financial Services, 6.450%, 06/12/17	53,827	0.0
104,000			Equity One, Inc., 3.750%, 11/15/22	102,835	0.0
190,000		#	ERAC USA Finance LLC, 3.300%, 10/15/22	192,541	0.1
102,000			Federal Realty Investment Trust, 3.000%, 08/01/22	101,059	0.0
100,000			Fifth Third Bancorp., 8.250%, 03/01/38	143,107	0.0
67,000			Ford Motor Credit Co. LLC, 3.000%, 06/12/17	68,886	0.0
250,000			Ford Motor Credit Co., LLC, 8.125%, 01/15/20	321,031	0.1
74,000			General Electric Capital Corp., 3.150%, 09/07/22	75,674	0.0
89,000			General Electric Capital Corp., 3.350%, 10/17/16	95,589	0.0
150,000			General Electric Capital Corp., 4.375%, 09/16/20	167,529	0.0
88,000			General Electric Capital Corp., 5.300%, 02/11/21	102,224	0.0
100,000			General Electric Capital Corp., 6.250%, 12/15/49	109,370	0.0
200,000			General Electric Capital Corp., 7.125%, 12/15/49	226,952	0.1
94,000			Genworth Financial, Inc., 7.625%, 09/24/21	103,809	0.0
73,000			Goldman Sachs Group, Inc., 3.300%, 05/03/15	76,123	0.0

See Accompanying Notes to Financial Statements

6

190,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	216,762	0.1
147,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	173,924	0.0
58,000		Goldman Sachs Group, Inc., 5.950%, 01/18/18	67,545	0.0
193,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	242,478	0.1
100,000	#	HBOS PLC, 6.750%, 05/21/18	108,125	0.0
75,000		HCP, Inc., 2.625%, 02/01/20	74,760	0.0
133,000		Health Care REIT, Inc., 2.250%, 03/15/18	132,998	0.0
111,000		HSBC Finance Corp., 6.676%, 01/15/21	131,780	0.0
67,000		HSBC Holdings PLC, 4.875%, 01/14/22	77,822	0.0
100,000		HSBC USA, Inc., 1.625%, 01/16/18	100,173	0.0
111,000		HSBC USA, Inc., 2.375%, 02/13/15	114,229	0.0
112,000		HSBC USA, Inc., 5.000%, 09/27/20	122,378	0.0
100,000	#	Hyundai Capital America, 4.000%, 06/08/17	108,002	0.0
325,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	342,046	0.1
82,000		International Lease Finance Corp., 5.875%, 08/15/22	86,926	0.0
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,865	0.1
200,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	205,250	0.1
146,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	156,950	0.0
149,000		JPMorgan Chase & Co., 2.000%, 08/15/17	152,317	0.0
305,000		JPMorgan Chase & Co., 3.250%, 09/23/22	314,371	0.1
86,000		JPMorgan Chase & Co., 5.400%, 01/06/42	103,738	0.0
152,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	173,438	0.0
223,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	245,619	0.1
250,000		MetLife, Inc., 3.048%, 12/15/22	255,257	0.1
96,000		MetLife, Inc., 4.125%, 08/13/42	96,111	0.0
216,000		Morgan Stanley, 3.800%, 04/29/16	226,874	0.1
33,000		Morgan Stanley, 4.100%, 01/26/15	34,408	0.0
174,000		Morgan Stanley, 4.750%, 03/22/17	189,951	0.1
90,000		Morgan Stanley, 5.500%, 07/28/21	102,262	0.0
78,000		Morgan Stanley, 7.300%, 05/13/19	94,842	0.0
115,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	121,325	0.0
294,000		Murray Street Investment Trust I, 4.647%, 03/09/17	318,210	0.1
98,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	102,899	0.0
117,000		Northern Trust Corp., 2.375%, 08/02/22	115,710	0.0
63,000	+	PNC Financial Services Group, Inc., 2.854%, 11/09/22	63,426	0.0
133,000		Post Apartment Homes L.P., 3.375%, 12/01/22	132,438	0.0
127,000		Principal Financial Group, Inc., 3.125%, 05/15/23	126,218	0.0
134,000		Prudential Financial, Inc., 5.625%, 06/15/43	139,534	0.0
200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	204,269	0.1
250,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	302,188	0.1
174,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	184,148	0.0
1,850,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	1,993,375	0.4
400,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	409,500	0.1
43,000		Simon Property Group L.P., 4.125%, 12/01/21	47,795	0.0
107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	106,484	0.0
59,000		Simon Property Group L.P., 4.750%, 03/15/42	63,268	0.0
80,000		SLM Corp., 4.625%, 09/25/17	81,959	0.0
120,000		SLM Corp., 6.000%, 01/25/17	130,500	0.0
153,000		SLM Corp., 8.000%, 03/25/20	175,568	0.0
55,000		The Bank of New York Mellon Corp., 1.969%, 06/20/17	56,762	0.0
71,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	77,422	0.0
200,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	211,750	0.1
400,000	#	Turkiye Vakiflar Bankasi Tao, 6.000%, 11/01/22	416,000	0.1
97,000		Ventas Realty L.P. / Ventas Capital Corp., 2.000%, 02/15/18	97,143	0.0
108,000		Wells Fargo & Co., 2.100%, 05/08/17	111,737	0.0
131,000		Wells Fargo & Co., 1.500%, 01/16/18	131,323	0.0
123,000		Wells Fargo & Co., 3.676%, 06/15/16	133,050	0.0
			21,608,119	4.1
		Health Care: 0.5%
99,000	#	AbbVie, Inc., 2.900%, 11/06/22	100,914	0.0
60,000		Aetna, Inc., 1.500%, 11/15/17	60,168	0.0

See Accompanying Notes to Financial Statements

7

81,000		Aetna, Inc., 2.750%, 11/15/22	80,409	0.0
57,000		Amgen, Inc., 3.625%, 05/15/22	61,307	0.0
130,000		Amgen, Inc., 3.875%, 11/15/21	142,880	0.0
60,000		Amgen, Inc., 5.150%, 11/15/41	67,585	0.0
164,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	170,573	0.1
96,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	102,703	0.0
50,000		AstraZeneca PLC, 1.950%, 09/18/19	50,710	0.0
58,000		AstraZeneca PLC, 4.000%, 09/18/42	58,726	0.0
300,000		Celgene Corp., 3.250%, 08/15/22	306,092	0.1
138,000		Gilead Sciences, Inc., 4.400%, 12/01/21	157,441	0.1
100,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	101,526	0.0
140,000		HCA, Inc., 7.250%, 09/15/20	155,750	0.1
100,000		Humana, Inc., 3.150%, 12/01/22	99,535	0.0
99,000		Kaiser Foundation Hospitals, 4.875%, 04/01/42	112,585	0.0
100,000		St. Jude Medical, Inc., 2.500%, 01/15/16	103,712	0.0
252,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	109,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	170,113	0.1
72,000		WellPoint, Inc., 3.300%, 01/15/23	73,942	0.0
118,000		WellPoint, Inc., 3.700%, 08/15/21	124,206	0.0
92,000		WellPoint, Inc., 4.625%, 05/15/42	95,112	0.0
			2,505,239	0.5
		Industrials: 0.5%
200,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	209,360	0.1
90,000		Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	94,688	0.0
150,000		Case New Holland, Inc., 7.875%, 12/01/17	178,125	0.0
95,000		FedEx Corp., 3.875%, 08/01/42	92,981	0.0
61,000		General Dynamics Corp., 2.250%, 11/15/22	59,751	0.0
113,000		General Electric Co., 2.700%, 10/09/22	115,290	0.0
226,000		General Electric Co., 4.125%, 10/09/42	232,716	0.1
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	478,125	0.1
200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	252,000	0.1
128,000		Koninklijke Philips Electronics NV, 3.750%, 03/15/22	138,486	0.0
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	109,750	0.0
94,000	#	Turlock Corp., 2.750%, 11/02/22	93,798	0.0
87,000	#	Turlock Corp., 4.150%, 11/02/42	88,074	0.0
200,000		Voto-Votorantim Overseas Trading Operations NV, 6.625%, 09/25/19	235,000	0.1
			2,378,144	0.5
		Information Technology: 0.4%
18,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	18,675	0.0
116,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	125,570	0.0
96,000		eBay, Inc., 2.600%, 07/15/22	97,070	0.0
102,000		eBay, Inc., 4.000%, 07/15/42	99,442	0.0
301,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	313,095	0.1
100,000	L	Hewlett-Packard Co., 2.600%, 09/15/17	97,488	0.0
285,000		Hewlett-Packard Co., 3.000%, 09/15/16	286,993	0.1
104,000		Intel Corp., 4.250%, 12/15/42	104,383	0.0
187,000		Jabil Circuit, Inc., 7.750%, 07/15/16	220,660	0.1
121,000		Microsoft Corp., 3.500%, 11/15/42	117,111	0.0
180,000		Motorola Solutions, Inc., 3.750%, 05/15/22	184,068	0.1
99,000		Oracle Corp., 2.500%, 10/15/22	99,987	0.0
100,000		Oracle Corp., 5.375%, 07/15/40	124,800	0.0
155,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	174,375	0.0
75,000		Symantec Corp., 4.200%, 09/15/20	78,850	0.0
124,000		Xerox Corp., 4.500%, 05/15/21	131,398	0.0
			2,273,965	0.4
		Materials: 0.4%
140,000		Agrium, Inc., 3.150%, 10/01/22	139,239	0.0
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	347,241	0.1
135,000		Barrick Gold Corp., 3.850%, 04/01/22	143,024	0.0
270,000		Cabot Corp., 3.700%, 07/15/22	274,014	0.1
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	95,239	0.0
60,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	60,795	0.0
120,000		Rio Tinto Finance USA PLC, 2.875%, 08/21/22	120,905	0.0

See Accompanying Notes to Financial Statements

8

90,000		Rio Tinto Finance USA PLC, 4.125%, 08/21/42	91,656	0.0
27,000		RPM International, Inc., 3.450%, 11/15/22	26,477	0.0
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	137,700	0.0
273,000		Vale Overseas Ltd., 4.625%, 09/15/20	296,073	0.1
142,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	143,662	0.0
137,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	147,264	0.0
184,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	184,866	0.1
			2,208,155	0.4
		Telecommunication Services: 0.4%
200,000		AT&T, Inc., 2.500%, 08/15/15	208,632	0.1
86,000		AT&T, Inc., 5.350%, 09/01/40	100,243	0.0
150,000		CenturyLink, Inc., 5.800%, 03/15/22	158,694	0.0
75,000		CenturyLink, Inc., 6.000%, 04/01/17	83,114	0.0
200,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	203,750	0.0
75,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	83,063	0.0
303,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	312,090	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	400,853	0.1
149,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	155,407	0.0
374,000		Verizon Communications, Inc., 1.950%, 03/28/14	380,879	0.1
98,000		Verizon Communications, Inc., 2.450%, 11/01/22	98,127	0.0
100,000		Windstream Corp., 7.000%, 03/15/19	102,750	0.0
			2,287,602	0.4
		Utilities: 0.9%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	239,700	0.1
255,000		AES Corp., 8.000%, 10/15/17	295,800	0.1
162,000	#	Allegheny Energy Supply Co., LLC, 5.750%, 10/15/19	177,829	0.0
134,000		Ameren Corp., 8.875%, 05/15/14	146,687	0.0
67,000		American Electric Power Co., Inc., 1.650%, 12/15/17	67,289	0.0
50,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	47,636	0.0
200,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	220,163	0.1
65,000		Commonwealth Edison Co., 3.400%, 09/01/21	70,239	0.0
99,000		Dominion Resources, Inc./VA, 2.750%, 09/15/22	99,967	0.0
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	143,725	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	249,331	0.1
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	225,500	0.1
227,000		Entergy Texas, Inc., 7.125%, 02/01/19	285,341	0.1
48,000		Georgia Power Co., 2.850%, 05/15/22	49,496	0.0
76,000		Georgia Power Co., 4.300%, 03/15/42	79,795	0.0
200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	212,000	0.1
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	77,067	0.0
98,000		Indiana Michigan Power, 7.000%, 03/15/19	123,918	0.0
82,530	#	Juniper Generation, LLC, 6.790%, 12/31/14	77,165	0.0
159,000	#	Korea Gas Corp., 6.250%, 01/20/42	213,582	0.1
279,000		Metropolitan Edison, 7.700%, 01/15/19	356,452	0.1
47,000		Nevada Power Co., 7.125%, 03/15/19	60,298	0.0
69,000		Nisource Finance Corp., 4.450%, 12/01/21	75,617	0.0
105,000		Nisource Finance Corp., 5.950%, 06/15/41	121,363	0.0
83,000		Nisource Finance Corp., 6.125%, 03/01/22	99,550	0.0
88,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	95,997	0.0
81,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	100,538	0.0
138,000		Oncor Electric Delivery Co. LLC, 7.500%, 09/01/38	187,109	0.0
155,000		Southwestern Electric Power, 5.550%, 01/15/17	174,941	0.0
89,000		TransAlta Corp., 4.500%, 11/15/22	90,306	0.0
			4,464,401	0.9
		Total Corporate Bonds/Notes (Cost $50,994,230)	52,630,521	10.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
448,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	467,141	0.1
49,125		Banc of America Funding Corp., 5.750%, 11/25/35	49,409	0.0
240,276		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	242,196	0.1
110,691	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	108,882	0.0
160,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	150,332	0.0

See Accompanying Notes to Financial Statements

9

110,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	108,209	0.0
118,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	121,163	0.0
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	71,436	0.0
125,841		Bear Stearns Alternative-A Trust, 0.850%, 07/25/34	114,289	0.0
120,000		Bear Stearns Commercial Mortgage Securities, 5.134%, 02/13/42	103,106	0.0
160,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	162,799	0.0
40,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	39,896	0.0
22,265	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	22,271	0.0
153,741		Chase Mortgage Finance Corp., 6.000%, 05/25/37	134,775	0.0
996,899	#,^	Citigroup Commercial Mortgage Trust, 2.263%, 09/10/45	134,282	0.0
130,406		Citimortgage Alternative Loan Trust, 6.000%, 06/25/37	111,222	0.0
2,380,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	125,050	0.0
100,559	#	Commercial Mortgage Pass Through Certificates, 0.659%, 12/15/20	99,035	0.0
77,353	#	Commercial Mortgage Pass Through Certificates, 0.709%, 12/15/20	75,871	0.0
69,617	#	Commercial Mortgage Pass Through Certificates, 0.809%, 12/15/20	59,697	0.0
1,040,000	^	Commercial Mortgage Pass Through Certificates, 1.951%, 12/10/45	128,482	0.0
995,423	^	Commercial Mortgage Pass Through Certificates, 1.973%, 08/15/45	125,548	0.0
479,114	^	Commercial Mortgage Pass Through Certificates, 2.222%, 11/15/45	68,700	0.0
217,673		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	192,605	0.1
207,482		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, 06/25/37	189,487	0.0
330,393		Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, 01/25/38	301,764	0.1
207,047		Countrywide Home Loan Mortgage Pass-through Trust, 0.530%, 04/25/35	44,798	0.0
326,377		Countrywide Alternative Loan Trust, 0.330%, 06/25/36	215,773	0.1
50,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%, 12/15/39	54,723	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	311,810	0.1
71,024		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	70,896	0.0
124,471		CW Capital Cobalt Ltd., 5.723%, 05/15/46	124,192	0.0
437,708		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.330%, 08/25/36	270,841	0.1
562,413		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.400%, 10/25/36	290,373	0.1
190,854		First Horizon Alternative Mortgage Securities, 0.510%, 12/25/36	116,878	0.0
258,267		First Horizon Alternative Mortgage Securities, 6.250%, 02/25/37	223,465	0.1
190,854	^	First Horizon Alternative Mortgage Securities, 6.490%, 12/25/36	45,379	0.0
58,924		First Horizon Alternative Mortgage Securities, 6.000%, 08/25/36	49,853	0.0
120,277	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	120,852	0.0
150,000	#	Fosse Master PLC, 1.725%, 10/18/54	153,118	0.0
372,870		Freddie Mac, 5.000%, 02/15/35	407,828	0.1
312,303		Freddie Mac, 5.500%, 07/15/37	359,426	0.1
110,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	111,647	0.0
150,000	#	Gracechurch Mortgage Financing PLC, 1.862%, 11/20/56	153,044	0.0
350,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	358,260	0.1
480,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	479,878	0.1
65,741		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	66,858	0.0
246,397		GSR Mortgage Loan Trust, 5.500%, 07/25/35	254,305	0.1
200,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	204,968	0.1

See Accompanying Notes to Financial Statements

10

220,588			Homebanc Mortgage Trust, 1.070%, 08/25/29	188,344	0.0
84,019			JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	71,182	0.0
1,000,000		#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	29,352	0.0
2,220,000		^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	273,708	0.1
44,270			JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	44,543	0.0
173,749			JP Morgan Mortgage Trust, 6.500%, 08/25/36	156,241	0.0
20,174			JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	20,307	0.0
128,809			JPMorgan Chase Commerical Mortgage Securities Corp., 5.305%, 01/15/49	129,464	0.0
317,761		#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	318,551	0.1
207,038			JPMorgan Mortgage Trust, 5.279%, 07/25/35	208,229	0.1
300,000		#	Lanark Master Issuer PLC, 1.711%, 12/22/54	307,536	0.1
9,535,860		#,^	LB-UBS Commercial Mortgage Trust, 0.648%, 11/15/38	187,228	0.0
240,000			LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	240,462	0.1
100,000		#	LB-UBS Commercial Mortgage Trust, 5.226%, 10/15/36	97,275	0.0
190,000		#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	167,027	0.0
130,000			LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	127,490	0.0
100,000			LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	85,779	0.0
90,000		#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	68,432	0.0
370,000			LB-UBS Commercial Mortgage Trust, 5.885%, 06/15/38	357,336	0.1
120,000			LB-UBS Commercial Mortgage Trust, 5.885%, 06/15/38	135,662	0.0
180,000		#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	178,046	0.0
180,000		#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	170,167	0.0
GBP	352,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	581,034	0.1
161,666			Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	163,459	0.0
80,000		#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	83,930	0.0
200,000			Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	208,758	0.1
148,608			Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	152,750	0.0
1,233,943		#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.937%, 08/15/45	139,706	0.0
1,586,774		#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.196%, 11/15/45	200,960	0.1
100,000		#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	49,870	0.0
110,000			Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	131,761	0.0
200,000			Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	207,294	0.1
510,000			Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	540,986	0.1
117,000			Morgan Stanley Capital I, 5.073%, 08/13/42	122,755	0.0
130,000			Morgan Stanley Capital I, 5.202%, 08/13/42	119,957	0.0
220,000			Morgan Stanley Capital I, 5.302%, 01/14/42	224,900	0.1
170,000			Morgan Stanley Capital I, 5.336%, 01/14/42	167,007	0.0
160,000			Morgan Stanley Capital I, 5.300%, 06/15/40	159,711	0.0
350,000		#	Morgan Stanley Capital I, 5.418%, 01/13/41	350,295	0.1
254,841			Morgan Stanley Capital I, 5.575%, 04/12/49	262,831	0.1
129,000			Morgan Stanley Capital I, 5.793%, 07/12/44	141,240	0.0
250,000		#	Morgan Stanley Capital I, 5.818%, 08/12/41	227,870	0.1
500,000		#	Morgan Stanley Dean Witter Capital I, 6.082%, 03/12/35	499,115	0.1
300,000		#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	306,985	0.1
112,416			RALI Trust, 6.000%, 09/25/35	106,606	0.0
5,236,235		#,^	RBSCF Trust, 0.973%, 04/15/24	93,536	0.0
530,000		#	RBSCF Trust, 5.305%, 01/16/49	544,945	0.1
791,936			Residential Accredit Loans, Inc., 0.380%, 01/25/37	543,673	0.1
1,291,436			Residential Accredit Loans, Inc., 0.660%, 12/25/36	599,436	0.1
196,000		#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	201,778	0.1

See Accompanying Notes to Financial Statements

11

190,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	190,950	0.0
140,405		Structured Asset Mortgage Investments, Inc., 0.450%, 04/19/35	133,984	0.0
100,284		Structured Asset Securities Corp., 5.000%, 05/25/35	102,179	0.0
996,077	#,^	UBS-Barclays Commercial Mortgage Trust, 2.204%, 08/10/49	139,815	0.0
98,679		Wachovia Bank Commercial Mortgage Trust, 5.030%, 01/15/41	98,819	0.0
288,549		Wachovia Bank Commercial Mortgage Trust, 5.500%, 10/15/48	290,043	0.1
270,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	288,948	0.1
207,741		Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, 11/25/35	175,482	0.0
997,080	#,^	Wells Fargo Commercial Mortgage Trust, 2.163%, 10/15/45	134,418	0.0
1,133,503	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.608%, 06/15/45	122,584	0.0
1,444,307	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	191,135	0.1
180,404		Wells Fargo Mortgage Backed Securities Trust, 5.573%, 04/25/36	178,798	0.0
163,305		Wells Fargo Mortgage Backed Securities Trust, 6.000%, 03/25/37	154,302	0.0
714,351		Wells Fargo Mortgage-Backed Securities Trust, 5.331%, 08/25/35	722,966	0.2
		Total Collateralized Mortgage Obligations (Cost $20,915,440)	21,616,744	4.1

ASSET-BACKED SECURITIES: 1.1%
		Automobile Asset-Backed Securities: 0.1%
250,000	#	Motor PLC, 1.286%, 02/25/20	250,958	0.1
100,000	#	SMART Trust, 1.590%, 10/14/16	101,759	0.0
			352,717	0.1
		Credit Card Asset-Backed Securities: 0.1%
300,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	302,895	0.0
340,000	#	Penarth Master Issuer PLC, 0.779%, 03/18/14	341,775	0.1
			644,670	0.1
		Home Equity Asset-Backed Securities: 0.1%
371,941		GSAA Trust, 0.270%, 10/25/36	172,950	0.1
332,155		GSAA Trust, 0.300%, 12/25/36	155,360	0.0
			328,310	0.1
		Other Asset-Backed Securities: 0.8%
25,867	#	ARES CLO Funds, 0.548%, 09/18/17	25,748	0.0
300,000	#	ARES CLO Funds, 2.962%, 02/26/16	294,222	0.1
152,322	#	Atrium CDO Corp., 0.642%, 10/27/16	150,858	0.0
150,063	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	147,928	0.0
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	105,951	0.0
33,761		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.810%, 07/25/33	30,889	0.0
180,000		CNH Equipment Trust, 0.870%, 11/15/19	179,857	0.0
226,964		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	228,050	0.0
317,002	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	321,302	0.1
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	240,649	0.1
500,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	500,041	0.1
748,716		Fieldstone Mortgage Investment Corp., 0.370%, 11/25/36	289,984	0.1
815,908		Fieldstone Mortgage Investment Corp., 0.450%, 11/25/36	318,040	0.1
25,816	#	First CLO Ltd., 0.620%, 12/14/16	25,786	0.0
300,000	#	First CLO Ltd., 1.310%, 12/14/16	296,923	0.1
250,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	249,459	0.1
27,603	#	Gulf Stream Compass CLO Ltd., 0.700%, 07/15/16	27,598	0.0
250,000	#	Hewett’s Island CDO Ltd., 1.508%, 12/15/16	240,252	0.0
42,738	#	Katonah Ltd., 0.629%, 09/20/16	42,641	0.0
21,067	#	Landmark CDO Ltd., 1.190%, 01/15/16	21,063	0.0
216,795	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	213,139	0.0
179,751	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	179,798	0.0
125,224	#	Wind River CLO Ltd., 0.639%, 12/19/16	123,720	0.0
			4,253,898	0.8
		Total Asset-Backed Securities (Cost $5,481,116)	5,579,595	1.1

See Accompanying Notes to Financial Statements

12

FOREIGN GOVERNMENT BONDS: 4.0%
241,164			Argentina Government International Bond, 2.500%, 12/31/38	87,784	0.0
126,009			Argentina Government International Bond, 8.280%, 12/31/33	90,726	0.0
EUR	360,000	#	Austria Government Bond, 3.200%, 02/20/17	528,462	0.1
BRL	11,790,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6,042,100	1.2
626,000			Brazilian Government International Bond, 2.625%, 01/05/23	630,069	0.1
EUR	400,000		Bundesrepublik Deutschland, 4.000%, 01/04/18	623,497	0.1
200,000			Colombia Government International Bond, 4.375%, 07/12/21	230,800	0.1
100,000			Colombia Government International Bond, 7.375%, 03/18/19	131,950	0.0
144,000			Colombia Government International Bond, 8.125%, 05/21/24	217,440	0.0
93,000			Costa Rica Government International Bond, 9.995%, 08/01/20	128,340	0.0
DOP	3,400,000		Dominican Republic International Bond, 14.000%, 10/18/19	85,227	0.0
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	258,189	0.1
DOP	7,300,000		Dominican Republic International Bond, 15.500%, 04/19/19	194,208	0.0
57,000		#	El Salvador Government International Bond, 5.875%, 01/30/25	57,912	0.0
146,000			El Salvador Government International Bond, 7.650%, 06/15/35	167,535	0.0
244,000			Hungary Government International Bond, 6.375%, 03/29/21	270,596	0.1
254,000			Indonesia Government International Bond, 3.750%, 04/25/22	271,463	0.1
EUR	1,163,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	1,666,409	0.3
300,000		±	Ivory Coast Government International Bond, 5.750%, 12/31/32	282,000	0.1
401,000			Lebanon Government International Bond, 6.100%, 10/04/22	406,012	0.1
228,000		#	Lithuania Government International Bond, 5.125%, 09/14/17	257,925	0.1
MYR	1,100,000		Malaysia Government Bond, 3.892%, 03/15/27	368,293	0.1
EUR	640,000	#	Netherlands Government Bond, 4.500%, 07/15/17	998,762	0.2
NGN	53,500,000		Nigeria Government Bond, 15.100%, 04/27/17	379,725	0.1
NGN	22,000,000		Nigeria Government Bond, 16.000%, 06/29/19	166,152	0.0
167,000			Panama Government International Bond, 6.700%, 01/26/36	237,975	0.1
12,000			Panama Government International Bond, 8.875%, 09/30/27	19,590	0.0
240,000			Peruvian Government International Bond, 5.625%, 11/18/50	312,360	0.1
744,000			Philippine Government International Bond, 4.000%, 01/15/21	837,000	0.2
100,000			Philippine Government International Bond, 6.375%, 01/15/32	137,375	0.0
167,000			Poland Government International Bond, 3.000%, 03/17/23	167,000	0.0
96,000			Poland Government International Bond, 5.000%, 03/23/22	113,616	0.0
100,000			Republic of Belarus, 8.950%, 01/26/18	103,500	0.0
200,000		#	Republic of Latvia, 2.750%, 01/12/20	198,800	0.0
112,000			Romanian Government International Bond, 6.750%, 02/07/22	136,500	0.0
RUB	25,398,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	921,085	0.2
79,050			Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	101,690	0.0
ZAR	11,550,208		South Africa Government Bond, 6.250%, 03/31/36	1,107,265	0.2
ZAR	2,203,500		South Africa Government Bond, 8.750%, 02/28/48	276,297	0.1
THB	11,600,000		Thailand Government Bond, 3.580%, 12/17/27	368,374	0.1
THB	6,120,000		Thailand Government Bond, 3.775%, 06/25/32	192,461	0.0
THB	3,750,000		Thailand Government Bond, 4.750%, 12/20/24	135,776	0.0
541,000			Turkey Government International Bond, 7.500%, 11/07/19	701,136	0.1
GBP	10,000		United Kingdom Gilt, 4.500%, 12/07/42	20,729	0.0
76,000			Uruguay Government International Bond, 7.625%, 03/21/36	118,104	0.0
68,801		&	Uruguay Government International Bond, 7.875%, 01/15/33	107,089	0.0
			Total Foreign Government Bonds (Cost $20,110,350)	20,855,298	4.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.8%
			Federal Home Loan Mortgage Corporation: 2.8%##
790,000			1.000%, due 09/29/17	799,225	0.2
478,000		Z	2.320%, due 11/29/19	411,220	0.1
2,012,000		W	3.500%, due 07/15/41	2,140,108	0.4
804,967			4.000%, due 12/01/41	860,858	0.2
850,983			4.500%, due 08/01/41	918,502	0.2

See Accompanying Notes to Financial Statements

13

1,218,353		4.500%, due 09/01/41	1,312,355	0.3
87,513		4.500%, due 01/15/42	93,261	0.0
364,262	^	4.787%, due 03/15/33	398,608	0.1
998,139		5.000%, due 08/15/16	1,035,325	0.2
308,797		5.000%, due 12/15/17	330,062	0.1
38,153		5.000%, due 02/15/32	38,511	0.0
563,758		5.500%, due 12/15/32	629,584	0.1
181,685		5.500%, due 09/15/34	201,494	0.0
99,816		5.500%, due 09/15/35	100,332	0.0
1,426,375		5.500%, due 02/15/36	1,588,932	0.3
906,315		5.500%, due 05/15/36	951,695	0.2
187,566		5.500%, due 05/15/37	205,568	0.0
567,596		5.500%, due 06/15/37	629,400	0.1
563,973		6.000%, due 01/15/29	637,941	0.1
609,672		6.000%, due 07/15/32	690,877	0.1
670,117		6.000%, due 10/15/37	762,179	0.1
16,954		6.500%, due 12/01/31	19,670	0.0
			14,755,707	2.8
		Federal National Mortgage Association: 3.3%##
1,068,501		0.710%, due 12/25/40	1,078,467	0.2
825,000		1.250%, due 08/22/18	825,007	0.2
650,000		3.000%, due 01/25/38	698,831	0.1
4,541,000	W	3.000%, due 11/25/42	4,738,959	0.9
1,705,000	W	3.500%, due 06/25/42	1,818,289	0.4
894,435		3.500%, due 08/01/42	956,594	0.2
252,209		4.000%, due 02/01/42	270,792	0.1
216,358		4.000%, due 03/01/42	234,870	0.0
63,734		4.000%, due 06/01/42	69,187	0.0
488,000		4.000%, due 07/01/42	529,752	0.1
65,839		4.000%, due 07/01/42	71,473	0.0
76,814		4.000%, due 07/01/42	83,387	0.0
181,961		4.500%, due 11/01/40	197,246	0.0
279,341		4.500%, due 09/01/41	303,330	0.1
403,322		4.500%, due 10/01/41	437,958	0.1
144,998		4.500%, due 11/01/41	157,450	0.0
167,734		5.000%, due 06/01/33	182,772	0.0
156,665		5.000%, due 07/25/34	160,377	0.0
269,721		5.000%, due 07/01/35	294,455	0.1
91,174		5.000%, due 02/01/36	99,173	0.0
16,640		5.000%, due 07/01/36	18,132	0.0
490,910		5.000%, due 07/01/37	534,922	0.1
422,652		5.000%, due 07/01/37	460,544	0.1
397,318		5.000%, due 11/01/40	447,838	0.1
138,720		5.000%, due 05/01/41	151,460	0.0
167,439		5.000%, due 06/01/41	182,817	0.0
246,753		5.000%, due 06/01/41	269,415	0.1
557,000		5.500%, due 08/25/34	615,275	0.1
20,570		6.000%, due 06/01/16	21,865	0.0
5,396		6.000%, due 07/01/16	5,736	0.0
56,504		6.000%, due 07/01/16	60,060	0.0
8,208		6.000%, due 08/01/16	8,724	0.0
9,920		6.000%, due 10/01/16	10,544	0.0
10,603		6.000%, due 10/01/16	11,270	0.0
82		6.000%, due 10/01/16	87	0.0
73,327		6.000%, due 03/01/17	78,881	0.0
10,972		6.000%, due 04/01/17	11,803	0.0
2,535		6.000%, due 04/01/17	2,727	0.0
5,391		6.000%, due 04/01/17	5,800	0.0
51,289		6.000%, due 06/01/17	55,173	0.0
14,447		6.000%, due 09/01/17	15,541	0.0
39,841		6.000%, due 10/01/17	42,858	0.0
53,086		6.000%, due 11/01/17	56,427	0.0
321,383		6.000%, due 07/25/29	360,346	0.1
527,167		6.000%, due 04/25/31	595,807	0.1
113,648		6.000%, due 12/01/37	125,235	0.0
231,868		6.000%, due 02/01/38	258,960	0.1
12,867		7.000%, due 06/01/29	15,326	0.0
345		7.000%, due 08/01/29	413	0.0
1,912		7.000%, due 10/01/29	2,287	0.0
10,984		7.000%, due 10/01/31	13,128	0.0
6,297		7.000%, due 01/01/32	7,526	0.0
2,542		7.000%, due 04/01/32	3,034	0.0
6,317		7.000%, due 05/01/32	7,541	0.0
13,824		7.000%, due 07/01/32	16,503	0.0
4,342		7.500%, due 11/01/29	5,251	0.0
20,750		7.500%, due 10/01/30	22,935	0.0
26,619		7.500%, due 10/01/30	32,287	0.0
			17,742,847	3.3
		Government National Mortgage Association: 0.7%
10,782		1.625%, due 12/20/29	11,127	0.0
43,395		1.750%, due 04/20/28	45,469	0.0
1,487,000	W	3.000%, due 08/15/42	1,581,099	0.3
788,000	W	3.500%, due 05/15/41	856,273	0.2
225,678		4.000%, due 11/20/40	247,701	0.1
215,238		4.500%, due 08/20/41	237,511	0.1
198,999		5.140%, due 10/20/60	230,394	0.0
130,729		5.288%, due 10/20/60	152,175	0.0
47,433		6.500%, due 09/16/38	55,688	0.0
126,369		7.000%, due 05/16/32	144,666	0.0
			3,562,103	0.7
		Total U.S. Government Agency Obligations (Cost $35,365,002)	36,060,657	6.8

U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Bonds: 1.4%
3,703,000		1.625%, due 11/15/22	3,658,449	0.7
4,061,000		2.750%, due 08/15/42	3,907,446	0.7
			7,565,895	1.4
		U.S. Treasury Notes: 0.9%
1,765,000		0.250%, due 11/30/14	1,765,346	0.3
810,000		0.250%, due 12/15/15	807,659	0.2
114,400		0.625%, due 11/30/17	113,989	0.0
443,800		0.750%, due 12/31/17	444,424	0.1
637,000		1.000%, due 11/30/19	630,331	0.1
860,000		1.125%, due 12/31/19	856,909	0.2
			4,618,658	0.9
		Total U.S. Treasury Obligations (Cost $12,299,839)	12,184,553	2.3

# of Contracts
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
616,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	33,118	0.0
1,791,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	96,290	0.0

See Accompanying Notes to Financial Statements

14

1,791,000		@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	112,315	0.0
616,000		@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	38,629	0.0
				280,352	0.0
			Options on Currencies: 0.0%
2,800,000		@	EUR Put vs. USD Call Currency Option, Strike @ 1.275, Exp. 01/04/13 Counterparty: Barclays Bank PLC	14	0.0
1,100,000		@	USD Put vs. MYR Call Currency Option, Strike @ 3.000, Exp. 01/16/13 Counterparty: Deutsche Bank AG	187	0.0
				201	0.0
			Total Purchased Options (Cost $430,693)	280,553	0.0

			Total Long-Term Investments (Cost $479,672,907)	508,074,090	96.6

Principal Amount†
SHORT-TERM INVESTMENTS: 4.1%
			Securities Lending Collateral(cc)(1): 0.4%
1,000,000			Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.2
165,463			JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $165,465, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $168,773, due 10/31/17-08/15/22)	165,463	0.0
23,477			Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $23,477, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $23,947, due 08/09/13-04/18/36)	23,477	0.0
1,000,000			Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.2
				2,188,940	0.4
			Foreign Government Bonds: 0.6%
MYR	780,000	Z	Bank Negara Malaysia Monetary Notes, 2.940%, 04/23/13	252,733	0.0
MXN	4,920,200	Z	Mexico Cetes, 4.260%, 03/21/13	377,064	0.1
MXN	12,300,000	Z	Mexico Cetes, 4.380%, 05/30/13	934,497	0.2
MXN	20,182,000	Z	Mexico Cetes, 4.450%, 09/19/13	1,512,335	0.3
NGN	2,700,000		Nigeria Government Bond, 12.200%, 10/10/13	15,778	0.0
				3,092,407	0.6

Shares
			Mutual Funds: 3.1%
16,272,596			BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $16,272,596)	16,272,596	3.1

			Total Short-Term Investments (Cost $21,561,794)	21,553,943	4.1

			Total Investments in Securities (Cost $501,234,701)	$529,628,033	100.7
			Liabilities in Excess of Other Assets	(3,811,529)	(0.7)
			Net Assets	$525,816,504	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

15

##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Cost for federal income tax purposes is $505,186,996.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,954,184
Gross Unrealized Depreciation	(10,513,147)
Net Unrealized Appreciation	$24,441,037

See Accompanying Notes to Financial Statements

16

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$33,337,459	$6,990,321	$—	$40,327,780
Consumer Staples	20,923,586	4,733,903	—	25,657,489
Energy	27,478,034	8,496,785	—	35,974,819
Financials	43,200,471	22,978,336	—	66,178,807
Health Care	24,992,007	5,892,452	—	30,884,459
Industrials	28,414,644	6,332,815	—	34,747,459
Information Technology	36,859,478	12,158,567	—	49,018,045
Materials	11,535,719	7,327,724	—	18,863,443
Telecommunication Services	6,323,342	6,594,162	—	12,917,504
Utilities	8,443,438	2,503,762	—	10,947,200
Total Common Stock	241,508,178	84,008,827	—	325,517,005
Exchange-Traded Funds	32,456,451	—	—	32,456,451
Preferred Stock	594,390	298,323	—	892,713
Purchased Options	—	280,553	—	280,553
Corporate Bonds/Notes	—	49,399,135	3,231,386	52,630,521
Collateralized Mortgage Obligations	—	21,067,534	549,210	21,616,744
Short-Term Investments	16,272,596	5,281,347	—	21,553,943
U.S. Treasury Obligations	—	12,184,553	—	12,184,553
Foreign Government Bonds	—	20,855,298	—	20,855,298
Asset-Backed Securities	—	5,579,595	—	5,579,595
U.S. Government Agency Obligations	—	36,060,657	—	36,060,657
Total Investments, at fair value	$290,831,615	$235,015,822	$3,780,596	$529,628,033
Other Financial Instruments+
Swaps	—	108,648	—	108,648
Futures	303,284	—	—	303,284
Written Options	—	—	—	—
Forward Foreign Currency Contracts	—	969,254	—	969,254
Total Assets	$291,134,899	$236,093,724	$3,780,596	$531,009,219
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,810,911)	$—	$(1,810,911)
Futures	(41,751)	—	—	(41,751)
Written Options	—	(82)	—	(82)
Forward Foreign Currency Contracts	—	(1,053,422)	—	(1,053,422)
Total Liabilities	$(41,751)	$(2,864,415)	$—	$(2,906,166)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

17

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	902,444	Buy	01/11/13	$739,000	$745,380	$6,380
Barclays Bank PLC	British Pound	151,585	Buy	01/11/13	245,000	246,236	1,236
Barclays Bank PLC	Indonesian Rupiah	1,918,780,000	Buy	01/11/13	197,000	198,897	1,897
Barclays Bank PLC	Indonesian Rupiah	9,077,680,000	Buy	01/11/13	932,000	940,974	8,974
Barclays Bank PLC	Hungarian Forint	79,290,120	Buy	01/11/13	364,000	358,839	(5,161)
Barclays Bank PLC	Hungarian Forint	64,913,340	Buy	01/11/13	298,000	293,775	(4,225)
Barclays Bank PLC	British Pound	99,959	Buy	01/11/13	161,000	162,374	1,374
Barclays Bank PLC	Norwegian Krone	607,623	Buy	01/11/13	107,000	109,295	2,295
Barclays Bank PLC	Hungarian Forint	27,150,972	Buy	01/11/13	121,000	122,876	1,876
Barclays Bank PLC	Mexican Peso	2,407,732	Buy	03/08/13	184,000	185,174	1,174
Barclays Bank PLC	British Pound	324,994	Buy	01/11/13	524,000	527,926	3,926
Barclays Bank PLC	Polish Zloty	630,890	Buy	03/08/13	204,000	202,506	(1,494)
Barclays Bank PLC	Thai Baht	4,176,152	Buy	03/08/13	136,000	136,023	23
Barclays Bank PLC	South African Rand	1,535,050	Buy	03/08/13	179,000	179,482	482
Barclays Bank PLC	Polish Zloty	921,595	Buy	03/08/13	298,000	295,817	(2,183)
Barclays Bank PLC	Thai Baht	24,412,065	Buy	03/08/13	795,000	795,131	131
Barclays Bank PLC	South African Rand	1,818,048	Buy	03/08/13	212,000	212,571	571
Barclays Bank PLC	Canadian Dollar	501,983	Buy	03/08/13	509,000	503,979	(5,021)
Barclays Bank PLC	Canadian Dollar	414,960	Buy	03/08/13	420,000	416,611	(3,389)
Barclays Bank PLC	EU Euro	202,781	Buy	03/08/13	264,000	267,811	3,811
Barclays Bank PLC	EU Euro	853,379	Buy	03/08/13	1,104,174	1,127,048	22,874
Barclays Bank PLC	EU Euro	106,004	Buy	03/08/13	137,158	139,999	2,841
Barclays Bank PLC	EU Euro	1,230,324	Buy	03/08/13	1,595,808	1,624,875	29,067
Barclays Bank PLC	British Pound	266,334	Buy	01/11/13	427,000	432,637	5,637
Barclays Bank PLC	Swiss Franc	178,695	Buy	01/11/13	190,230	195,403	5,173
Barclays Bank PLC	Singapore Dollar	350,279	Buy	01/11/13	283,948	286,744	2,796
Citigroup, Inc.	Norwegian Krone	1,172,949	Buy	01/11/13	211,000	210,982	(18)
Citigroup, Inc.	Norwegian Krone	1,522,009	Buy	01/11/13	268,000	273,768	5,768
Citigroup, Inc.	British Pound	77,414	Buy	01/11/13	124,128	125,753	1,625
Citigroup, Inc.	British Pound	223,268	Buy	01/11/13	358,000	362,679	4,679
Citigroup, Inc.	Norwegian Krone	1,130,806	Buy	01/11/13	199,000	203,401	4,401
Citigroup, Inc.	Norwegian Krone	628,907	Buy	01/11/13	111,000	113,123	2,123
Citigroup, Inc.	New Zealand Dollar	233,023	Buy	01/11/13	192,000	192,467	467
Citigroup, Inc.	New Zealand Dollar	228,505	Buy	01/11/13	188,000	188,735	735
Citigroup, Inc.	Hungarian Forint	145,927,460	Buy	01/11/13	670,870	660,415	(10,455)
Citigroup, Inc.	Norwegian Krone	620,638	Buy	01/11/13	110,000	111,636	1,636
Citigroup, Inc.	British Pound	471,403	Buy	01/11/13	756,000	765,754	9,754
Citigroup, Inc.	Norwegian Krone	1,973,040	Buy	01/11/13	347,000	354,896	7,896
Citigroup, Inc.	EU Euro	150,297	Buy	01/11/13	195,000	198,399	3,399
Citigroup, Inc.	EU Euro	167,289	Buy	03/08/13	221,000	220,936	(64)
Citigroup, Inc.	Colombian Peso	441,999,900	Buy	03/08/13	249,000	248,706	(294)
Citigroup, Inc.	Colombian Peso	931,927,500	Buy	03/08/13	525,000	524,381	(619)
Citigroup, Inc.	EU Euro	172,377	Buy	03/08/13	228,000	227,657	(343)
Citigroup, Inc.	Indian Rupee	14,504,266	Buy	03/08/13	261,000	261,509	509
Citigroup, Inc.	Norwegian Krone	2,001,730	Buy	01/11/13	346,000	360,057	14,057
Citigroup, Inc.	Indian Rupee	27,838,400	Buy	03/08/13	507,907	501,920	(5,987)
Citigroup, Inc.	Indian Rupee	80,837,721	Buy	03/08/13	1,474,872	1,457,486	(17,386)
Citigroup, Inc.	Norwegian Krone	1,012,430	Buy	01/11/13	178,000	182,109	4,109
Citigroup, Inc.	British Pound	222,145	Buy	01/11/13	357,000	360,856	3,856
Citigroup, Inc.	British Pound	345,527	Buy	01/11/13	553,000	561,279	8,279
Citigroup, Inc.	Hungarian Forint	41,280,001	Buy	01/11/13	186,036	186,818	782
Citigroup, Inc.	Mexican Peso	9,256,787	Buy	03/08/13	710,129	711,920	1,791
Citigroup, Inc.	Mexican Peso	4,817,085	Buy	03/08/13	369,540	370,472	932
Citigroup, Inc.	Hungarian Forint	269,097,581	Buy	01/11/13	1,226,784	1,217,840	(8,944)
Citigroup, Inc.	Canadian Dollar	1,120,301	Buy	03/08/13	1,124,507	1,124,756	249
Citigroup, Inc.	EU Euro	3,621,258	Buy	03/08/13	4,701,672	4,782,556	80,884
Citigroup, Inc.	Israeli New Shekel	576,547	Buy	03/08/13	144,852	154,025	9,173
Credit Suisse Group AG	Swiss Franc	421,579	Buy	01/11/13	462,000	460,997	(1,003)
Credit Suisse Group AG	Norwegian Krone	3,095,261	Buy	01/11/13	551,000	556,754	5,754
Credit Suisse Group AG	Norwegian Krone	3,142,289	Buy	01/11/13	556,000	565,213	9,213
Credit Suisse Group AG	Philippine Peso	25,401,268	Buy	01/11/13	623,000	618,781	(4,219)
Credit Suisse Group AG	Norwegian Krone	1,254,081	Buy	01/11/13	218,000	225,575	7,575
Credit Suisse Group AG	Swedish Krona	1,947,534	Buy	01/11/13	288,000	299,416	11,416

See Accompanying Notes to Financial Statements

18

Credit Suisse Group AG	Norwegian Krone	529,093	Buy	01/11/13	92,000	95,169	3,169
Credit Suisse Group AG	Swedish Krona	1,680,482	Buy	01/11/13	252,000	258,359	6,359
Credit Suisse Group AG	Norwegian Krone	4,601,893	Buy	01/11/13	811,000	827,756	16,756
Credit Suisse Group AG	Norwegian Krone	2,040,225	Buy	01/11/13	356,000	366,981	10,981
Credit Suisse Group AG	Norwegian Krone	1,002,620	Buy	01/11/13	175,000	180,344	5,344
Credit Suisse Group AG	Canadian Dollar	245,393	Buy	03/08/13	247,000	246,369	(631)
Credit Suisse Group AG	South Korean Won	44,642,850	Buy	03/08/13	41,000	41,540	540
Credit Suisse Group AG	Norwegian Krone	2,969,258	Buy	01/11/13	519,000	534,089	15,089
Credit Suisse Group AG	Canadian Dollar	365,602	Buy	03/08/13	368,000	367,056	(944)
Credit Suisse Group AG	Mexican Peso	2,891,837	Buy	03/08/13	222,000	222,405	405
Credit Suisse Group AG	Colombian Peso	912,671,000	Buy	03/08/13	499,000	513,545	14,545
Credit Suisse Group AG	South Korean Won	22,846,950	Buy	03/08/13	21,000	21,259	259
Credit Suisse Group AG	British Pound	161,060	Buy	01/11/13	260,000	261,629	1,629
Credit Suisse Group AG	Canadian Dollar	1,829,343	Buy	03/08/13	1,836,432	1,836,618	186
Credit Suisse Group AG	Japanese Yen	513,256,003	Buy	03/08/13	6,255,009	5,927,378	(327,631)
Credit Suisse Group AG	British Pound	392,966	Buy	01/11/13	638,000	638,340	340
Credit Suisse Group AG	Norwegian Krone	1,278,259	Buy	01/11/13	223,000	229,924	6,924
Credit Suisse Group AG	Danish Krone	849,772	Buy	01/11/13	146,714	150,359	3,645
Credit Suisse Group AG	British Pound	203,799	Buy	01/11/13	329,313	331,054	1,741
Credit Suisse Group AG	Norwegian Krone	9,248,229	Buy	01/11/13	1,596,721	1,663,506	66,785
Credit Suisse Group AG	New Zealand Dollar	1,286,975	Buy	01/11/13	1,048,561	1,062,986	14,425
Credit Suisse Group AG	Swedish Krona	5,859,639	Buy	01/11/13	882,265	900,865	18,600
Credit Suisse Group AG	Turkish Lira	792,771	Buy	03/08/13	434,364	440,619	6,255
Deutsche Bank AG	South African Rand	4,273,201	Buy	03/08/13	496,822	499,635	2,813
Deutsche Bank AG	Russian Ruble	4,322,500	Buy	01/11/13	140,000	141,270	1,270
Deutsche Bank AG	Russian Ruble	2,161,250	Buy	01/11/13	70,000	70,635	635
Deutsche Bank AG	British Pound	91,393	Buy	01/11/13	148,000	148,461	461
Deutsche Bank AG	Norwegian Krone	2,945,682	Buy	01/11/13	526,000	529,849	3,849
Deutsche Bank AG	British Pound	273,452	Buy	01/11/13	442,000	444,200	2,200
Deutsche Bank AG	British Pound	170,519	Buy	01/11/13	273,000	276,993	3,993
Deutsche Bank AG	New Zealand Dollar	395,948	Buy	01/11/13	323,000	327,036	4,036
Deutsche Bank AG	New Zealand Dollar	224,397	Buy	01/11/13	181,000	185,343	4,343
Deutsche Bank AG	New Zealand Dollar	312,548	Buy	01/11/13	252,000	258,152	6,152
Deutsche Bank AG	Russian Ruble	39,996,133	Buy	01/11/13	1,249,586	1,307,173	57,587
Deutsche Bank AG	Mexican Peso	2,563,196	Buy	03/08/13	197,875	197,130	(745)
Deutsche Bank AG	Australian Dollar	189,290	Buy	03/08/13	196,000	195,641	(359)
Deutsche Bank AG	EU Euro	1,412,470	Buy	03/08/13	1,861,000	1,865,433	4,433
Deutsche Bank AG	Mexican Peso	9,193,425	Buy	03/08/13	709,719	707,046	(2,673)
Deutsche Bank AG	Hong Kong Sar Dollar	2,030,107	Buy	03/08/13	262,000	261,978	(22)
Deutsche Bank AG	Taiwan New Dollar	3,317,750	Buy	03/08/13	115,000	114,280	(720)
Deutsche Bank AG	Indian Rupee	14,792,260	Buy	03/08/13	266,000	266,701	701
Deutsche Bank AG	Mexican Peso	4,839,177	Buy	03/08/13	375,000	372,171	(2,829)
Deutsche Bank AG	Mexican Peso	1,322	Buy	03/08/13	102	102	0
Deutsche Bank AG	South African Rand	1,646,577	Buy	03/08/13	187,727	192,522	4,795
Deutsche Bank AG	Polish Zloty	114,906	Buy	03/08/13	35,706	36,883	1,177
Deutsche Bank AG	South African Rand	1,048,953	Buy	03/08/13	119,592	122,647	3,055
Deutsche Bank AG	Japanese Yen	9,052,637	Buy	03/08/13	110,000	104,545	(5,455)

See Accompanying Notes to Financial Statements

19

Deutsche Bank AG	Mexican Peso	3,600,111	Buy	03/08/13	277,000	276,877	(123)
Deutsche Bank AG	Mexican Peso	2,126,636	Buy	03/08/13	163,000	163,555	555
Deutsche Bank AG	Turkish Lira	1,271,776	Buy	03/08/13	704,000	706,849	2,849
Deutsche Bank AG	Argentine Peso	2,325,960	Buy	01/11/13	468,000	470,304	2,304
Deutsche Bank AG	EU Euro	729,770	Buy	03/08/13	944,252	963,799	19,547
Deutsche Bank AG	Chilean Peso	129,571,533	Buy	01/11/13	273,466	270,330	(3,136)
Deutsche Bank AG	Colombian Peso	254,372,455	Buy	03/08/13	137,886	143,131	5,245
Deutsche Bank AG	South Korean Won	1,737,339,045	Buy	03/08/13	1,584,339	1,616,578	32,239
Deutsche Bank AG	Peruvian Nuevo Sol	1,922,465	Buy	03/08/13	735,449	750,618	15,169
Deutsche Bank AG	Polish Zloty	4,959,830	Buy	03/08/13	1,500,296	1,592,026	91,730
Deutsche Bank AG	Taiwan New Dollar	1,226,729	Buy	03/08/13	42,214	42,255	41
Deutsche Bank AG	Chinese Yuan	1,586,844	Buy	08/09/13	252,000	251,306	(694)
Deutsche Bank AG	Chinese Yuan	3,268,143	Buy	08/09/13	519,000	517,571	(1,429)
HSBC	Swiss Franc	194,404	Buy	01/11/13	212,000	212,581	581
HSBC	Brazilian Real	1,065,179	Buy	01/11/13	516,000	519,650	3,650
HSBC	Brazilian Real	1,112,658	Buy	01/11/13	539,000	542,813	3,813
HSBC	Brazilian Real	1,539,099	Buy	01/11/13	751,000	750,854	(146)
HSBC	South Korean Won	283,251,000	Buy	03/08/13	263,000	263,563	563
HSBC	South Korean Won	271,328,400	Buy	03/08/13	252,000	252,469	469
HSBC	Malaysian Ringgit	1,382,766	Buy	03/08/13	451,000	450,158	(842)
HSBC	South Korean Won	180,885,600	Buy	03/08/13	168,000	168,312	312
HSBC	Thai Baht	9,716,960	Buy	03/08/13	314,628	316,494	1,866
HSBC	Malaysian Ringgit	3,623,443	Buy	03/08/13	1,174,193	1,179,609	5,416
JPMorgan Chase & Co.	British Pound	285,357	Buy	01/11/13	461,000	463,538	2,538
JPMorgan Chase & Co.	British Pound	39,883	Buy	01/11/13	64,000	64,787	787
JPMorgan Chase & Co.	New Zealand Dollar	239,913	Buy	01/11/13	194,000	198,157	4,157
JPMorgan Chase & Co.	British Pound	417,457	Buy	01/11/13	668,000	678,123	10,123
JPMorgan Chase & Co.	Mexican Peso	9,781,143	Buy	03/08/13	747,000	752,247	5,247
JPMorgan Chase & Co.	Turkish Lira	359,420	Buy	03/08/13	200,000	199,765	(235)
JPMorgan Chase & Co.	Turkish Lira	950,666	Buy	03/08/13	529,000	528,377	(623)
JPMorgan Chase & Co.	Mexican Peso	182,084	Buy	03/08/13	14,221	14,004	(217)
JPMorgan Chase & Co.	Canadian Dollar	474,748	Buy	03/08/13	481,000	476,636	(4,364)
JPMorgan Chase & Co.	Czech Koruna	9,799,811	Buy	03/08/13	515,000	515,869	869
JPMorgan Chase & Co.	Mexican Peso	49,930	Buy	03/08/13	3,899	3,840	(59)
JPMorgan Chase & Co.	Australian Dollar	219,438	Buy	03/08/13	230,000	226,800	(3,200)
JPMorgan Chase & Co.	Mexican Peso	4,806,946	Buy	03/08/13	371,000	369,692	(1,308)
UBS Warburg LLC	Norwegian Krone	2,952,719	Buy	01/11/13	524,000	531,114	7,114
UBS Warburg LLC	British Pound	309,287	Buy	01/11/13	496,000	502,410	6,410
UBS Warburg LLC	New Zealand Dollar	348,342	Buy	01/11/13	287,000	287,715	715
UBS Warburg LLC	Norwegian Krone	1,313,712	Buy	01/11/13	227,000	236,301	9,301
UBS Warburg LLC	Australian Dollar	214,720	Buy	03/08/13	224,000	221,924	(2,076)
UBS Warburg LLC	Australian Dollar	472,035	Buy	03/08/13	494,000	487,873	(6,127)
UBS Warburg LLC	Japanese Yen	20,277,595	Buy	03/08/13	241,000	234,177	(6,823)
UBS Warburg LLC	EU Euro	160,332	Buy	03/08/13	210,000	211,749	1,749
UBS Warburg LLC	Australian Dollar	158,596	Buy	03/08/13	165,000	163,917	(1,083)
UBS Warburg LLC	British Pound	93,185	Buy	01/11/13	149,000	151,371	2,371
UBS Warburg LLC	EU Euro	512,821	Buy	03/08/13	670,000	677,276	7,276
UBS Warburg LLC	South African Rand	636,390	Buy	03/08/13	71,000	74,409	3,409
UBS Warburg LLC	Canadian Dollar	387,843	Buy	03/08/13	390,000	389,385	(615)
UBS Warburg LLC	British Pound	74,157	Buy	01/11/13	120,000	120,462	462
							$402,040

Barclays Bank PLC	Russian Ruble	8,454,814	Sell	01/11/13	$278,000	$276,324	$1,676
Barclays Bank PLC	British Pound	36,314	Sell	01/11/13	59,000	58,989	11
Barclays Bank PLC	British Pound	238,474	Sell	01/11/13	382,000	387,382	(5,382)
Barclays Bank PLC	British Pound	89,458	Sell	01/11/13	142,000	145,316	(3,316)
Barclays Bank PLC	British Pound	26,104	Sell	01/11/13	41,534	42,403	(869)

See Accompanying Notes to Financial Statements

20

Barclays Bank PLC	British Pound	181,824	Sell	01/11/13	289,000	295,358	(6,358)
Barclays Bank PLC	British Pound	304,894	Sell	01/11/13	487,000	495,275	(8,275)
Barclays Bank PLC	British Pound	11,905	Sell	01/11/13	19,000	19,338	(338)
Barclays Bank PLC	Canadian Dollar	332,114	Sell	03/08/13	333,000	333,435	(435)
Barclays Bank PLC	South African Rand	4,767,728	Sell	03/08/13	555,000	557,456	(2,456)
Barclays Bank PLC	British Pound	158,840	Sell	01/11/13	256,000	258,022	(2,022)
Barclays Bank PLC	Colombian Peso	315,875,000	Sell	03/08/13	175,000	177,738	(2,738)
Barclays Bank PLC	Colombian Peso	111,910,000	Sell	03/08/13	62,000	62,970	(970)
Barclays Bank PLC	EU Euro	30,221	Sell	03/08/13	40,000	39,912	88
Barclays Bank PLC	EU Euro	217,588	Sell	03/08/13	288,000	287,367	633
Barclays Bank PLC	British Pound	244,300	Sell	01/11/13	391,000	396,846	(5,846)
Barclays Bank PLC	Australian Dollar	501,635	Sell	03/08/13	524,000	518,465	5,535
Barclays Bank PLC	EU Euro	156,318	Sell	03/08/13	205,000	206,448	(1,448)
Barclays Bank PLC	Polish Zloty	556,662	Sell	03/08/13	175,000	178,679	(3,679)
Barclays Bank PLC	British Pound	65,954	Sell	01/11/13	106,000	107,137	(1,137)
Barclays Bank PLC	Australian Dollar	227,944	Sell	03/08/13	236,314	235,592	722
Barclays Bank PLC	Mexican Peso	13,651,051	Sell	03/08/13	1,041,707	1,049,873	(8,166)
Barclays Bank PLC	Mexican Peso	9,474,589	Sell	03/08/13	723,003	728,671	(5,668)
Barclays Bank PLC	Hungarian Forint	129,862,274	Sell	01/11/13	576,112	587,710	(11,598)
Barclays Bank PLC	South African Rand	7,642,079	Sell	03/08/13	848,130	893,533	(45,403)
Barclays Bank PLC	South African Rand	7,347,690	Sell	03/08/13	815,459	859,113	(43,654)
Citigroup, Inc.	Norwegian Krone	6,609,680	Sell	01/11/13	1,184,000	1,188,903	(4,903)
Citigroup, Inc.	Brazilian Real	1,094,316	Sell	01/11/13	527,000	533,865	(6,865)
Citigroup, Inc.	British Pound	236,602	Sell	01/11/13	381,000	384,340	(3,340)
Citigroup, Inc.	Hungarian Forint	100,629,624	Sell	01/11/13	463,000	455,414	7,586
Citigroup, Inc.	Hungarian Forint	42,630,023	Sell	01/11/13	195,000	192,928	2,072
Citigroup, Inc.	New Zealand Dollar	459,100	Sell	01/11/13	377,000	379,197	(2,197)
Citigroup, Inc.	Malaysian Ringgit	766,621	Sell	03/08/13	249,000	249,573	(573)
Citigroup, Inc.	Colombian Peso	838,950,000	Sell	03/08/13	470,000	472,064	(2,064)
Citigroup, Inc.	Thai Baht	11,019,956	Sell	03/08/13	358,000	358,934	(934)
Citigroup, Inc.	Turkish Lira	937,574	Sell	03/08/13	519,000	521,100	(2,100)
Citigroup, Inc.	British Pound	203,384	Sell	01/11/13	326,000	330,381	(4,381)
Citigroup, Inc.	Swedish Krona	893,293	Sell	01/11/13	134,000	137,336	(3,336)
Citigroup, Inc.	British Pound	104,167	Sell	01/11/13	166,000	169,210	(3,210)
Citigroup, Inc.	New Zealand Dollar	70,085	Sell	01/11/13	57,000	57,887	(887)
Citigroup, Inc.	EU Euro	815,240	Sell	03/08/13	1,058,469	1,076,678	(18,209)
Citigroup, Inc.	Australian Dollar	64,568	Sell	03/08/13	66,929	66,734	195
Citigroup, Inc.	Israeli New Shekel	270,316	Sell	03/08/13	69,768	72,215	(2,447)
Credit Suisse Group AG	Norwegian Krone	3,081,894	Sell	01/11/13	550,000	554,349	(4,349)
Credit Suisse Group AG	Swedish Krona	2,331,866	Sell	01/11/13	353,000	358,503	(5,503)
Credit Suisse Group AG	Norwegian Krone	3,123,483	Sell	01/11/13	556,000	561,830	(5,830)
Credit Suisse Group AG	British Pound	220,489	Sell	01/11/13	353,000	358,165	(5,165)
Credit Suisse Group AG	Norwegian Krone	1,459,744	Sell	01/11/13	254,000	262,568	(8,568)
Credit Suisse Group AG	Swedish Krona	1,670,630	Sell	01/11/13	249,000	256,844	(7,844)
Credit Suisse Group AG	Norwegian Krone	1,569,149	Sell	01/11/13	273,000	282,247	(9,247)
Credit Suisse Group AG	Norwegian Krone	1,413,019	Sell	01/11/13	247,000	254,164	(7,164)
Credit Suisse Group AG	Peruvian Nuevo Sol	537,757	Sell	03/08/13	209,000	209,965	(965)
Credit Suisse Group AG	Peruvian Nuevo Sol	388,523	Sell	03/08/13	151,000	151,697	(697)
Credit Suisse Group AG	Norwegian Krone	2,242,373	Sell	01/11/13	390,000	403,342	(13,342)
Credit Suisse Group AG	Norwegian Krone	1,259,466	Sell	01/11/13	221,000	226,544	(5,544)
Credit Suisse Group AG	Swedish Krona	960,665	Sell	01/11/13	145,000	147,693	(2,693)
Credit Suisse Group AG	Norwegian Krone	3,485,596	Sell	01/11/13	614,000	626,965	(12,965)
Credit Suisse Group AG	Norwegian Krone	3,059,640	Sell	01/11/13	541,000	550,347	(9,347)
Credit Suisse Group AG	Malaysian Ringgit	600,838	Sell	03/08/13	196,000	195,602	398

See Accompanying Notes to Financial Statements

21

Credit Suisse Group AG	Turkish Lira	479,642	Sell	03/08/13	265,000	266,583	(1,583)
Credit Suisse Group AG	South Korean Won	109,817,300	Sell	03/08/13	101,000	102,184	(1,184)
Credit Suisse Group AG	EU Euro	155,784	Sell	03/08/13	204,000	205,742	(1,742)
Credit Suisse Group AG	South Korean Won	1,042,112,400	Sell	03/08/13	958,000	969,676	(11,676)
Credit Suisse Group AG	Mexican Peso	11,749,529	Sell	03/08/13	895,549	903,631	(8,082)
Credit Suisse Group AG	British Pound	249,867	Sell	01/11/13	403,982	405,887	(1,905)
Deutsche Bank AG	Indonesian Rupiah	4,909,000,000	Sell	01/11/13	500,000	508,857	(8,857)
Deutsche Bank AG	Russian Ruble	15,991,500	Sell	01/11/13	525,000	522,642	2,358
Deutsche Bank AG	British Pound	95,259	Sell	01/11/13	154,000	154,741	(741)
Deutsche Bank AG	Brazilian Real	2,747,070	Sell	01/11/13	1,310,000	1,340,165	(30,165)
Deutsche Bank AG	New Zealand Dollar	622,310	Sell	01/11/13	523,000	514,001	8,999
Deutsche Bank AG	Brazilian Real	102,753	Sell	01/11/13	49,000	50,128	(1,128)
Deutsche Bank AG	Swedish Krona	3,147,418	Sell	01/11/13	473,000	483,887	(10,887)
Deutsche Bank AG	Brazilian Real	1,348,536	Sell	01/11/13	644,000	657,887	(13,887)
Deutsche Bank AG	Hungarian Forint	70,593,044	Sell	01/11/13	322,922	319,479	3,443
Deutsche Bank AG	New Zealand Dollar	1,165,988	Sell	01/11/13	955,000	963,056	(8,056)
Deutsche Bank AG	Hungarian Forint	74,612,568	Sell	01/11/13	338,723	337,670	1,053
Deutsche Bank AG	Russian Ruble	333,266	Sell	01/11/13	10,412	10,892	(480)
Deutsche Bank AG	British Pound	20,573	Sell	01/11/13	32,644	33,418	(774)
Deutsche Bank AG	New Zealand Dollar	477,269	Sell	01/11/13	388,000	394,203	(6,203)
Deutsche Bank AG	Australian Dollar	230,152	Sell	03/08/13	238,000	237,874	126
Deutsche Bank AG	Australian Dollar	242,178	Sell	03/08/13	250,000	250,303	(303)
Deutsche Bank AG	Czech Koruna	4,964,900	Sell	03/08/13	262,000	261,356	644
Deutsche Bank AG	Peruvian Nuevo Sol	956,879	Sell	03/08/13	374,000	373,610	390
Deutsche Bank AG	Canadian Dollar	335,242	Sell	03/08/13	337,000	336,575	425
Deutsche Bank AG	EU Euro	476,851	Sell	03/08/13	633,000	629,772	3,228
Deutsche Bank AG	British Pound	176,037	Sell	01/11/13	282,000	285,958	(3,958)
Deutsche Bank AG	Canadian Dollar	444,285	Sell	03/08/13	446,000	446,052	(52)
Deutsche Bank AG	EU Euro	796,236	Sell	03/08/13	1,052,000	1,051,580	420
Deutsche Bank AG	Indian Rupee	13,401,960	Sell	03/08/13	242,000	241,634	366
Deutsche Bank AG	Japanese Yen	44,319,713	Sell	03/08/13	525,000	511,830	13,170
Deutsche Bank AG	Indian Rupee	43,584,060	Sell	03/08/13	787,000	785,811	1,189
Deutsche Bank AG	Polish Zloty	1,641,185	Sell	03/08/13	529,000	526,794	2,206
Deutsche Bank AG	Australian Dollar	215,139	Sell	03/08/13	226,000	222,357	3,643
Deutsche Bank AG	Mexican Peso	38,982	Sell	03/08/13	3,010	2,998	12
Deutsche Bank AG	EU Euro	58,614	Sell	03/08/13	76,000	77,411	(1,411)
Deutsche Bank AG	South African Rand	1,248,624	Sell	03/08/13	138,887	145,993	(7,106)
Deutsche Bank AG	Australian Dollar	96,638	Sell	03/08/13	100,000	99,880	120
Deutsche Bank AG	Polish Zloty	164,382	Sell	03/08/13	51,624	52,764	(1,140)
Deutsche Bank AG	New Zealand Dollar	133,271	Sell	01/11/13	110,000	110,076	(76)
Deutsche Bank AG	Czech Koruna	13,178,286	Sell	03/08/13	658,293	693,715	(35,422)
HSBC	British Pound	75,095	Sell	01/11/13	122,000	121,986	14
HSBC	Mexican Peso	6,814,856	Sell	03/08/13	526,000	524,116	1,884
HSBC	Malaysian Ringgit	803,292	Sell	03/08/13	262,000	261,511	489
HSBC	Mexican Peso	1,408,957	Sell	03/08/13	110,000	108,360	1,640
HSBC	Mexican Peso	1,575,470	Sell	03/08/13	123,000	121,166	1,834
HSBC	Thai Baht	21,432,773	Sell	03/08/13	693,977	698,093	(4,116)
HSBC	Brazilian Real	6,373,472	Sell	01/11/13	3,110,832	3,109,315	1,517
HSBC	Brazilian Real	7,539,394	Sell	01/11/13	3,679,907	3,678,113	1,794
HSBC	Thai Baht	3,986,305	Sell	03/08/13	128,790	129,839	(1,049)
JPMorgan Chase & Co.	New Zealand Dollar	623,100	Sell	01/11/13	524,000	514,653	9,347
JPMorgan Chase & Co.	British Pound	179,408	Sell	01/11/13	290,000	291,433	(1,433)
JPMorgan Chase & Co.	New Zealand Dollar	227,651	Sell	01/11/13	192,000	188,030	3,970
JPMorgan Chase & Co.	New Zealand Dollar	224,624	Sell	01/11/13	188,000	185,529	2,471
JPMorgan Chase & Co.	British Pound	245,066	Sell	01/11/13	389,000	398,089	(9,089)
JPMorgan Chase & Co.	New Zealand Dollar	228,410	Sell	01/11/13	188,000	188,657	(657)
JPMorgan Chase & Co.	New Zealand Dollar	384,157	Sell	01/11/13	316,000	317,297	(1,297)

See Accompanying Notes to Financial Statements

22

JPMorgan Chase & Co.	British Pound	342,428	Sell	01/11/13	552,000	556,246	(4,246)
JPMorgan Chase & Co.	Czech Koruna	4,795,248	Sell	03/08/13	252,000	252,425	(425)
JPMorgan Chase & Co.	New Zealand Dollar	205,699	Sell	01/11/13	167,000	169,898	(2,898)
JPMorgan Chase & Co.	British Pound	245,034	Sell	01/11/13	395,000	398,037	(3,037)
JPMorgan Chase & Co.	Mexican Peso	10,447,280	Sell	03/08/13	813,661	803,478	10,183
JPMorgan Chase & Co.	Mexican Peso	12,241,310	Sell	03/08/13	953,343	941,453	11,890
JPMorgan Chase & Co.	Canadian Dollar	407,873	Sell	03/08/13	414,000	409,495	4,505
JPMorgan Chase & Co.	Australian Dollar	180,683	Sell	03/08/13	189,000	186,745	2,255
JPMorgan Chase & Co.	British Pound	698,578	Sell	01/11/13	1,122,000	1,134,781	(12,781)
JPMorgan Chase & Co.	Canadian Dollar	420,467	Sell	03/08/13	424,000	422,139	1,861
JPMorgan Chase & Co.	Swedish Krona	3,392,755	Sell	01/11/13	519,000	521,605	(2,605)
UBS Warburg LLC	Norwegian Krone	2,821,665	Sell	01/11/13	507,000	507,541	(541)
UBS Warburg LLC	Swedish Krona	3,460,534	Sell	01/11/13	528,000	532,025	(4,025)
UBS Warburg LLC	Norwegian Krone	2,950,195	Sell	01/11/13	524,000	530,660	(6,660)
UBS Warburg LLC	Norwegian Krone	1,670,050	Sell	01/11/13	295,000	300,397	(5,397)
UBS Warburg LLC	Norwegian Krone	1,394,791	Sell	01/11/13	243,000	250,885	(7,885)
UBS Warburg LLC	Norwegian Krone	2,559,762	Sell	01/11/13	445,000	460,432	(15,432)
UBS Warburg LLC	British Pound	100,049	Sell	01/11/13	161,000	162,522	(1,522)
UBS Warburg LLC	EU Euro	777,130	Sell	03/08/13	1,030,000	1,026,347	3,653
UBS Warburg LLC	New Zealand Dollar	202,954	Sell	01/11/13	164,000	167,631	(3,631)
UBS Warburg LLC	British Pound	106,869	Sell	01/11/13	171,000	173,600	(2,600)
UBS Warburg LLC	British Pound	628,783	Sell	01/11/13	1,014,000	1,021,406	(7,406)
UBS Warburg LLC	Norwegian Krone	4,586,962	Sell	01/11/13	811,000	825,071	(14,071)
UBS Warburg LLC	Norwegian Krone	3,059,307	Sell	01/11/13	541,000	550,287	(9,287)
UBS Warburg LLC	Norwegian Krone	2,690,680	Sell	01/11/13	477,000	483,981	(6,981)
UBS Warburg LLC	Norwegian Krone	1,412,370	Sell	01/11/13	250,000	254,047	(4,047)
UBS Warburg LLC	British Pound	128,858	Sell	01/11/13	207,000	209,319	(2,319)
UBS Warburg LLC	Thai Baht	6,808,762	Sell	03/08/13	220,944	221,770	(826)
UBS Warburg LLC	Australian Dollar	123,650	Sell	03/08/13	128,000	127,798	202
UBS Warburg LLC	Canadian Dollar	769,855	Sell	03/08/13	774,000	772,917	1,083
							$(486,208)

ING Balanced Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	3	03/07/13	$542,265	$8,662
Australia 10-Year Bond	2	03/15/13	256,121	270
Australia 3-Year Bond	5	03/15/13	568,758	944
Canada 10-Year Bond	7	03/19/13	953,836	(9,258)
Euro-Bobl 5-Year	15	03/07/13	2,530,755	10,455
Euro-Schatz	9	03/07/13	1,316,915	783
Long Gilt	19	03/26/13	3,670,430	220
Mini MSCI Emerging Markets Index	101	03/15/13	5,421,175	157,015
S&P 500 E-Mini	96	03/15/13	6,816,480	(10,340)
Short Gilt	17	03/26/13	2,862,928	(3,251)
U.S. Treasury 2-Year Note	76	03/28/13	16,755,626	4,650
U.S. Treasury 5-Year Note	86	03/28/13	10,699,609	(14,515)
			$52,394,898	$145,635
Short Contracts
Euro-Bund	(9)	03/07/13	(1,730,148)	(4,174)
Medium Gilt	(19)	03/26/13	(3,529,070)	(213)
U.S. Treasury 10-Year Note	(101)	03/19/13	(13,410,906)	46,674
U.S. Treasury Long Bond	(14)	03/19/13	(2,065,000)	12,526
U.S. Treasury Ultra Long Bond	(22)	03/19/13	(3,577,062)	61,085
			$(24,312,186)	$115,898

See Accompanying Notes to Financial Statements

23

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD	4,844,000	$(10,745)	$(17,184)	$6,439
							$(10,745)	$(17,184)	$6,439

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	284,000	21,326	13,225	8,101
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	140,000	10,513	6,793	3,720
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	959,000	72,013	24,302	47,711
							$103,852	44,320	$59,532

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%) (5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	284,000	$(95,547)	$(16,725)	$(78,822)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	139,000	(46,764)	(7,504)	(39,260)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	241,000	(81,081)	(12,846)	(68,235)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	480,000	(161,489)	(12,840)	(148,649)
								$(384,881)	(49,915)	$(334,966)

(1)

If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the  Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

24

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL	10,000,000	$(318,811)	$—	$(318,811)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL	6,000,000	(191,704)	—	(191,704)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL	6,400,000	(204,484)	—	(204,484)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL	6,000,000	(191,286)	—	(191,286)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP	950,000,000	(42,884)	—	(42,884)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP	950,000,000	(39,643)	—	(39,643)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP	950,000,000	(36,401)	—	(36,401)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW	2,000,000,000	(59,908)	—	(59,908)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW	2,250,000,000	(66,766)	—	(66,766)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse Group AG	06/17/14	MXN	48,000,000	(10,130)	—	(10,130)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN	10,000,000	(32,021)	—	(32,021)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	6,500,000	(133,697)	—	(133,697)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN	4,500,000	(85,609)	—	(85,609)
Receive a fixed rate equal to 3.240% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/06/17	THB	28,000,000	1,877	—	1,877
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/20/17	THB	28,000,000	1,979	—	1,979
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: HSBC	12/20/17	THB	13,300,000	940	—	940
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD	5,150,000	(1,941)	—	(1,941)
				$(1,410,489)	$—	$(1,410,489)

ING Balanced Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
4,300,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1 .203 USD	01/04/13	$51,257	$—
1,100,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3 .150 USD	01/16/13	5,479	(82)
			Total Written OTC Options		$56,736	$(82)

See Accompanying Notes to Financial Statements

25

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

15

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Balanced Portfolio, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2013

17